Exhibit 10.1

DONG NAI PROVINCE’S PLANNING

SOCIALIST REPUBLIC OF VIETNAM

AND INVESTMENT DEPARTMENT

Independence – Liberty - Happiness

BUSINESS REGISTRATION BUREAU

---------------------------------------------

BUSINESS REGISTRATION CERTIFICATE
FOR JOINT-STOCK COMPANY

No: 4703000608

First registration, dated 8 December 2008

1.

Company Vietnamese name: CONG TY CO PHAN XANG DAU TIN NGHIA

(Transferred from Tin Nghia petrol one member limited liability company)

Company English name: TIN NGHIA PETROL JOINT-STOCK COMPANY

Trading name: TIMEX PETROL

2.

Head office address: 95A, Cach mang thang 8 Street, Quyet Thang Ward, Bien Hoa City, Dong Nai Province

Phone: 061.3842434

Fax: 061.3941024

Email: radecentre@timexco.com.vn

Website: www.timexpetrol.com.vn

3.

Business fields:

Purchasing petroleum, Diesel, Lubricant, Grease and Gas (Gas is not stored in office), agricultural products, foods, consumer goods, electrical goods, clothing goods, souvenir goods, construction materials, interior decoration commodities, industry – agriculture – forestry machine and equipment; international and domestic tourism business, restaurant, hotel, motel (are not operated in office); eatery business; repairing, maintaining and washing motor, automobile vehicle; real estate business, advertising services, post agent; roadway transportation, waterway and roadway customer transportation according to contract, trading and consigning goods agent./.

4.

Charter capital: 213,437,600,000 VND

Stock value unit: 10,000 VND

A number of stocks and stock value are contributed:

A number of stocks: 21,343,760

Stock value: 200,000,000,000 VND

5.

Legal capital:

6.

Shareholders:

Order number	Shareholders’ name	Permanent place of residence or formal office address	A number of stock/ kind of stocks	Stock value (million VND)	Contribution capital rate	ID No (or another)/ Business registration certificate No
1	Tin Nghia one member limited liability company representative: Mr. Quach Van Duc Mr. Le Huu Tinh	96, Ha Huy Giap Street, Quyet Thang Ward, Bien Hoa City, Dong Nai	17,343,760 / common	173,437	81.26%	4704000007
2	Staff representative of Tin Nghia one member limited liability company: Ms. Nguyen Thi bach Huong Mr. Do Van Thang	96, Ha Huy Giap Street, Quyet Thang Ward, Bien Hoa City, Dong Nai	3,000,000 / common	30,000	14.06%
3	Staff representative of company: Mr. Le Van Danh	96, Ha Huy Giap Street, Quyet Thang Ward, Bien Hoa City, Dong Nai	1,000,000 / common	10,000	4.68%

7.

Company representative in accordance with law:

Position: Director

Full name: Le Van Danh

Sex: male

Year of birth: 1960

Ethnicity: Kinh

Nationality: Vietnam

ID No: 362160827

Issued on 01/09/2003

At Can Tho’s Police Department

Other identification document:

Identification No:

Issued on

At

Permanent place of residence: 312C/10 national highway 91B, An Khanh Ward, Ninh Kieu District, Can Tho

Current place of residence: R104, Vo Thi Sau, Thong Nhat Ward, Bien Hoa City, Dong Nai

Signature: (Signed)

8.

Branch’s address and name:

9.

Representative office’s address and name:

10.

Business location’s address and name:

Chief of business registration bureau

(Signed, Stamped)

Phan Ngoc Van

SHARE EXCHANGE AGREEMENT

HỢP ĐỒNG CHUYỂN ĐỔI CỔ PHIẾU

This Share Exchange Agreement, dated as of March 19, 2009, is made by and among ENSIGN SERVICES , INC., a Nevada corporation (the "Acquiror"), each of the Persons listed on Exhibit A hereto (collectively, the "Acquiror Shareholders", and individually an "Acquiror Shareholder") each of the Persons listed on Exhibit B hereto (collectively, the "Shareholders", and individually a "Shareholder"), and TIMEX PETROL, a wholly owned subsidiary of Tin Ngia Company, Ltd., a Vietnamese Limited Company (the "Company").

Hợp Đồng Chuyển Đổi Cổ Phiếu này, vào ngày 19 tháng ba, 2009, được lập bởi ENSIGN SERVICES , INC., một công ty ở Navada (“Bên Mua”), mỗi một Thể nhân liệt kê trong Bảng A (gộp chung, gọi là  các “Cổ Đông Bên Mua”, và từng cá nhân gọi mà một “Cổ Đông Bên Mua”), mỗi một Thể nhân liệt kê trong Bảng B (gộp chung, gọi là các “Cổ Đông”, và từng cá nhân gọi mà một “Cổ Đông”) và TIMEX PETROL, một công ty con sở hữu toàn phần của Công Ty TNHH Tín Nghĩa (Việt Nam) (“Công Ty”).

BACKGROUND

NỀN TẢNG

The Shareholders have agreed to transfer to the Acquiror, and the Acquiror has agreed to acquire from the Shareholders, all of the Shares, which Shares constitute 100% of the outstanding capital stock of the Company, in exchange for 45,900,000 shares of the Acquiror's Common Stock to be issued on the Closing Date (the "Acquiror Shares"), on the terms and conditions as set forth herein.

 Các Cổ Đông đã đồng ý sẽ chuyển nhượng cho Bên Mua, và Bên Mua đồng ý mua từ các Cổ Đông tất cả các Cổ Phiếu cấu thành 100% vốn cổ phần đang lưu hành của Công Ty, đổi lấy 45,900,000 Cổ Phiếu Phổ Thông Bên Mua được phát hành vào Thời Điểm Đóng (“Cổ Phiếu Bên Mua”); theo các điều khoản và điều kiện được nêu ra ở đây.

SECTION I

DEFINITIONS

MỤC I

ĐỊNH NGHĨA

Unless the context otherwise requires, the terms defined in this Section 1 will have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

Trừ khi tình huống đòi hỏi khác đi, các điều khoản được định nghĩa trong Mục 1 sẽ có ý nghĩa được chỉ rõ ở đây dùng cho mọi mục đích của bản Hợp Đồng này, áp dụng được với cả dạng số ít và số nhiều của bất kỳ điều khoản nào định nghĩa tại đây.

1.1

"Accredited Investor" has the meaning set forth in Regulation D under the Securities Act and as set forth on Exhibit C.

“Nhà Đầu Tư Được Công Nhận” có ý nghĩa trong Quy Tắc D theo Luật Chứng Khoán và có trong Phụ Lục C.

1.2

"Acquired Companies" means, collectively, the Company and any Company Subsidiaries.

“Các Công Ty Mua Được” có nghĩa chung là, Công Ty và bất kỳ Công Ty Con nào của Công ty.

1.3

“Acquiror Balance Sheet" means the Acquiror's audited balance sheet at September 30, 2008.

“Bản Cân Đối Kế Toán Bên Mua” nghĩa là bản cân đối kế toán đã kiểm toán của Bên Mua vào ngày 30/09/2008.

1.4

“Acquiror Board" means the Board of Directors of the Acquiror.

“Hội Đồng Bên Mua” tức là Hội Đồng Quản Trị của Bên Mua.

1.5

“Acquiror Companies" means, collectively, the Acquiror and the  Acquiror Subsidiaries, if any.

“Các Công Ty Bên Mua” có nghĩa là, gộp chung lại, Bên Mua và các Công Ty Con của Bên Mua, nếu có.

1.6

“Acquiror's Common Stock" means the Ensign Services, Inc. common stock, par value $0.001 per share.

“Cổ Phiếu phổ thông của Bên Mua” là cổ phiếu thường của Công ty Ensign Services, mệnh giá 0.001 USD một cổ phiếu.

1.7

“Acquiror Subsidiaries" means all of the direct and indirect Subsidiaries of the Acquiror, if any.

“Các Công Ty Con Bên Mua” nghĩa là tất cả những công ty con trực tiếp và gián tiếp của Bên Mua, nếu có.

1.8

“Affiliate" means any Person that directly or indirectly controls, is controlled by or is under common control with the indicated Person.

“Chi Nhánh liên kết” là bất kỳ Bên nào kiểm soát trực tiếp hay gián tiếp, bị kiểm soát bởi hoặc dưới sự kiểm soát chung cùng với một Bên được xác định.

1.9

“Agreement" means this Share Exchange Agreement, including all Schedules and Exhibits hereto, as this Share Exchange Agreement may be from time to time amended, modified or supplemented.

“Hợp Đồng” tức là Hợp Đồng Chuyển Đổi Cổ Phiếu này, bao gồm mọi Bảng Biểu và Phụ Lục ở đây, Hợp Đồng Chuyển Đổi Cổ Phiếu này có thể được sửa đổi, điều chỉnh hay bổ sung theo thời gian.

1.10

“Approved Plans" means any stock option or similar plan for the benefit of employees or others which has been approved by the stockholders of the Acquiror.

“Các Dự Án Được Phê Duyệt” có nghĩa là bất kỳ quyền chọn chứng khoán hay bản dự án tương tự cho lợi ích nhân viên hay những người khác mà được các cổ đông của Bên Mua phê chuẩn.

1.11

“Closing Acquiror Shares" means the aggregate number of Acquiror Shares issuable to the Shareholders at Closing.

“Cổ Phiếu Bên Mua tại Thời Điểm Đóng” là tổng số lượng Cổ Phiếu Bên Mua có thể phát hành cho các Cổ Đông vào thời điểm Đóng.

1.12

“Closing Date" has the meaning set forth in Section 3.

“Ngày Kết Thúc” có ý nghĩa trong Mục 3.

1.13

“Code" means the Internal Revenue Code of 1986, as amended.

“Bộ Luật” nghĩa là Bộ Luật Doanh Thu Nội Bộ Mỹ năm 1986, đã được sửa đổi.

1.14

“Common Stock" means the Company's ordinary shares, $0.0001 nominal value per share. ?

“Chứng khoán/ Cổ phiếu Phổ Thông” nghĩa là các cổ phiếu thường của Công Ty, mệnh giá là 0.0001 USD một cổ phiếu.

1.15

“Commission" means the Securities and Exchange Commission of the United States of America or any other federal agency then administering the Securities Act.

“Ủy Ban” tức là Ủy Ban Chứng Khoán và Giao Dịch của Hoa Kỳ hoặc là bất kỳ đại diện liên bang nào sau đó thực thi Luật Chứng Khoán.

1.16

“Company Board" means the Board of Directors of the Company.

“Hội Đồng Công ty” nghĩa là Hội Đồng Quản Trị của Công Ty.

1.17

“Company Indemnified Party" has the meaning set forth in Section 12.2.1. “Bên Công Ty Được Bồi Hoàn ” được giải nghĩa trong Mục 12.2.1.

1.18

“Company Subsidiaries" means all of the direct and indirect Subsidiaries of the Company

Các công ty con của Công ty nghĩa là những công ty trực tiếp phụ thuộc hay gián tiếp phụ thuộc của Công ty.

1.19

“Covered Persons" means all Persons, other than Acquiror, who are parties to indemnification and employment agreements with Acquiror existing on or before the Closing Date.

“Các Bên Được Bảo Chứng” nghĩa là mọi Bên, ngoài Bên Mua, là các bên trong hợp đồng bồi thường và lao động với Bên Mua có trước hoặc vào Ngày Kết Thúc.

1.20

“Damages" has the meaning set forth in Section 12.1.

“Khoản bồi thường” được giải thích trong Mục 12.1.

1.21

Deliberately Deleted

1.22

“Environmental Laws" means any Law or other requirement relating to the environment, natural resources, or public or employee health and safety.

“Các Luật Môi Trường” nghĩa là bất kỳ Luật hay yêu cầu có liên quan đến môi trường, nguồn tài nguyên thiên nhiên, sức khỏe và an toàn của nhân viên hoặc cả cộng đồng.

1.23

“Environmental Permit" means all licenses, permits, authorizations, approvals, franchises and rights required under any applicable Environmental Law or Order.

“Giấy Phép Môi Trường” là tất cả các giấy phép, ủy quyền, phê chuẩn, quyền kinh doanh và cá quyền được yêu cầu theo bất kỳ Luật hay Lệnh Môi Trường ứng dụng.

1.24

“Equity Security" means any stock or similar security, including, without limitation, securities containing equity features and securities containing profit participation features, or any  security convertible into or exchangeable for, with or without consideration, any stock or  similar security, or any security carrying any warrant, right or option to subscribe to or purchase any shares of capital stock, or any such warrant or right.

“Chứng Khoán Vốn” có nghĩa là bất kỳ cổ phiếu hay chứng khoán tương tự, bao gồm, không có giới hạn, các chứng khoán có đặc điểm vốn và các chứng khoán có đặc điểm tham gia tạo lãi, hoặc bất kỳ chứng khoán có thể chuyển đổi sang hoặc có thể trao đổi, có hoặc không có hình thức thưởng, bất kỳ dạng cổ phiếu hoặc chứng khoán tương tự, hay bất kỳ chứng khoán nào có chứng khế, quyền hay quyền chọn được đặt mua hay mua bất kỳ cổ phiếu vốn cổ phần hay bất kỳ chứng khế hay quyền nào.

1.25

“ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA” là Luật Bảo Đảm Thu Nhập Hưu Trí Cho Người Lao Động năm 1974, đã được sửa đổi.

1.26

“Exchange Act" means the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same will then be in effect.

“Luật Giao Dịch” nghĩa là Luật Giao Dịch Chứng Khoán năm 1934 hoặc bất kỳ đạo luật liên bang tương tự, và các quy tắc hay luật lệ của Ủy Ban dưới đây, tất cả đều có hiệu lực như nhau.

1.27

“Exhibits" means the several exhibits referred to and identified in this Agreement.

“Phụ Lục” nghĩa là các phụ lục đơn lẻ được đề cập và xác định trong bản Hợp Đồng này.

1.28

“GAAP" means, with respect to any Person, Accounting Principles Generally Accepted in the United States of America applied on a consistent basis with such Person's past practices.

“GAAP” nghĩa là, liên quan tới bất kỳ Thể nhân nào, những Nguyên Tác Kế Toán Được Chấp Nhận Rộng Rãi trong đất nước Hoa Kỳ được áp dụng một cách xuyên suốt các thực hành ở quá khứ của Thể nhân đó.

1.29

“Governmental Authority” means any federal or national, state or provincial, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, political subdivision,  commission, court, tribunal, official, arbitrator or arbitral body, in each case whether U.S. or non-U.S.

“Quyền lưc Chính Phủ” nghĩa là bất cứ cơ quan công quyền nào của một quốc gia hay liên bang, tiểu bang hay tỉnh thành, địa phương, các cơ quan chức năng của chính phủ, cơ quan luật pháp và hành chính, ủy ban, ban ngành, hội đồng, cục, đại diện chính phủ/ nhà nước, các tiểu ban hay ủy ban về chính trị, tòa án, ủy ban hay cơ quan điều tra, xét xử, chính quyền… của Hoa Kỳ hay không phải của Hoa Kỳ.

1.30

“Indebtedness" means any obligation, contingent or otherwise. Any obligation secured by a Lien on, or payable out of the proceeds of, or production from, property of the relevant party will be deemed to be Indebtedness.

“Sự Vay Nợ” nghĩa là bất cứ nghĩa vụ, các khoản nợ tiềm tàng hay những khoản tương đương khác. Bất cứ nghĩa vụ được bảo vệ bởi một Quyền Nắm Giữ Các Tài Sản Thế Chấp, một khoản nợ phát sinh từ các vụ kiện tụng, hay một phát sinh từ, tài sản của bên liên quan sẽ được coi là Sự Vay Nợ.

1.31

“Indemnified Persons" has the meaning set forth in Section 8.6.1.

“Bên Được Bồi Hoàn” có ý nghĩa như được nhắc tới trong Mục 8.6.1.

1.32

“Intellectual Property" means all industrial and intellectual property, including, without  limitation, all U.S. and non-U.S. patents, patent applications, patent rights, trademarks, trademark applications, common law trademarks, Internet domain names, trade names, service marks, service mark applications, common law service marks, and the goodwill associated therewith, copyrights, in both published and unpublished works, whether registered or unregistered, copyright applications, franchises, licenses, know-how, trade  secrets, technical data, designs, customer lists, confidential and proprietary information, processes and formulae, all computer software programs or applications, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the   above, including manuals, memoranda, and records, whether such intellectual property has  been created, applied for or obtained anywhere throughout the world.

“Tài Sản Trí Tuệ” nghĩa là tất cả những tài sản công nghiệp hay trí tuệ, bao gồm nhưng không hạn chế bởi tất cả những bằng sáng chế, giấy phép sử dụng bằng sáng chế, quyền sáng chế, thương hiệu, giấy phép sử dụng thương hiệu, thương hiệu trong luật phổ thông, tên miền Internet, tên thương hiệu, ký hiệu dịch vụ, giấy phép sử dụng ký hiệu dịch vụ, ký hiệu dịch vụ trong luật phổ thông và các tài sản phi vật thể đi liền với chúng, bản quyền trong những tác phẩm được và không được công bố, bất kể đăng ký hay không đăng ký, quyền sử dụng bản quyền, các nhượng quyền thương mại, giấy phép, bí quyết sản xuất, bí quyết thương mại, thông số kỹ thuật, các thiết kế, danh sách khách hàng, thông tin tuyệt mật về doanh nghiệp, các tiến trình và công thức, tất cả các ứng dụng hay chương trình phần mềm máy tính, các phác thảo, phát minh, công cụ phát triển và tất cả những tài liệu hay phương tiện truyền thông tạo nên, mô tả hay liên quan tới những thức trên, bao hàm những sách hướng dẫn, biên bản ghi nhớ và những ghi chép, bất kể việc những tài sản trí tuệ trên được tạo ra, áp dụng hay đạt được ở bất cứ nơi nào trên thế giới.

1.33

“Laws" means, with respect to any Person, any U.S. or non-U.S. federal, national, state, provincial, local, municipal, international, multinational or other law (including common law), constitution, statute, code, ordinance, rule, regulation or treaty applicable to such Person.

“Luật/ Pháp Luật” nghĩa là (liên quan tới bất kỳ Thể nhân nào) bất cứ luật liên bang của Hoa Kỳ hay không phải của Hoa Kỳ, luật của các quốc gia, tiểu bang, tỉnh thành, địa phương, quốc tế, đa quốc gia hay các luật khác (bao gồm luật phổ thông), hiến pháp, đạo luật, nguyên tắc, pháp lệnh, luật lệ, điều lệ, quy chế hay hiệp ước được ứng dụng cho những Thể nhân trên.

1.34

“Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any  lease in the nature thereof and the filing of or agreement to give any financing statement  under the Uniform Commercial Code of any jurisdiction and including any lien or charge  arising by Law.

“Quyền Nắm Giữ Các Tài Sản đảm bảo” nghĩa là bất cứ vật cầm cố, thế chấp, lợi nhuận chứng khoán, quyền giữ tài sản thế nợ hay chi phí dưới mọi hình thức của, bao gồm nhưng không giới hạn bởi, bất cứ giao dịch bán có điều kiện nào hay những thỏa thuận lưu giữ sở hữu bắt buộc khác, bất cứ giao dịch thuê mướn theo tính chất như vậy và việc lập hồ sơ của hay đồng ý cung cấp đối với bất cứ báo cáo tài chính nào dưới Bộ Luật Thương Mại Thống Nhất của bất cứ giới hạn pháp lý nào, và bao gồm bất cứ quyền nắm tài sản thế nợ hay chi phí phát sinh từ Luật.

1.35

“Material Acquiror Contract" means any and all agreements, contracts, arrangements, leases, commitments or otherwise, of the Acquiror Companies, of the type and nature that the Acquiror is required to file with the Commission.

“Hợp Đồng Trọng Yếu Bên Mua” nghĩa là bất cứ và tất cả các thỏa thuận, hợp đồng, dàn xếp, thuê mướn, ràng buộc hay những thứ tương đương khác của các Công Ty Của Bên Mua, với hình thức và tính chất như Bên Mua được yêu cầu lập hồ sơ với Ủy Ban.

1.36

“Material Adverse Effect" means, when used with respect to the Acquiror Companies or the Acquired Companies, as the case may be, any change, effect or circumstance which,  individually or in the aggregate, would reasonably be expected to (a) have a material adverse effect on the business, assets, financial  condition or results of operations of the Acquiror   Companies or the Acquired Companies, as the case may be, in each case taken as a whole or  (b) materially impair the ability of the Acquiror or the Company, as the case may be, to  perform their obligations under this Agreement, excluding any change, effect or  circumstance resulting from (i) the announcement, pendency or consummation of the transactions contemplated by this Agreement, (ii) changes in the United States securities  markets generally, or (iii) changes in general economic, currency exchange rate, political or regulatory conditions in industries in which the Acquiror Companies or the Acquired Companies, as the case may be, operate.

“Ảnh Hưởng Bất Lợi Trọng Yếu” nghĩa là (khi được dùng đối với những Công Ty Của Bên Mua hay những Công Ty Được Mua, như trường hợp có thể xảy ra) bất cứ thay đổi, ảnh hưởng hay tình huống nào mà mình nó hay gộp chung lại có thể được kỳ vọng là (a) có ảnh hưởng trọng yếu và trái ngược đến việc kinh doanh, tài sản, tình trạng tài chính hay kết quả hoạt động của các Công Ty Của Bên Mua hay các Công Ty Được Mua, như trường hợp có thể xảy ra, trong từng trường hợp được xem  xét một cách toàn diện, hoặc (b) làm hư hại nghiêm trọng đến khả năng của Bên Mua hay Công Ty, như trường hợp có thể xảy ra, nhằm thực hiện những nghĩa vụ theo Hợp Đồng, ngoại trừ bất cứ thay đổi, ảnh hưởng hay tình huống xuất phát từ: (i) việc thông báo, tình trạng treo hay việc hoàn thành các giao dịch được nhắc đền trong Hợp Đồng này, (ii) các thay đổi đối với những thị trường chứng khoán Hoa Kỳ, hay (iii) các thay đổi trong nền kinh tế nói chung, tỉ giá ngoại tệ, tình hình chính trị hay luật đối với ngành nghề mà các Công Ty Của Bên Mua hay các Công Ty Được Mua hoạt động, như trường hợp có thể xảy ra.

1.37

“Order" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any Governmental Authority.

“Lệnh” nghĩa là bất cứ phán quyết, quyết định, mệnh lệnh, phán xét, sự chi phối, giấy hầu tòa hay lời tuyên án được nhập, công bố, được làm ra hay được nộp bởi bất cứ Cơ Quan Chính Phủ nào.

1.38

“Organizational Documents" means (a) the articles or certificate of incorporation and the by laws or code of regulations of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and  the certificate of limited partnership of a limited partnership; (d) the articles or certificate of  formation and operating agreement of a limited liability company; (e) any other document  performing a similar  function to the documents specified in clauses (a), (b), (c) and (d)   adopted or filed in connection with the creation, formation or organization of a Person; and  (f) any and all amendments to any of the foregoing.

“Tài Liệu Tổ Chức” nghĩa là (a) những điều khoản hay chứng nhận về việc thành lập công ty hay những điều lệ hay luật lệ của một công ty; (b) hợp đồng hợp tác hay bất cứ sự tuyên bố về hợp tác tổng thể; (c) hợp đồng hợp tác hữu hạn và chứng từ về sự hợp tác hữu hạn; (d) các điều lệ hay chứng từ về hợp đồng lập nên hay vận hành của các công ty trách nhiệm hữu hạn; (e) bất cứ văn bản nào khác có cùng chức năng với những văn bản được nêu trong điều (a), (b), (c) và (d) được lập hồ sơ trong mối liên hệ với việc tạo nên, lập ra hoặc tổ chức của một Thể nhân; và (f) bất cứ và tất cả các sửa đổi của những thứ trên đây.

1.39

“Permitted Liens" means (a) Liens for Taxes not yet payable or in respect of which the validity thereof is being contested in good faith by appropriate proceedings and for the payment of  which the relevant party has made adequate reserves; (b) Liens in respect of pledges or  deposits under workmen's compensation laws or similar legislation, carriers, warehousemen,  mechanics, laborers and material men and similar Liens, if the obligations secured by such Liens are not then delinquent or are being contested in good faith by appropriate proceedings conducted and for the payment of which the relevant party has made adequate reserves; (c) statutory Liens incidental to the conduct of the business of the relevant party which were not  incurred in connection with the borrowing of money or the obtaining of advances or credits  and that do not in the aggregate materially detract from the value of its property or  materially impair the use thereof in the operation of its business; and (d) Liens that would not have a Material Adverse Effect.

“Quyền Nắm Giữ Các Tài Sản Đảm Bảo Được Cho Phép” nghĩa là (a) các Quyền Nắm Giữ Tài Sản Đảm Bảo dành cho các khoản Thuế chưa phải trả hay liên quan đến những khoản mà giá trị của nó đang được tranh cãi một cách đúng đắn bởi những thủ tục kiện tụng phù hợp và cho các khoản chi trả mà bên liên quan đã lập dự phòng; (b) Quyền Nắm Giữ Các Tài Sản Thế Chấp liên quan đến những vật cầm cố hay các khoản đặt cọc theo luật bồi hoàn cho người lạo động hay những luật tương đương, những người chuyên chở, người làm kho bãi, người làm kỹ thuật, người lao động, người phụ trách nguyên vật liệu và những Quyền Nắm Giữ Tài Sản Thế Chấp tương đương, nếu những nghĩa vụ được đảm bảo bởi những Quyền đó không trễ hạn hoặc đang được tranh cãi một cách đúng đắn bởi những thủ tục kiện tụng phù hợp và cho các khoản chi trả mà bên liên quan đã lập dự phòng; (c) Quyền Nắm Giữ Các Tài Sản Thế Chấp pháp định liên quan đến hoạt động kinh doanh của các bên liên quan không phát sinh do việc vay mượn hoặc xin hạn mức tín dụng và xét trên tổng thể không làm giảm một cách trọng yếu giá trị tài sản doanh nghiệp hoặc giá trị sử dụng tài sản đó trong doanh nghiệp; và (d) Quyền Nắm Giữ Các Tài Sản Thế Chấp không có Ảnh Hưởng Bất Lợi Trọng Yếu.

1.40

“Person" means all natural persons, corporations, business trusts, associations, companies partnerships, limited liability companies, joint ventures and other entities, governments, agencies and political subdivisions.

“Thể nhân” nghĩa là tất cả các thể nhân, doanh nghiệp, quỹ ủy thác kinh doanh, hiệp hội, công ty, các hình thức hợp tác, các công ty trách nhiệm hữu hạn, công ty cổ phần và các pháp nhân khác, các sở ban ngành và cơ quan chính phủ.

1.41

“Preferred Stock" means the Company's Series A Preference Shares, $0.0001 nominal value per share.

“Cổ Phiếu Ưu Đãi” nghĩa là những Cổ Phiếu Ưu Đãi Dòng A của Công Ty, có giá trị danh nghĩa $0,0001 một cổ phiếu.

1.42

Deliberately Deleted

1.43

“Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative or investigative) commenced, brought, conducted, or  heard by or before, or otherwise involving, any Governmental Authority.

“Vụ Kiện Tụng” nghĩa là bất cứ sự tố tụng, phân xử, thẩm tra, phiên tòa, điều tra, sự tranh chấp hay phiên xét xử (dù là việc liên quan tới dân sự, hình sự, hành chính hay điều tra) được bắt đầu, nêu ra, tiến hành hay xét xử bởi hay trước (nếu không thì bao gồm) bất cứ Cơ Quan Chính Phủ nào.

1.44

“Regulation S" means Regulation S under the Securities Act, as the same may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

“Điều Luật S” nghĩa là Điều Luật S trong Luật Chứng Khoán, hay những điều tương tự được sửa đổi qua nhiều lần, hay bất cứ điều luật hay luật lệ nào tương tự như vậy được thừa nhận bởi Ủy Ban.

1.45

“Rule 144" means Rule 144 under the Securities Act, as the same may be amended from time to time, or any successor statute.

“Luật 144” nghĩa là Luật 144 trong Luật Chứng Khoán, hay những điều tương tự có thể được sữa đổi qua nhiều lần, hoặc bất cứ đạo luật nào thay thế nó.

1.46

Deliberately Deleted

1.47

“Schedules" means the several schedules referred to and identified herein, setting forth certain disclosures, exceptions and other information, data and documents referred to at various places throughout this Agreement.

“Bảng Biểu” nghĩa là những bảng biểu khác nhau được nhắc đến và xác định trong đây, nói về những công bố, loại trừ nhất định và các thông tin, dữ liệu hay tài liệu khác được nhắc đến tại nhiều nơi trong Hợp Đồng này.

1.48

“SEC Documents" has the meaning set forth in Section 6.26.

“Hồ sơ SEC” được định nghĩa tại đoạn 6.26

1.49

“Section 4(2)" means Section 4(2) under the Securities Act, as the same may be amended  from time to time, or any successor statute.

“Đoạn 4(2)” nghĩa là đoạn 4(2) theo Luật Chứng khoán, cùng bị những điều chỉnh theo thời gian hay các đạo luật trước.

1.50

“Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute,   and the rules and regulations of the Commission thereunder, all as the same will be in effect at the time.

“ Luật Chứng Khoán” nghĩa là Luật Chứng Khoán năm 1933, được điều chỉnh hay bất kỳ đạo luật liên bang tương tự, các quy định của Ủy ban theo sau và tất cả có hiệu lực như nhau.

1.51

“Shares" means the 21,343,760 issued and outstanding shares of the Company owned by the Shareholders and exchanged pursuant to this Agreement.

“ Cổ Phiếu” có nghĩa là 21,343,760 cổ phiếu được phát hành và chưa phát hành của Công ty và sở hữu bởi các Cổ đông và được trao đổi căn cứ vào Thỏa Thuận này. “Subsidiary" means, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (a) beneficially owns, either directly or  indirectly, more than 50% of (i) the total combined voting power of all classes of voting  securities of such entity, (ii) the total combined equity interests, or (iii) the capital or profit  interests, in the case of a partnership; or (b) otherwise has the power to vote or to direct the voting of sufficient securities to elect a majority of the board of directors or similar governing body.

“Công Ty Con” của một Thể nhân nghĩa là bất kỳ công ty, công ty trách nhiệm hữu hạn, liên doanh hoặc hợp danh mà Thể nhân đó (a) sở hữu trực tiếp hoặc gián tiếp hơn 50% (i) tổng quyền biểu quyết gộp lại của tất cả các loại chứng khoán có quyền biểu quyết của thể nhân đó, (ii) tổng lợi ích vốn cổ phần gộp lại, hoặc (iii) lợi ích vốn hay lợi nhuận trong trường hợp Công ty hợp danh, hoặc (b) bằng cách khác có quyền biểu quyết hay chỉ đạo biểu quyết để bầu đại đa số thành viên hội đồng quản trị hoặc một tổ chức tương đương.

1.52

“Survival Period" has the meaning set forth in Section 12.1.

“Thời Hạn Duy Trì” định nghĩa trong đoạn 12.1.

1.53

“Taxes" means all foreign, federal, state or local taxes, charges, fees, levies, imposts, duties and other assessments, as applicable, including, but not limited to, any income, alternative  minimum or add-on, estimated, gross income, gross receipts, sales, use, transfer,  transactions, intangibles, ad valorem, value-added,   franchise, registration, title, license, capital, paid-up capital, profits, withholding, payroll, employment, unemployment, excise, severance, stamp, occupation, premium, real property, recording, personal property, federal highway use, commercial rent, environmental (including, but not limited to, taxes under Section 59A of the Code) or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest,  penalties or additions to tax with respect to any of the foregoing; and "Tax" means any of the   foregoing Taxes.

“ Thuế” bao gồm thuế nước ngoài, liên bang, tiểu bang hay địa phương, phí, lệ phí, thuế và những khoản khác thích hợp được áp dụng bao gồm và không giới hạn bất kỳ khoản thu nhập, ước tính, doanh thu, giao dịch, sử dụng, vô hình, giá trị gia tăng, quyền thương mại, nhãn hiệu, giấy phép, vốn, góp vốn, lợi nhuận, rút vốn, lương, trợ cấp nhân viên, tài sản, tài sản cá nhân, thuê thương mại, sử dụng cầu đường, phí mội trường…(bao gồm nhưng không giới hạn các khoản thuế theo mục 59A của Đạo Luật) hay thuế cho các khoản thu nhập không dự tính, phí, thuế hải quan, phí chính phủ hay các khoản chi phí tương tự khác cho bất kỳ khoản thu nhập nào cùng với các khoản phạt, lợi nhuận, các khoản bổ sung vào thuế do việc trốn thuế; “ Thuế” cũng có nghĩa là bất kỳ khoản phát sinh do trốn thuế.

1.54

“Tax Group" means any federal, state, local or foreign consolidated, affiliated, combined, unitary or other similar group of which the Acquiror is now or was formerly a member.

“Nhóm thuế” Nhóm kê khai thuế khi cần hợp nhất báo cáo mà trong đó Bên Mua đã và đang là thành viên.

1.55

“Tax Return" means any return, declaration, report, claim for refund or credit, information return, statement or other similar document filed with any Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Kê khai thuế” nghĩa là các khoản khai thuế, yêu cầu nộp thuế hay các báo cáo tương tự phải nộp cho các Cơ Quan Chính Phủ liên quan đến Thuế và biểu mẫu và phụ đính kèm theo, và bao gồm cả các sửa đổi.

1.56

“Transaction Documents" means, collectively, all agreements, instruments and other  documents to be executed and delivered in connection with the transactions contemplated by this Agreement.

“Tài liệu giao dịch” Tất cả thỏa thuận, văn bản nói chung để thực hiện và thực thi khi liên quan đến các giao dịch dự tính phát sinh từ thỏa thuận này.

1.57

“U.S." means the United States of America.

“Hoa Kỳ” nghĩa là Hợp chủng Quốc Hoa Kỳ

1.58

“U.S. person" has the meaning set forth in Regulation S under the Securities Act and set forth on Exhibit C hereto.

“Thể nhân Hoa Kỳ” được định nghĩa theo Quy Định S theo Luật Chứng Khoán và trình bày trong Bảng C bổ sung.

SECTION II

EXCHANGE OF SHARES AND SHARE CONSIDERATION

CHUYỂN ĐỔI CỔ PHIẾU VÀ HÌNH THỨC CHI TRẢ

2.1

Share Exchange. Each of the Shareholders desires to transfer to, and the Acquiror desires to acquire from each Shareholder, that number of Shares set out beside the respective names of the Shareholders in Exhibit “BB” for the consideration and on the terms set forth in this Agreement. Subject to Section 3.2, the aggregate consideration for the Shares acquired by the Acquiror pursuant to this Agreement will be 45,900,000 shares of the Acquiror's Common Stock to be issued on a pro rata basis among the Shareholders based on the percentage of the Shares owned by each Shareholder as set forth in Exhibit BB.

Chuyển đổi Cổ Phiếu.  Mỗi Cổ Đông mong muốn chuyển nhượng, và Bên Mua mong muốn mua số lượng Cổ Phiếu được trình bày tương ứng với tên của các Cổ Đông trong Bảng “BB” với hình thức và điều khoản chi trả như được nêu trong Hợp Đồng này.  Như Đoạn 3.2, tổng các hình thức chi trả của Bên Mua để mua Cổ Phiếu theo Hợp Đồng này sẽ là 45,900,000 Cổ Phiếu Phổ Thông Bên Mua, được phát hành theo tỷ lệ giữa các Cổ Đông trên cơ sở tỷ lệ Cổ Phiếu sở hữu bởi mỗi Cổ Đông như trình bày ở Bảng BB.

2.2

Deliberately Deleted

2.3

Section 368 Reorganization. For U.S. federal income tax purposes, the exchange by the Shareholders of the Shares for the Acquiror's Common Stock is intended to constitute a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code. The parties to this Agreement hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations. Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, the parties acknowledge and agree that no party is making any representation or warranty as to the qualification of the exchange by the Shareholders of the Shares for the Acquiror's Common Stock as a reorganization under Section 368 of the Code or as to the effect, if any, that any transaction consummated prior to the Closing has or may have on any such reorganization status. The parties acknowledge and agree that each (i) has had the opportunity to obtain independent legal and tax advice with respect to the transaction contemplated by this Agreement, and (ii) is responsible for paying its own Taxes including without limitation, any adverse Tax consequences that may result if the transaction contemplated by this Agreement is not determined to qualify as a reorganization under Section 368 of the Code.

Đoạn 368 Tái Cấu Trúc.  Cho mục đích thuế thu nhập liên bang Hoa Kỳ, sự chuyển đổi Cổ Phiếu lấy Cổ Phiếu Phổ Thông Bên Mua của các Cổ Đông dự tính sẽ cấu thành một “tái cấu trúc” với ý nghĩa như trong Đoạn 368(a)(1)(B) của Đạo Luật.  Các bên trong Hợp Đồng này chấp nhận Hợp Đồng này như một “kế hoạch tái cấu trúc” với ý nghĩa như trong Đoạn 1.368-2(g) và 1.368-3(a) thuộc Quy Định Ngân Khố Hoa Kỳ.  Bất kể những điều đã nói ở trên hay những gì ngược lại được nêu trong Hợp Đồng này, các bên xác nhận và đồng ý rằng không một bên nào giải trình hoặc đảm bảo rằng sự chuyển đổi Cổ Phiếu lấy Cổ Phiếu Phổ Thông Bên Mua của các Cổ Đông là đủ điều kiện của một tái cấu trúc theo Đoạn 368 của Đạo Luật hoặc hàm ý rằng (nếu có) các giao dịch được thực hiện trước thời điểm Đóng là hoặc có thể là giao dịch tái cấu trúc.  Các bên xác nhận và đồng ý rằng mình (i) đã có cơ hội tư vấn luật và thuế liên quan đến các giao dịch dự tính trong Hợp Đồng này, và (ii) chịu trách nhiệm chi trả tiền Thuế thuộc nghĩa vụ của mình, bao gồm nhưng không giới hạn các hệ quả Thuế bất lợi có thể dẫn đến việc giao dịch dự tính trong Hợp Đồng này được quyết định là không đủ điều kiện của một tái cấu trúc theo Đoạn 368 của Đạo Luật.

Directors of Acquiror at Closing. Simultaneously with the Closing of the transactions contemplated by this Agreement, the current directors of the Acquiror shall appoint the Company Board as additional members of the Acquiror Board. Immediately thereafter, Patricia Skarpa  shall resign as directors.

Thành Viên Hội Đồng Quản Trị của Bên Mua tại Thời Điểm Đóng.  Khi các giao dịch dự tính trong Hợp Đồng này Đóng, các thành viên hội đồng quản trị hiện tại của Bên Mua sẽ chỉ định Hội đồng Quản trị và các thành viên bổ sung của Hội Đồng Quản Trị Bên Mua.  Ngay sau đó, Patricia Skarpa sẽ từ chức thành viên hội đồng quản trị.

SECTION III

CLOSING

THỜI ĐIỂM ĐÓNG

3.1

Closing. The closing (the "Closing") of the share exchange will occur at the offices of Gary B. Wolff, P.C. in New York, New York, on or before April 1, 2009 or at such later date as all of the closing conditions set forth in Sections 9 and 10 have been satisfied or waived (the "Closing Date"). At the Closing, each Shareholder will deliver to the Acquiror certificate(s) evidencing the number of Shares held by such Shareholder (as set forth in Exhibit BB), along with executed medallion guaranteed stock powers transferring such Shares to the Acquiror, against delivery to each Shareholder by the Acquiror of a certificate evidencing such Shareholder's pro rata share of the Acquiror Shares (as set forth in Exhibit BB).

 Thời điểm đóng, Thời điểm đóng của Hợp đồng chuyển đổi cổ phiếu được thực hiện tại Văn phòng của Gary B. Wolff, P.C. in New York, New York, trước ngày 01 tháng 04, năm 2009 hoặc những ngày tiếp tục sau đó như đã nêu cho các điều khoản 9 và 10 đã thỏa ước và không khiếu nại (Thời điểm đóng), vào thời điểm đóng, mỗi một cổ đông sẽ chuyển giao cho công ty mua những minh chứng cho số lượng cổ phiếu mà họ nắm giữ bởi cổ đông đó (được nêu tại Phụ lục BB), căn cứ trên việc thực hiện chuyển giao được đảm bào bằng cổ phiếu đó cho phía công ty mua, phía công ty mua sẽ chuyển giao lại cho những cổ đông này cô phiếu của công ty mua dựa trên tỷ lệ tương ứng (như được nêu tại Phụ lục BB)

SECTION IV

REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

CÁC GIẢI TRÌNH VÀ ĐẢM BẢO CỦA CỔ ĐÔNG

4.1

Generally.Each Shareholder, severally and not jointly, hereby represents and warrants to the Acquiror:

Tổng quát.  Mỗi Cổ Đông, xét riêng biệt và không hợp chung, giải trình và đảm bảo cho Bên Mua:

4.1.1

Authority.

Such Shareholder has the right, power, authority and capacity to execute and deliver this Agreement and each of the Transaction Documents to which such Shareholder is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which such Shareholder is a party, and to perform such Shareholder's obligations under this Agreement and each of the Transaction Documents to which such Shareholder is a party. This Agreement has been, and each of the Transaction Documents to which such Shareholder is a party will be, duly and validly authorized and approved, executed and delivered by such Shareholder. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties thereto other than such Shareholder, this Agreement is, and as of the Closing each of the Transaction Documents to which such Shareholder is a party will have been, duly authorized, executed and delivered by such Shareholder and constitute or will constitute the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

Thẩm Quyền.  Cổ Đông phải có quyền hạn, thẩm quyền và năng lực để thực hiện Hợp Đồng và các Tài Liệu Giao Dịch mà Cổ Đông ký kết, để thực hiện các giao dịch của Hợp Đồng/Tài Liệu Giao Dịch mà Cổ Đông ký vào, để thực hiện các nghĩa vụ của Cổ Đông (theo Hợp Đồng và các Tài Liệu Giao Dịch) mà Cổ Đông này ký kết.  Hợp Đồng/các Tài Liệu Giao Dịch mà Cổ Đông này ký kết sẽ được phê duyệt hợp pháp và đúng đắn, thực thi và thực hiện hởi Cổ Đông.  Giả định rằng Hợp Đồng/Tài Liệu Giao Dịch đã được phê chuẩn đúng đắn và hợp pháp, được thực thi và thực hiện bởi các bên liên quan, Hợp Đồng/các Tài Liệu Giao Dịch mà Cổ Đông này ký kết tại thời điểm Đóng sẽ được phê duyệt, thực thi và thực hiện bởi Cổ Đông này và cấu thành hoặc sẽ cấu thành nghĩa vụ pháp lý có hiệu lực ràng buộc của Cổ Đông này, phải được Cổ Đông này thực thi theo các điều khoản tương ứng, trừ khi giới hạn bởi các nguyên tắc công bằng chung, hoặc bởi luật phá sản và các luật tương tự.

4.1.2

No Conflict.

Neither the execution or delivery by such Shareholder of this Agreement or any Transaction Document to which such Shareholder is a party, nor the consummation or performance by such Shareholder of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Organization Documents of such Shareholder (if such Shareholder is not a natural person); (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which such Shareholder is a party or by which the properties or assets of such Shareholder are bound; or (c) contravene, conflict with, or result in a violation of, any Law or Order to which such Shareholder, or any of the properties or assets of such Shareholder, may be subject.

Không có Xung Đột. Việc thực hiện, thi hành của Cổ Đông đối với Hợp Đồng này hoặc các Tài Liệu Giao Dịch mà Cổ Đông ký kết hay sự thực hiện, thi hành các giao dịch dự tính liên quan sẽ không: (a) xung đột, mâu thuẫn, hoặc dẫn đến sự vi phạm bất kỳ điều khoản nào của Tài Liệu Tổ Chức của Cổ Đông (nếu Cổ Đông này không phải là một thể nhân); (b)  xung đột, mẫu thuẫn, vi phạm bất kỳ thỏa thuận hay văn bản nào mà Cổ Đông ký kết hay có ràng buộc đến các tài sản của Công Ty; (c) xung đột, mâu thuẫn, hoặc dẫn đến vi phạm bất kỳ điều Luật hay Lệnh điều chỉnh các tài sản của Cổ Đông.

4.1.3

Ownership of Shares. Such Shareholder owns, of record and beneficially, and has good, valid and indefeasible title to and the right to transfer to the Acquiror pursuant to this Agreement, such Shareholder's Shares free and clear of any and all Liens. There are no options, rights, voting trusts, stockholder agreements or any other contracts or understandings to which such Shareholder is a party or by which such Shareholder or such Shareholder's Shares are bound with respect to the issuance, sale, transfer, voting or registration of such Shareholder's Shares. At the Closing, the Acquiror will acquire good, valid and marketable title to such Shareholder's Shares free and clear of any and all Liens.

Sở hữu Cổ Phiếu.  Cổ Đông có quyền sở hữu, đã lưu sổ và thụ hưởng, và có quyền sở hữu hợp pháp và vô thời hạn và có quyền chuyển nhượng các Cổ Phiếu của Cổ Đông cho Bên Mua theo Hợp Đồng này, mà không còn liên quan đến vấn đề thế chấp cầm cố.  Không còn các quyền chọn, quyền hạn, biểu quyết hay các thỏa thuận, hợp đồng khác mà Cổ Đông này ký kết hay ràng buộc Cổ Đông này/Cổ Phiếu của Cổ Đông này với việc phát hành, bán, chuyển nhượng, biểu quyết hay đăng ký các Cổ Phiếu của Cổ Đông này.  Tại thời điểm Đóng, Bên Mua sẽ đạt được quyền sở hữu hợp pháp các Cổ Phiếu có thể bán được của Cổ Đông này, mà không còn liên quan đến vấn đề thế chấp cầm cố.

4.1.4

Litigation. There is no pending Proceeding against such Shareholder that challenges, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement and, to the knowledge of such Shareholder, no such Proceeding has been threatened, and no event or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding.

Kiện Tụng.  Không có các Kiện Tụng đang chờ xử lý có ảnh hưởng ngăn cản, trì hoãn, hay làm các giao dịch dự tính liên quan đến Hợp Đồng này trở bất hợp pháp và với sự hiểu biết của Cổ Đông này, không có các Kiện Tụng tiềm tàng như vậy, và không có sự kiện nào tồn tại có khả năng dẫn đến hay tạo cơ sở cho hình thành một Kiện Tụng như vậy.

4.1.5

No Brokers or Finders. Except as disclosed in Schedule 4.1.5, no Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against such Shareholder for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and such Shareholder will indemnify and hold the Acquiror harmless against any liability or expense arising out of, or in connection with, any such claim.

Không có Môi Giới hay Trung Gian.  Ngoại trừ công bố trong Biểu 4.1.15, không có Pháp Nhân nào có hay sẽ có (do các giao dịch dự tính liên quan) quyền hợp pháp yêu cầu Cổ Đông này thanh toán các khoản hoa hồng, phí hay khoản thù lao môi giới hay trung gian hay tương tự, và Cổ Đông này sẽ bảo đảm cho Bên Mua đối với các trách nhiệm và chi phí phát sinh liên quan đến các yêu cầu bồi hoàn.

4.2

Investment Representations. Each Shareholder, severally and not jointly, hereby represents and warrants to the Acquiror:

 Giải Trình Đầu Tư.  Mỗi Cổ Đông, xét riêng biệt và không hợp chung, giải trình và đảm bảo cho Bên Mua:

4.2.1

Acknowledgment. Each Shareholder understands and agrees that the Acquiror Shares have not been registered under the Securities Act or the securities laws of any state of the U.S. and that the issuance of the Acquiror Shares is being effected in reliance upon an exemption from registration afforded either under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering or Regulation S for offers and sales of securities outside the U.S.

Xác Nhận.  Mỗi Cổ Đông hiểu và đồng ý rằng Cổ Phiếu Bên Mua chưa được đăng ký theo Luật Chứng Khoán hoặc luật chứng khoán của bất kỳ bang nào của Hoa Kỳ, và rằng sự phát hành Cổ Phiếu Bên Mua được thực hiện trên cơ sở miễn đăng ký theo Đoạn 4(2) của Luật Chứng Khoán cho giao dịch của nhà phát hành không chào bán công chúng hoặc Quy Định S cho chào bán và bán chứng khoán ra bên ngoài Hoa Kỳ.

4.2.2

Status. By its execution of this Agreement, each Shareholder, severally and not jointly, represents and warrants to the Acquiror as indicated on its signature page to this Agreement, either that:(a) it is an Accredited Investor; or (b) it is not a U.S. person.

 Bằng cách thực hiện Hợp Đồng, mỗi Cổ Đông, xét riêng biệt và không hợp chung, giải trình và đảm bảo cho Bên Mua như được thể hiện ở trang ký tên của Hợp Đồng rằng: (a) mình là Nhà Đầu Tư được Công Nhận hoặc (b) mình không phải một thể nhân Hoa Kỳ.

Each Shareholder severally understands that the Acquiror Shares are being offered and sold to such Shareholder in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Shareholder set forth in this Agreement, in order that the Acquiror may determine the applicability and availability of the exemptions from registration of the Acquiror Shares on which the Acquiror is relying.

 Mỗi Cổ Đông riêng biệt hiểu rằng Cổ Phiếu Bên Mua đang được trao đổi cho Cổ Đông này trên cơ sở sự trung thực và chính xác của các giải trình, đảm bảo, thỏa thuận, xác nhận và hiểu biết của Cổ Đông như trình bày trong Hợp Đồng, như vậy Bên Mua có thể xác định khả năng áp dụng và hiệu lực của việc miễn đăng ký của Cổ Phiếu Bên Mua.

4.2.3

Additional Representations and Warranties of Accredited Investors. Each Shareholder indicating that it is an Accredited Investor on its signature page to this Agreement, severally and not jointly, further makes the representations and warranties to the Acquiror set forth on Exhibit E.

Giải trình và Đảm Bảo bổ sung của Nhà Đầu Tư được Công Nhận.  Mỗi Cổ Đông xác nhận mình là Nhà Đầu Tư được Công Nhận bằng chữ ký ở trang ký tên của Hợp Đồng này, xét riêng biệt và không hợp chung, giải trình và đảm bảo bổ sung cho Bên Mua như trình bày ở Bảng E.

4.2.4

Additional Representations and Warranties of Non-U.S. Persons. Each Shareholder indicating that it is not a U.S. person on its signature page to this Agreement, severally and not jointly, further makes the representations and warranties to the Acquiror set forth on Exhibit F.

Giải trình và Đảm Bảo bổ sung của những thể nhân Ngoài Hoa Kỳ.  Mỗi Cổ Đông xác nhận mình là không phải là thể nhân Hoa Kỳ bằng chữ ký ở trang ký tên của Hợp Đồng này, xét riêng biệt và không hợp chung, giải trình và đảm bảo bổ sung cho Bên Mua như trình bày ở Bảng F.

4.2.5

Stock Legends. Each Shareholder hereby agrees with the Acquiror as follows:

Chú thích Cổ Phiếu.  Mỗi Cổ Đông đồng ý với Bên Mua như sau:

 (a) Securities Act Legend - Accredited Investors. The certificates evidencing the Acquiror Shares issued to those Shareholders who are Accredited Investors, and each certificate issued in transfer thereof, will bear the following legend:

 Chú thích Luật Chứng Khoán – Nhà Đầu Tư Được Công Nhận.  Chứng nhận Cổ Phiếu Bên Mua được phát hành cho các Cổ Đông  – Nhà Đầu Tư Được Công Nhận, và mỗi chứng nhận được phát hành để chuyển nhượng sẽ mang chú giải sau:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

CHỨNG KHOÁN ĐẠI DIỆN BỞI CHỨNG NHẬN NÀY CHƯA ĐƯỢC ĐĂNG KÝ THEO LUẬT CHỨNG KHOÁN 1933, SỬA ĐỔI (“LUẬT CHỨNG KHOÁN”), HOẶC VỚI BẤT CỨ LUẬT CHỨNG KHOÁN CỦA TIỂU BANG NÀO. CÁC CHỨNG KHOÁN NÀY HOẶC CÁC LỢI ÍCH LIÊN QUAN CỦA NÓ CÓ THỂ KHÔNG ĐƯỢC CHÀO BÁN, THẾ CHẤP HAY CHUYỂN NHƯỢNG NGOẠI TRỪ (1) TUÂN THEO MỘT ĐĂNG KÝ CÓ HIỆU LỰC THEO LUẬT CHỨNG KHOÁN CHUNG VÀ CÁC LUẬT CHỨNG KHOÁN CỦA TIỂU BANG THÍCH HỢP HOẶC (2) ĐƯỢC MIỄN ĐĂNG KÝ THEO LUẬT CHỨNG KHOÁN CHUNG VÀ LUẬT CHỨNG KHOÁN CỦA TIỂU BANG THÍCH HỢP, TRONG TRƯỜNG HỢP NÀY, NGƯỜI NẮM GIỮ CHỨNG KHOÁN, TRƯỚC KHI CHUYỂN NHƯỢNG, PHẢI CUNG CẤP CHO CÔNG TY MỘT Ý KIẾN LUẬT SƯ ĐÁP ỨNG HỢP LÝ CHO CÔNG TY RẰNG CÁC CHỨNG KHOÁN ĐÓ CÓ THỂ ĐƯỢC CHÀO BÁN, THẾ CHẤP HAY CHUYỂN NHƯỢNG THEO PHƯƠNG THỨC DỰ TÍNH KHI ĐƯỢC MIỄN ĐĂNG KÝ THEO LUẬT CHỨNG KHOÁN VÀ CÁC LUẬT CHỨNG KHOÁN CỦA TIỂU BANG THÍCH HỢP.

(b) Securities Act Legend - Non-U.S. Persons. The certificates evidencing the Acquiror Shares issued to those Shareholders who are not U.S. persons, and each certificate issued in transfer thereof, will bear the following legend:

Chú thích Luật Chứng Khoán – Thể nhân Ngoài Hoa Kỳ.  Chứng nhận Cổ Phiếu Bên Mua được phát hành cho các Cổ Đông không phải là thể nhân Hoa Kỳ, và mỗi chứng nhận được phát hành để chuyển nhượng sẽ mang chú giải sau:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND  OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED (2) PURSUANT TO AN EFFECTIVE REGISTRATION  STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES

LAWS OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY

AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

CHỨNG KHOÁN ĐẠI DIỆN BỞI CHỨNG NHẬN NÀY CHƯA ĐƯỢC ĐĂNG KÝ THEO LUẬT CHỨNG KHOÁN 1933, SỬA ĐỔI (“LUẬT CHỨNG KHOÁN”), HOẶC VỚI BẤT CỨ LUẬT CHỨNG KHOÁN CỦA BANG NÀO. CÁC CHỨNG KHOÁN NÀY HOẶC CÁC LỢI ÍCH LIÊN QUAN CỦA NÓ CÓ THỂ KHÔNG ĐƯỢC CHÀO BÁN, THẾ CHẤP HAY CHUYỂN NHƯỢNG NGOẠI TRỪ (1) TUÂN THEO CÁC ĐIỀU KHOẢN CỦA QUY ĐỊNH S BAN HÀNH THEO LUẬT CHỨNG KHOÁN, VÀ DỰA TRÊN Ý KIẾN LUẬT SƯ ĐÁP ỨNG HỢP LÝ CHO CÔNG TY RẰNG CÁC ĐIỀU KHOẢN CỦA QUY ĐỊNH S ĐÃ ĐƯỢC ĐÁP ỨNG (2)  TUÂN THEO MỘT ĐĂNG KÝ CÓ HIỆU LỰC THEO LUẬT CHỨNG KHOÁN CHUNG VÀ CÁC LUẬT CHỨNG KHOÁN TIỂU BANG THÍCH HỢP HOẶC (3) ĐƯỢC MIỄN ĐĂNG KÝ THEO LUẬT CHỨNG KHOÁN CHUNG VÀ CÁC LUẬT CHỨNG KHOÁN CỦA TIỂU BANG THÍCH HỢP, TRONG TRƯỜNG HỢP NÀY, NGƯỜI NẮM GIỮ CHỨNG KHOÁN, TRƯỚC KHI CHUYỂN NHƯỢNG, PHẢI CUNG CẤP CHO CÔNG TY MỘT Ý KIẾN LUẬT SƯ ĐÁP ỨNG HỢP LÝ CHO CÔNG TY RẰNG CÁC CHỨNG KHOÁN ĐÓ CÓ THỂ ĐƯỢC CHÀO BÁN, THẾ CHẤP HAY CHUYỂN NHƯỢNG THEO PHƯƠNG THỨC PHẢI ĐƯỢC MIỄN ĐĂNG KÝ THEO LUẬT CHỨNG KHOÁN VÀ CÁC LUẬT CHỨNG KHOÁN CỦA TIỂU BANG THÍCH HỢP.  CÁC GIAO DỊCH BẢO HIỂM LIÊN QUAN ĐẾN CÁC CHỨNG KHOÁN ĐẠI DIỆN BỞI CHỨNG NHẬN NÀY CÓ THỂ KHÔNG ĐƯỢC THỰC HIỆN TRỪ KHI TUÂN THỦ LUẬT CHỨNG KHOÁN CHUNG.

(c) Other Legends. The certificates representing such Acquiror Shares, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable Law, including, without limitation, any U.S. state corporate and state securities law, or contract.

Chú thích khác.  Giấy chứng nhận Cổ Phiếu Bên Mua, và mỗi chứng nhận được phát hành để chuyển nhượng liên quan, sẽ có các chú thích khác như quy định bởi Luật thích hợp, bao gồm nhưng không giới hạn, luật chứng khoán bang và luật công ty bang của Hoa Kỳ, hay hợp đồng.

(d) Opinion. No Shareholder will transfer any or all of the Acquiror Shares pursuant to Regulation S or absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of such Shareholder's Acquiror Shares, without first providing the Acquiror with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Acquiror) to the effect that such transfer will be made in compliance with Regulation S or will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws.

Ý kiến.  Các Cổ Đông sẽ không chuyển nhượng Cổ Phiếu Bên Mua, theo Quy Định S hoặc khi thiếu một đăng ký có hiệu lực theo Luật Chứng Khoán và luật chứng khoán bang thích hợp quy định về sự chuyển nhượng Cổ Phiếu Bên Mua của Cổ Đông, mà không cung cấp trước cho Bên Mua một ý kiến luật sư (luật sư và ý kiến của luật sư này phải đáp ứng hợp lý cho Bên Mua) về sự ảnh hưởng rằng việc chuyển nhượng đó sẽ phù hợp với Quy Định S hoặc các yêu cầu đăng ký và công bố bản cáo bạch của Luật Chứng Khoán và yêu cầu về tiêu chuẩn hoặc đăng ký của luật chứng khoán bang Hoa Kỳ thích hợp.

(e) Consent. Each Shareholder understands and acknowledges that the Acquiror may refuse to transfer the Acquiror Shares, unless such Shareholder complies with this Section 4.2.5 and any other restrictions on transferability set forth in Exhibits E and F. Each Shareholder consents to the Acquiror making a notation on its records or giving instructions to any transfer agent of the Acquiror's Common Stock in order to implement the restrictions on transfer of the Acquiror Shares.

Thỏa thuận.  Mỗi Cổ Đông hiểu và xác nhận rằng Bên Mua có thể từ chối chuyển nhượng Cổ Phiếu Bên Mua, trừ khi Cổ Đông này tuân theo Đoạn 4.2.5 và các giới hạn về khả năng chuyển nhượng được trình bày ở Bảng E và F.  Mỗi Cổ Đông đồng ý để Bên Mua ghi chú trên hồ sơ của mình hoặc hướng dẫn các đại diện chuyển nhượng của Cổ Phiếu Phổ Thông Bên Mua để thực thi các giới hạn chuyển nhượng đối với  Cổ Phiếu Bên Mua.

SECTION V

REPRESENTATIONS AND WARRANTIES BY THE COMPANY

CÁC GIẢI TRÌNH VÀ ĐẢM BẢO CỦA CÔNG TY

The Company represents and warrants to the Acquiror as follows:

 Công Ty giải trình và đảm bảo cho Bên Mua như sau:

5.1

Organization and Qualification. The Company is duly incorporated and validly existing under the laws of Vietnam has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and as contemplated to be conducted, to own, hold and operate its properties and assets as now owned, held and operated by it, to enter into this Agreement, to carry out the provisions hereof except where the failure to be so organized, existing and in good standing or to have such authority or power will not, in the aggregate, either (i) have a material adverse effect on the business, assets or financial condition of the Company, or (ii) materially impair the ability of the Company and the Shareholders each to perform their material obligations under this Agreement (any of such effects or impairments, a "Material Adverse Effect"). The Company is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned or leased makes such qualification, licensing or domestication necessary, except where the failure to be so qualified, licensed or domesticated will not have a Material Adverse Effect. Set forth on Schedule 5.1 is a list of those jurisdictions in which the Company presently conducts its business, owns, holds and operates its properties and assets.

Tổ chức của Công ty và năng lực của nó.  Công Ty được thành lập và tồn tại hợp pháp theo luật pháp của Việt Nam, có tất cả các quyền hạn (của một pháp nhân và những quyền hạn khác), giấy phép, quyền hạn, các chuẩn y và thỏa thuận để thực hiện các hoạt động kinh doanh như hiện tại hay dự tính, để sở hữu, nắm giữ và vận hành các tài sản mà Công Ty đang sở hữu, nắm giữ và vận hành để ký kết Hợp Đồng này, để thực hiện các điều khoản trong Hợp Đồng này trừ trường hợp, (i) không ảnh hưởng trọng yếu đến hoạt động kinh doanh, tài sản và tình trạng tài chính của Công Ty, hoặc (ii) không ảnh hưởng trọng yếu đến khả năng Công Ty và các Cổ Đông thực hiện các nghĩa vụ quan trọng trong Hợp Đồng này (các ảnh hưởng như vậy, sau đây gọi là “Ảnh Hưởng Bất Lợi Trọng Yếu”).  Công Ty có đủ năng lực, được cấp phép hoặc nhập tịch như một công ty nước ngoài với đủ năng lực pháp lý đối với các hoạt động kinh doanh hay các tài sản thuê hoặc thuộc sở hữu của Công Ty, trừ khi không dẫn đến Ảnh Hưởng Bất Lợi Trọng Yếu.  Trình bày trong Biểu 5.1 là danh sách các phạm vi Công ty đang tiến hành hoạt động kinh doanh, sở hữu, nắm giữ và vận hành các tài sản.

5.2

Subsidiaries. Except as set forth on Schedule 5.2, the Company does not own directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.

Công Ty Con.  Ngoại trừ được trình bày trong Biểu 5.2, Công Ty không sở hữu, trực tiếp hoặc gián tiếp, bất kỳ vốn cổ phần hoặc quyền lợi sở hữu nào khác trong các công ty, doanh nghiệp hợp danh, liên doanh hay công ty khác.

5.3

Articles of Incorporation and Bylaws. The copies of the Articles of Association of the Company (the "Organizational Documents") that have been delivered to the Acquiror prior to the execution of this Agreement are true and complete and have not been amended or repealed. The Company is not in violation or breach of any of the provisions of the Organizational Documents, except for such violations or breaches as, in the aggregate, will not have a Material Adverse Effect.

Giấy phép Thành lập và Điều lệ.  Các bản sao của Điều lệ Công ty của Công Ty (“Tài Liệu Tổ Chức”) gửi cho Bên Mua trước khi thực thi Hợp Đồng này là trung thực và đầy đủ và đã không bị chỉnh sửa đổi hoặc bãi bỏ.  Công ty không vi phạm bất kỳ điều khoản nào trong Tài Liệu Tổ Chức, trừ các vi phạm tính trên tổng thể không gây Ảnh Hưởng Bất Lợi Trọng Yếu.

5.4

Authorization and Validity of this Agreement. The execution, delivery and performance by the Company of this Agreement and the recording of the transfer of the Shares and the delivery of the Shares are within the Company's corporate powers, have been duly authorized by all necessary corporate action, do not require from the Board or Shareholders of the Company any consent or approval that has not been validly and lawfully obtained, require no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government that has not been  validly and lawfully obtained, filed or registered, as the case may be, except for those that, if not obtained or made would not have a Material Adverse Effect.

Phê Chuẩn và Hiệu Lực Hợp Đồng.  Sự thực thi, quyền bàn giao và năng lực thực hiện Hợp đồng này của Công ty, các ghi nhận về việc chuyển giao Cổ phiếu, và bàn giao cổ phiếu nằm trong quyền hạn của Công ty, đã được ủy thác quyền hạn, đã được phê chuẩn đúng theo các yêu cầu cần thiết, không đòi hỏi thêm Hội Đồng Quản Trị hoặc Cổ Đông của Công Ty bất kỳ sự thỏa thuận, phê duyệt hay đăng ký nào để có hiệu lực thi hành và phải đi xin phép, không còn yêu cầu thêm quyền hạn, phê chuẩn, chấp thuận, giấy phép, miễn xét, nộp hồ sơ hoặc đăng ký với bất kỳ cơ quan công quyền, tòa án, ủy ban, sở ban ngành hoặc các cơ quan hữu quan rằng vì không có hiệu lực thi hành và phải đi xin phép, phải đi nộp hồ sơ hoặc đăng ký, ngoại trừ trường hợp, nếu không xin phép hoặc đi làm thì sẽ dẫn đến Ảnh Hưởng Bất Lợi Trọng Yếu.

5.5

No Violation. None of the execution, delivery or performance by the Company of this Agreement or any other agreement or instrument contemplated hereby to which the Company is a party, nor the consummation by the Company of the transactions contemplated hereby will violate any provision of the Organizational Documents, or violate or be in conflict with, or constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the creation of imposition of any Lien under, any agreement or instrument to which the Company is a party or by which the Company is or will be bound or subject, or violate any laws.

Không Vi Phạm.  Không có một sự thực thi nào, bàn giao nào hoặc thực hiện nào bởi công ty hoặc bất kỳ một giao ước nào khác, hoặc bất kỳ một dự tính nào mà Công ty là bên liên quan, hoặc nhân tố liên quan chính vào các giao dịch dự tính nhằm vi phạm bất kỳ điều khoản nào trong Hồ sơ Tổ chức, hoặc vi phạm, mâu thuẫn, trốn tránh (trong một sự kiện, trong một điều kiện, hoặc dẫn đến sự trốn tránh) nhằm kết thúc, hoặc làm nhanh, hoặc đòi hỏi quá mức làm cho sự trao đổi bị ảnh hưởng, hoặc dưới một thỏa thuận hoặc một công cụ mà Công ty một phần, làm cản trở, hoặc dẫn đến hoặc vi phạm bất kỳ một điều luật nào nhằm gây ra trở ngại.

5.6

Binding Obligations. Assuming this Agreement has been duly and validly authorized, executed and delivered by the Acquiror, the Acquiror Shareholders and the Shareholders, this Agreement is, and as of the Closing each other agreement or instrument contemplated hereby to which the Company is a party, will have been duly authorized, executed and delivered by the Company and will be the legal, valid and binding Agreement of the Company and is enforceable against the Company in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally.

Nghĩa vụ Ràng buộc.  Giả định rằng Hợp Đồng này đã được phê chuẩn đúng đắn và hợp pháp, được thực thi và thực hiện bởi Bên Mua, các Cổ Đông Bên Mua và các Cổ Đông, Hợp Đồng này, và các thỏa thuận và văn bản dự tính được Công Ty ký kết tại thời điểm Đóng sẽ được thực thi bởi Công Ty và sẽ là Hợp Đồng pháp lý có hiệu lực ràng buộc của Công Ty và phải được Công Ty thực thi theo các điều khoản, trừ khi giới hạn bởi các nguyên tắc công bằng chung, hoặc bởi luật phá sản và các luật tương tự.

5.6

Capitalization and Related Matters.

Vốn Hóa và các Vấn Đề Liên Quan

5.6.1

Capitalization. The authorized capital stock of the Company consists of 213,437,600,000 shares of Common Stock, of which 21,343,760 shares are issued and outstanding. Except as set forth in Schedule 5.7.1, there are no outstanding or authorized options, warrants, calls, subscriptions, rights (including any preemptive rights or rights of first refusal), agreements or commitments of any character obligating the Company to issue any shares of its Common Stock or any other Equity Security of the Company. All issued and outstanding shares of the Company's capital stock are duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive or similar rights.

Vốn Hóa.  Vốn cổ phần được phê duyệt của Công Ty bao gồm 213,437,600,000 Cổ Phiếu Phổ Thông, trong đó 21,343,760cổ phiếu đã được phát hành và đang lưu hành.  Ngoại trừ được trình bày ở Biếu 5.71, không có các quyền chọn, chứng quyền, quyền mua, thỏa thuận hay cam kết dưới bất kỳ hình thức nào yêu cầu Công Ty phải phát hành bất kỳ Cổ Phiếu Phổ Thông hay các Chứng Khoán Vốn khác của Công Ty.  Tất cả cổ phiếu phổ thông đã phát hành và đang lưu hành của Công Ty được phê duyệt đúng đắn, được phát hành hợp pháp và không vi phạm các quyền ưu tiên mua trước hay tương tự, đã được thực góp đầy đủ và không bị đánh thuế.

5.6.2

No Redemption Requirements. Except as set forth in Schedule 5.7.2, there are no outstanding contractual obligations (contingent or otherwise) of the Company to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, the Company or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other entity.

Không có Yêu Cầu Mua Lại.  Ngoại trừ được trình bày ở Biểu 5.7.2, không có các nghĩa vụ hợp đồng chưa được thực thi (tiềm tàng hay khác) yêu cầu Công Ty phải thu hồi, mua lại, trả lại hay mua các cổ phiếu vốn hay lợi ích sở hữu khác đang lưu hành của Công ty hay phải tài trợ vốn hay đầu tư (dưới dạng cho vay, góp vốn hoặc khác) vào thể nhân khác.

5.6.3

Duly Authorized. The exchange of the Shares has been duly authorized and, upon delivery to the Acquiror of certificates therefor in accordance with the terms of this Agreement, the Shares will have been validly issued and fully paid and will be nonassessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and  clear of all Liens and restrictions, other than Liens set forth on Schedule 5.7.3 or that might have been created by the Acquiror and restrictions on transfer imposed by this Agreement and the Securities Act.

Phê Duyệt Đúng Đắn.  Sự chuyển đổi Cổ Phiếu đã được phê duyệt đúng đắn và, khi chuyển giao cho Bên Mua các chứng nhận cổ phần với các điều khoản trong Hơp Đồng này, các Cổ Phiếu sẽ được phát hành hợp pháp và được thực góp đầy đủ và sẽ không bị đánh thuế, có các quyền, sự ưu tiên và đặc quyền đặc trưng, sẽ không bị ràng buộc bởi các quyền mua trước và các Quyền Lưu Giữ Tài Sản và các giới hạn khác, trừ các Quyền Lưu Giữ Tài Sản được trình bày ở Biểu 5.7.3 hoặc đã có thể do Bên Mua tạo ra và sự giới hạn chuyển nhượng được đưa ra trong Hợp Đồng này và Luật Chứng Khoán.

5.7

Shareholders. Exhibit BB contains a true and complete list of the names and addresses of the record and beneficial holders of all of the outstanding Equity Securities of the Company. Except as expressly provided in this Agreement, no Holder of Shares or any other security of the Company or any other Person is entitled to any preemptive right, right of first refusal or similar right as a result of the issuance of the shares or otherwise. There is no voting trust, agreement or arrangement among any of the Holders of any Equity Securities of the Company affecting the exercise of the voting rights of any such Equity Securities.

Cổ Đông.  Bảng BB bao gồm một danh sách đầy đủ và chính xác chi tiết tên và địa chỉ của các cổ đông thụ hưởng của tất cả các Chứng Khoán Vốn của Công Ty.  Trừ khi được cung cấp rõ ràng chính xác trong Hợp Đồng này, không có cổ đông nào khác của Công ty hay bất kỳ Pháp Nhân nào được trao quyền mua trước, quyền phủ quyết đầu tiên hoặc các quyền tương tự phát sinh từ việc phát hành cổ phiếu hay khác.  Không có các ủy quyền, thỏa thuận biểu quyết hoặc thỏa thuận giữa các cổ đông của Công Ty gây ảnh hưởng đến việc thực hiện quyền biểu quyết của các Chứng Khoán Vốn.

5.8

Compliance with Laws and Other Instruments. Except as would not have a Material Adverse Effect, the business and operations of the Company have been and are being conducted in accordance with all applicable foreign, federal, state and local laws, rules and regulations and all applicable orders, injunctions, decrees, writs, judgments, determinations and awards of all courts and governmental agencies and instrumentalities. Except as would not have a Material Adverse Effect, the Company is not, and is not alleged to be, in violation of, or (with or without notice or lapse of time or both) in default under, or in breach of, any term or provision of the Organizational Documents or of any indenture, loan or credit agreement, note, deed of trust, mortgage, security agreement or other material agreement, lease, license or other instrument, commitment, obligation or arrangement to which the Company is a party or by which any of the Company's properties, assets or rights are bound or affected. To the knowledge of the Company, no other party to any material contract, agreement, lease, license, commitment, instrument or other obligation to which the Company is a party is (with or without notice or lapse of time or both) in default thereunder or in breach of any term thereof. The Company is not subject to any obligation or restriction of any kind or character, nor is there, to the knowledge of the Company, any event or circumstance relating to the Company that materially and adversely affects in any way its business, properties, assets or prospects or that prohibits the Company from entering into this Agreement or would prevent or make burdensome its performance of or compliance with all or any part of this Agreement or the consummation of the transactions contemplated hereby or thereby.

Tuân Thủ Pháp Luật.  Trừ khi không có Ảnh Hưởng Bất Lợi Trọng Yếu, hoạt động kinh doanh của Công Ty đã và đang được tiến hành tuân thủ pháp luật, các quy tắc và quy định của nước ngoài, liên bang, bang và địa phương, tuân thủ các lệnh, sắc lệnh, trát và phán quyết của tòa án và các cơ quan chính phủ khác.  Trừ khi không có Ảnh Hưởng Bất Lợi Trọng Yếu, Công Ty không vi phạm và không bị coi là vi phạm bất kỳ điều khoản nào của Tài Liệu Công Ty, các khế ước và thỏa thuận vay nợ hay tín dụng, thỏa thuận thế chấp, cầm cố hay các thỏa thuận trọng yếu khác, các cam kết, nghĩa vụ hoặc sắp xếp khác mà Công Ty ký kết hay có ảnh hưởng đến các tài sản hay quyền lợi của Công Ty.  Với sự hiểu biết của Công Ty, các bên khác không vi phạm điều khoản nào trong các hợp đồng, thỏa thuận, cam kết hay sắp xếp đã ký kết với Công Ty.  Với sự hiểu biết của Công Ty, không có các nghĩa vụ, giới hạn hay sự kiện nào liên quan đến Công Ty gây ảnh hưởng bất lợi và trọng yếu đến hoạt động kinh doanh, tài sản và triển vọng của Công Ty, ngăn cản Công Ty thực hiện hay tuân thủ tất cả hay một phần của Hợp Đồng này hay sự thực hiện các giao dịch dự tính liên quan.

5.9

Certain Proceedings. There is no pending Proceeding that has been commenced against the Company and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated in this Agreement. To the Company's knowledge, no such Proceeding has been threatened.

Kiện Tụng.  Không có các Kiện Tụng đang chờ xử lý có ảnh hưởng ngăn cản, trì hoãn, hay làm các giao dịch dự tính liên quan đến Hợp Đồng này trở bất hợp pháp.  Với sự hiểu biết của Công Ty, không có các Kiện Tụng tiềm tàng như vậy.

5.10

No Brokers or Finders. Except as disclosed in Schedule 5.11, no person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and the Company will indemnify and hold the Acquiror harmless against any liability or expense arising out of, or in connection with, any such claim.

Không có Môi Giới hay Trung Gian.  Ngoại trừ công bố trong Biểu 5.11, không có pháp nhân nào có hay sẽ có (do các giao dịch dự tính liên quan) quyền hợp pháp yêu cầu Công Ty thanh toán các khoản hoa hồng, phí hay khoản thù lao môi giới hay trung gian hay tương tự, và Công Ty sẽ bảo đảm cho Bên Mua đối với các trách nhiệm và chi phí phát sinh liên quan đến các yêu cầu bồi hoàn này.

5.11

Undisclosed Liabilities. The Company is indebted in the approximate amount of $7,000,000 USD to certain regulatory bodies in Vietnam.

Những khoản chưa giải trình. Công ty đang có một khoản tiền phải trả tương đương với US$7,000,000 cho cơ quan hữu quan tại Việt Nam

5.12

Title to and Condition of Properties. The Company owns or holds under valid leases or other rights to use all real property, plants, machinery and equipment necessary for the conduct of the business of the Company as presently conducted, except where the failure to own or hold such property, plants, machinery and equipment would not have a Material Adverse Effect on the Company. The material buildings, plants, machinery and equipment necessary for the conduct of the business of the Company as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, in each case, taken as a whole, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

Quyền Sở Hữu và Tình Trạng của Bất Động Sản.  Công Ty sở hữu hoặc nắm giữ các tài sản thuê hợp pháp hoặc có quyền sử dụng tất cả các bất động sản, nhà máy, máy móc và thiết bị cần thiết cho hoạt động kinh doanh của Công Ty, trừ khi không có Ảnh Hưởng Bất Lợi Trọng Yếu đối với Công Ty.  Các kiến trúc, nhà máy, máy móc và thiết bị trọng yếu cần thiết cho hoạt động kinh doanh của Công Ty có kết cấu hợp lý và đang trong tình trạng hoạt động ổn định và thích hợp với mục đích sử dụng của nó, xét riêng rẽ hay trên tổng thể.  Không có kiến trúc nào, nhà máy, máy móc hay thiết bị nào đang cần sửa chữa hoặc bảo trì, trừ các sửa chữa và bảo trì thông thường và không trọng yếu về bản chất hay chi phí.

5.13

Deliberately Deleted

5.14

Board Recommendation. The Board has, by unanimous written consent, determined that this Agreement and the transactions contemplated by this Agreement, are advisable and in the best interests of the Company's Shareholders.

Hội Đồng Quản Trị bằng thỏa thuận nhất trí đã quyết định rằng Hợp Đồng này và các giao dịch dự tính bởi Hợp Đồng này là thích hợp và được thực hiện vì quyền lợi tốt nhất của Cổ Đông Công Ty.

SECTION VI

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR AND

THE ACQUIROR SHAREHOLDERS

GIẢI TRÌNH VÀ BẢO LÃNH CỦA BÊN MUA VÀ CỔ ĐÔNG BÊN MUA

The Acquiror and the Acquiror Shareholders, jointly and severally, represents and warrants to the Shareholders and the Company as follows:

Bên Mua và các Cổ Đông Bên Mua, xét riêng biệt và hợp chung, giải trình và đảm bảo cho các Cổ Đông và Công ty như sau:

6.1

Organization and Qualification. Each of the Acquiror Companies is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, except where the failure to be so organized, existing and in good standing, or to have such authority and power, governmental licenses, authorizations, consents or approvals would not have a Material Adverse Effect. Each of the Acquiror Companies is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned, held or operated makes such qualification, licensing or domestication necessary, except where the failure to be so duly qualified, licensed or domesticated and in good standing would not have a Material Adverse Effect. Schedule 6.1 sets forth a true, correct and complete list of each Acquiror Company's jurisdiction of organization and each other jurisdiction in which such Acquiror Company presently conducts its business or owns, holds and operates its properties and assets.

Tổ chức và năng lực.  Mỗi Công Ty Bên Mua được thành lập và tồn tại hợp pháp theo luật pháp, có tất cả các quyền hạn (thuộc về công ty và các quyền hạn khác), giấy phép, phê chuẩn và thỏa thuận để thực hiện các hoạt động kinh doanh như hiện tại hay dự tính, để sở hữu, nắm giữ và vận hành các tài sản mà đang sở hữu, nắm giữ và vận hành, trừ trường hợp không dẫn đến Ảnh Hưởng Bất Lợi Trọng Yếu.  Công Ty Bên Mua có đủ năng lực, được cấp phép hoặc nhập tịch như một công ty nước ngoài với đủ năng lực pháp lý đối với các hoạt động kinh doanh hay các tài sản thuê hoặc thuộc sở hữu của nó, trừ khi không dẫn đến Ảnh Hưởng Bất Lợi Trọng Yếu.  Trình bày trong Biểu 6.1 là danh sách đầy đủ và chính xác các phạm vi Công Ty Bên Mua đang tiến hành hoạt động kinh doanh, sở hữu, nắm giữ và vận hành các tài sản.

6.2

Subsidiaries. Except as set forth on Schedule 6.2, no Acquiror Company owns, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.

Công Ty Con.  Ngoại trừ được trình bày trong Biểu 6.2, Công Ty Bên Mua không sở hữu, trực tiếp hoặc gián tiếp, bất kỳ lợi ích cổ phần hoặc sở hữu nào khác trong các công ty, doanh nghiệp hợp danh, liên doanh hay công ty khác.

6.3

Organizational Documents. True, correct and complete copies of the Organizational Documents of each Acquiror Company have been delivered to the Company prior to the execution of this Agreement, and no action has been taken to amend or repeal such Organizational Documents except for the filing of the Amendment to Certificate of Incorporation of the Acquiror, December 10, 2007. No Acquiror Company is in violation or breach of any of the provisions of its Organizational Documents, except for such violations or breaches as would not have a Material Adverse Effect.

Tài Liệu Tổ Chức.  Các bản sao Tài Liệu Tổ Chức của mỗi một Công Ty Bên Mua gửi cho Công Ty trước khi thực thi Hợp Đồng này là trung thực và đầy đủ và đã không bị chỉnh sửa đổi hoặc bãi bỏ, ngoại trừ nhằm mục đích cho việc thay đổi giấy phép của Bên Mua ký vào ngày 10  tháng 12  năm 2007.  Công Ty Bên Mua không vi phạm bất kỳ điều khoản nào trong Tài Liệu Tổ Chức, trừ các vi phạm không gây Ảnh Hưởng Bất Lợi Trọng Yếu.

6.4

Authorization. The Acquiror has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to enter into this Agreement and each of the Transaction Documents to which the Acquiror is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which the Acquiror is a party and to perform its obligations under this Agreement and each of the Transaction Documents to which the Acquiror is a party. The execution, delivery and performance by the Acquiror of this Agreement and each of the Transaction Documents to which the Acquiror is a party have been duly authorized by all necessary corporate action and do not require from the Acquiror Board or the stockholders of the Acquiror any consent or approval that has not been validly and lawfully obtained. The execution, delivery and performance by the Acquiror of this Agreement and each of the Transaction Documents to which the Acquiror is a party requires no authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority or other Person other than such customary filings with the Commission for transactions of the type contemplated by this Agreement.

Sự Ủy Quyền: Bên Mua có đầy đủ quyền lực và quyền hạn, giấy phép kinh doanh, phê chuẩn của chính quyền và các thỏa thuận cần thiết để thực hiện Hợp Đồng này và cho mỗi Tài Liệu Giao Dịch mà Bên Mua là chủ thể, để hoàn tất các giao dịch phát sinh từ Hợp Đồng này và từng tài liệu của Tài Liệu Giao Dịch mà Bên Mua là chủ thể và để thực hiện nghĩa vụ của mình đối với Hợp Đồng này và mỗi giao dịch phát sinh. Sự thực thi, thưc hiện Hợp Đồng và các Tài Liệu Giao Dịch phát sinh của Bên Mua được đã được phê chuẩn đúng theo các yêu cầu cần thiết, không đòi hỏi Hội Đồng Quản Trị hoặc Cổ Đông của Công Ty bất kỳ sự thỏa thuận, phê duyệt hay đăng ký bất hợp pháp nào. Việc thực thi và thực hiện Hợp Đồng và các Tài Liệu Giao Dịch phát sinh của Bên Mua không đòi hỏi sự ủy quyền, cho phép, cấp phép, hay đăng ký với bất kỳ cơ quan chức năng nào khác với việc đăng ký thông thường.

6.5

No Violation. Neither the execution or delivery by the Acquiror of this Agreement or any Transaction Document to which the Acquiror is a party, nor the consummation or performance by the Acquiror of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Organizational Documents of any Acquiror Company; (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the imposition or creation of any Lien under, any agreement or instrument to which any Acquiror Company is a party or by which the properties or assets of any Acquiror Company are bound; (c) contravene, conflict with, or result in a violation of, any Law or Order to which any Acquiror Company, or any of the properties or assets owned or used by any Acquiror Company, may be subject; or (d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any licenses, permits, authorizations, approvals, franchises or other rights held by any Acquiror Company or that otherwise relate to the business of, or any of the properties or assets owned or used by, any Acquiror Company, except, in the case of clause (b), (c), or (d), for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect.

Không Vi Phạm. Việc thực hiện, thi hành của Bên Mua đối với Hợp Đồng này hoặc các Tài Liệu Giao Dịch mà Bên Mua ký kết hay sự thực hiện, thi hành các giao dịch dự tính liên quan sẽ không: (a) xung đột, mâu thuẫn, hoặc dẫn đến sự vi phạm bất kỳ điều khoản nào của Tài Liệu Tổ Chức của Công Ty Bên Mua; (b)  xung đột, mẫu thuẫn, vi phạm bất kỳ thỏa thuận hay văn bản nào mà Công Ty Bên Mua ký kết hay có ràng buộc đến các tài sản của Công Ty Bên Mua; (c) xung đột, mâu thuẫn, hoặc dẫn đến vi phạm bất kỳ điều Luật hay Lệnh điều chỉnh các tài sản của Công Ty Bên Mua; (d) xung đột, mẫu thuẫn hoặc dẫn đến vi phạm các điều khoản hoặc yêu cầu mà Cơ Quan Chính Phủ có quyền thu hồi, treo, hủy, chấm dứt hay điều chỉnh giấy phép, quyền hạn hoặc các quyền của Công Ty Bên Mua đối với tài sản sở hữu hoặc sử dụng, trừ khi đối với mệnh đề (b), (c), hoặc (d), sự vi phạm không dẫn đến Ảnh Hưởng Bất Lợi Trọng Yếu

6.6

Binding Obligations. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties thereto other than the Acquiror, this Agreement has been, and as of the Closing each of the Transaction Documents to which the Acquiror is a party will be, duly authorized, executed and delivered by the Acquiror and constitutes or will constitute, as the case may be, the legal, valid and binding obligations of the Acquiror, enforceable against the Acquiror in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

Nghĩa vụ Ràng buộc.  Giả định rằng Hợp Đồng này đã được phê chuẩn đúng đắn và hợp pháp, được thực thi và thực hiện bởi các bên không phải là Bên Mua, Hợp Đồng này, và các thỏa thuận và văn bản dự tính được Bên Mua ký kết tại thời điểm Đóng sẽ được thực thi bởi Bên Mua và sẽ là Hợp Đồng pháp lý có hiệu lực ràng buộc của Bên Mua và phải được Bên Mua thực thi theo các điều khoản, trừ khi giới hạn bởi các nguyên tắc công bằng chung, hoặc bởi luật phá sản và các luật tương tự.

6.7

Securities Laws. Assuming the accuracy of the representations and warranties of the Shareholders contained in Section 4 and Exhibits E and F, the issuance of the Acquiror Shares pursuant to this Agreement are and will be (a) exempt from the registration and prospectus delivery requirements of the Securities Act, and (b) accomplished in conformity with all applicable federal securities laws.

Các Luật Chứng Khoán. Giả sử rằng các giải trình và bảo đảm của các Cổ Đông nằm trong Mục 4 và Phụ Lục E và F là chính xác, việc phát hành Cổ Phiếu Bên Mua chiếu theo Hợp Đồng này đang và sẽ (a) được miễn đăng ký và các yêu cầu của Luật Chứng Khoán về giao nộp bản cáo bạch, và (b) được hoàn thành phù hợp với tất cả những luật chứng khoán liên bang ứng dụng.

6.8

Capitalization and Related Matters.

Vốn Hóa và Các Vấn Đề Liên Quan.

6.8.1

Capitalization. The authorized capital stock of the Acquiror consists of 74,000,000 shares of the Acquiror's Common Stock, of which 10,000,000 shares are issued and outstanding, and 1,000,000 shares of preferred stock, none of which are issued and outstanding. All issued and outstanding shares of the Acquiror's Common Stock are duly authorized, validly issued, fully paid and nonassessable, and have not been issued in violation of any preemptive or similar rights. On the Closing Date, the Acquiror will have sufficient authorized and unissued Acquiror's Common Stock to consummate the transactions contemplated hereby. Except as disclosed in Schedule 6.8.1 or the SEC Documents, there are no outstanding options, warrants, purchase agreements, participation agreements, subscription rights, conversion rights, exchange rights or other securities or contracts that could require the Acquiror to issue, sell or otherwise cause to become outstanding any of its authorized but unissued shares of capital stock or any securities convertible into, exchangeable for or carrying a right or option to purchase shares of capital stock or to create, authorize, issue, sell or otherwise cause to become outstanding any new class of capital stock.  There are no outstanding stockholders' agreements, voting trusts or arrangements, registration rights agreements, rights of first refusal or other contracts pertaining to the capital stock of the Acquiror. The issuance of all of the shares of Acquiror's Common Stock described in this Section 6.8.1 have been in compliance with U.S. federal securities laws.

Vốn Hóa. Vốn cổ phần được ủy quyền của Bên Mua bao gồm 74,000,000 cổ phiếu là Chứng Khoán Phổ Thông (CK Thường) của Bên Mua, trong đó 10,000,000 cổ phiếu được phát hành và đang lưu hành, và 1,000,000 cổ phiếu là chứng khoán ưu đãi, trong đó không có chứng khoán được phát hành và đang lưu hành. Tất cả cổ phiếu phát hành và đang lưu hành của Chứng Khoán Phổ Thông Bên Mua đều được ủy quyền thỏa đáng, phát hành hợp lệ, được thanh toán đầy đủ và không thể đánh thuế, và không vi phạm bất kỳ quyền ưu tiên nào hay các quyền tương tự.  Vào Ngày Kết Thúc, Bên Mua sẽ có Chứng Khoán Phổ Thông của Bên Mua đã được ủy quyền đầy đủ và chưa phát hành, để tạo nên các giao dịch được dự liệu ở đây. Ngoại trừ các điều trong Bảng Biểu 6.8.1 hoặc trong các Tài Liệu SEC, thì không có các quyền chọn, chứng quyền, hợp đồng mua, hợp đồng tham gia, hợp đồng nhận mua cổ phiếu, các quyền chuyển đổi, quyền giao dịch nào đang lưu hành, hoặc các chứng khoán hay hợp đồng tương tự có thể yêu cầu Bên Mua phải phát hành, bán hoặc không thì sẽ làm cho bất kỳ cổ phiếu vốn cổ phần nào được ủy quyền nhưng chưa phát hành của Bên Mua hoặc bất kỳ chứng khoán có thể chuyển đổi sang, có thể trao đổi với hay mang một quyền hay quyền chọn được mua các cổ phiếu vốn cổ phần trở thành chưa thanh toán; hoặc tạo nên, ban quyền, phát hành, bán, không thì làm cho loại vốn cổ phần mới trở thành chưa thanh toán.

6.8.2

No Redemption Requirements. Except as set forth in Schedule 6.8.2 or in the SEC Documents, there are no outstanding contractual obligations (contingent or otherwise) of the Acquiror to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, the Acquiror or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

Không có Yêu Cầu Hoàn Trả. Ngoại trừ các điều trong Bảng Biểu 6.8.2 hoặc trong các Tài Liệu SEC, không có nghĩa vụ hợp đồng chưa thanh toán (bất thường hoặc không) của Bên Mua phải thu hồi, mua lại, hoàn trả hoặc không thì thu bất kỳ cổ phiếu vốn cổ phần đang lưu hành của Bên Mua, hoặc các quyền sở hữu trong Bên Mua hoặc phải cung cấp vốn hay đầu tư (theo dạng vay nợ, đóng góp vốn hoặc dạng khác) vào bất kỳ Bên nào khác.

6.8.3

Duly Authorized. The issuance of the Acquiror Shares has been duly authorized and, upon delivery to the Shareholders of certificates therefore in accordance with the terms of this Agreement, the Acquiror Shares will have been validly issued and fully paid, and will be nonassessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens created by the Shareholders and restrictions on transfer imposed by this Agreement and the Securities Act.

Ủy quyền thỏa đáng. Việc phát hành Cổ Phiếu Bên Mua đã được ủy quyền thỏa đáng và, khi giao chứng nhận cổ phần cho các Cổ Đông để phù hợp với các điều khoản trong Hợp Đồng này, các Cổ Phiếu của Bên Mua sẽ được phát hành hợp lệ và được thanh toán đầy đủ, và sẽ không bị đánh thuế, có các quyền, ưu đãi và đặc quyền trên danh nghĩa, sẽ không có các quyền ưu tiên và sẽ hoàn toàn không có các Quyền Lưu Giữ Tài Sản và các giới hạn, ngoại trừ các Quyền Lưu Giữ Tài Sản do Cổ Đông tạo nên và các giới hạn chuyển giao cổ phiếu do Hợp Đồng này và Luật Chứng Khoán áp đặt.

6.8.4

Subsidiaries. The capitalization of each Acquiror Subsidiary is as set forth on Schedule 6.8.4. The issued and outstanding shares of capital stock of each Acquiror Subsidiary set forth on such schedule have been duly authorized and are validly issued and outstanding, fully paid and non-assessable, and constitute all of the issued and outstanding capital stock of such Acquiror Subsidiary. The owners of the shares of each of the Acquiror Subsidiaries set forth on Schedule 6.8.4 own, and have good, valid and marketable title to, all shares of capital stock of such Subsidiaries. There are no outstanding or authorized options, warrants, purchase agreements, participation agreements, subscription rights, conversion rights, exchange rights or other securities or contracts that could require any of the Acquiror Subsidiaries to issue, sell or otherwise cause to become outstanding any of its respective authorized but unissued shares of capital stock or any securities convertible into, exchangeable for or carrying a right or option to purchase shares of capital stock or to create, authorize, issue, sell or otherwise cause to become outstanding any new class of capital stock. There are no outstanding stockholders' agreements, voting trusts or arrangements, registration rights agreements, rights of first refusal or other contracts pertaining to the capital stock of any of the Acquiror Subsidiaries. None of the outstanding shares of capital stock of any of the Acquiror Subsidiaries has been issued in violation of any rights of any Person or in violation of any Law.

Các Công Ty Con. Sự cổ phần hóa của mỗi một Công Ty Con Bên Mua được thể hiện trong Bảng Biểu 6.8.4. Các cổ phiếu vốn cổ phần được phát hành và đang lưu hành của mỗi Công Ty Con Bên Mua ở trong bảng biểu đó đã được ủy quyền thỏa đáng và được phát hành hợp lệ và đang lưu hành, được thanh toán đầy đủ và không bị đánh thuế, và cấu thành tất cả vốn cổ phần phát hành và đang lưu hành của Công Ty Con đó. Chủ các cổ phiếu của mỗi Công Ty Con Bên Mua có trong Bảng Biểu 6.8.4 sở hữu, và có chứng thư tốt, hợp lệ và có thể mua bán được của tất cả cổ phiếu vốn cổ phần thuộc những Công Ty Con đó. Không có các quyền chọn, chứng khế, hợp đồng mua, hợp đồng tham gia, hợp đồng nhận mua cổ phiếu, các quyền chuyển đổi, quyền giao dịch nào đang lưu hành hoặc được ủy quyền, hoặc các chứng khoán hay hợp đồng tương tự có thể yêu cầu các Công Ty Con Bên Mua phải phát hành, bán hoặc không thì sẽ làm cho bất kỳ cổ phiếu vốn cổ phần nào được ủy quyền tương ứng nhưng chưa phát hành của Bên Mua hoặc bất kỳ chứng khoán có thể chuyển đổi sang, có thể trao đổi thành hay mang một quyền hay quyền chọn được mua các cổ phiếu vốn cổ phần trở thành chưa thanh toán; hoặc tạo nên, ban quyền, phát hành, bán, không thì làm cho loại vốn cổ phần mới trở thành chưa thanh toán. Không có các thỏa thuận của cổ đông, tín thác hay các thu xếp quyền biểu quyết, thỏa thuận quyền đăng ký, quyền từ chối trước hay các hợp đồng khác đang tồn đọng đi đôi với cổ phiếu vốn cổ phần của bất kỳ Công Ty Con Bên Mua. Không có cổ phiếu vốn cổ phần nào đang lưu hành của bất kỳ Công Ty Con Bên Mua được phát hành mà vi phạm bất cứ quyền nào của bất kỳ Bên nào khác hoặc vi phạm Luật.

6.9

Compliance with Laws. Except as would not have a Material Adverse Effect, the business and operations of each Acquiror Company have been and are being conducted in accordance with all applicable Laws and Orders. Except as would not have a Material Adverse Effect, no Acquiror Company has received notice of any violation (or any Proceeding involving an allegation of any violation) of any applicable Law or Order by or affecting such Acquiror Company and, to the knowledge of the Acquiror, no Proceeding involving an allegation of violation of any applicable Law or Order is threatened or contemplated. Except as would not have a Material Adverse Effect, no Acquiror Company is subject to any obligation or restriction of any kind or character, nor is there, to the knowledge of the Acquiror, any event or circumstance relating to any Acquiror Company that materially and adversely affects in any way its business, properties, assets or prospects or that prohibits the Acquiror from entering into this Agreement or would prevent or make burdensome its performance of or compliance with all or any part of this Agreement or the consummation of the transactions contemplated hereby.

Tuân thủ theo Luật Pháp. Trừ khi không có Ảnh Hưởng Trọng Yếu Trái Ngược, hình thức kinh doanh và hoạt động của mỗi Công Ty Của Bên Mua đã va đang được chỉ đạo tuân thủ theo tất cả các Luật và Lệnh hiện hành. Trừ khi không có Ảnh Hưởng Trọng Yếu Trái Ngược, không có Công Ty Của Bên Mua nào đã từng nhận thông báo về bất cứ vi phạm (hay bất cứ Vụ Kiện Tụng liên quan đến sự biện minh cho bất cứ vi phạm nào) đối với bất cứ Luật hay Lệnh hiện hành gây ra bởi hay ảnh hưởng đến Công Ty Của Bên Mua đó, và theo như những gì Bên Mua biết, không có Vụ Kiện Tụng nào liên quan đến sự biện minh cho bất cứ vi phạm Luật hay Lệnh hiện hành nào đang bị đe dọa là sẽ hay đang được tiến hành. Trừ khi không có Ảnh Hưởng Trọng Yếu Trái Ngược, không có Công Ty Của Bên Mua nào là chủ thể của bất cứ nghĩa vụ hay ràng buộc dưới bất kỳ hình thức hay tính chất nào, cũng như là, theo những gì Bên Mua biết, không có bất cứ sự kiện hay tình huống nào liên quan đến bất cứ Công Ty Của Bên Mua nào có ảnh hưởng trọng yếu và trái ngược dưới bất kỳ cách thức nào đối với việc kinh doanh, các tài sản hay triển vọng, cũng như những sự kiện hay tình huống cản trở không cho Bên Mua tham gia vào Hợp Đồng này hay sẽ cản trở hoặc làm phiền toái cho việc thực thi hay tuân theo tất cả hay từng phần của Hợp Đồng này hay việc hoàn thành các giao dịch được nhắc đến trong đây.

6.10

Certain Proceedings. There is no pending Proceeding that has been commenced against the Acquiror and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement. To the knowledge of the Acquiror, no such Proceeding has been threatened.

Những Vụ Kiện Tụng cụ thể. Không có Vụ Kiện Tụng đang được treo nào – những vụ nhằm vào Bên Mua và chống lại, hay có khả năng ngăn cản, làm trì hoãn, làm cho trái phép hay bất cứ hình thức can thiệp nào khác nhằm vào bất cứ giao dịch nào được nhắc đến trong Hợp Đồng này. Theo những gì Bên Mua biết, không có Vụ Kiện Tụng nào như vậy đang bị đe dọa là sẽ xảy ra.

6.11

No Brokers or Finders. Except as disclosed in Schedule 6.11, no Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against any Acquiror Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and the Acquiror will indemnify and hold the Company harmless against any liability or expense arising out of, or in connection with, any such claim.

Không có Người Môi Giới hay Dắt Mối. Trừ trường hợp được nhắc đến trong Bảng Biểu 6.11, dưới kết quả của các giao dịch được nhắc đến trong đây, không có Pháp Nhân nào được quyền hay có quyền đòi hỏi bất cứ Công Ty Của Bên Mua nào về bất cứ khoản hoa hồng, phí hay các thù lao khác dưới tư cách là người dắt mối hay môi giới hoặc dưới bất kỳ năng lực nào tương tự, và Bên Mua sẽ bồi hoàn cũng như bảo vệ Công Ty khỏi bất kỳ ràng buộc hay chi phí nào phát sinh từ, hay liên quan tới, những đòi hỏi như vậy.

6.12

Absence of Undisclosed Liabilities. Except as set forth on Schedule 6.12 or in the SEC Documents, no Acquiror Company has any debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to such Acquiror Company) arising out of any transaction entered into at or prior to the Closing or any act or omission at or prior to the Closing, except to the extent set forth on or reserved against on the Acquiror Balance Sheet. Except as set forth on Schedule 6.12, no Acquiror Company has incurred any liabilities or obligations under agreements entered into, in the usual and ordinary course of business since December 31, 2008. Notwithstanding the foregoing, all liabilities will be discharged prior to or at the Closing so that, at the Closing, the Issuer will have no direct, contingent or other obligations of any kind or any commitment or contractual obligations of any kind and description.

Sự Thiếu Sót của những Nghĩa Vụ Chưa Được Tiết Lộ. Trừ khi được nói đến trong Bảng Biểu 6.12 hoặc trong những Tài Liệu SEC, không có Công Ty Của Bên Mua nào có bất cứ khoản nợ, nghĩa vụ hay ràng buộc nào (bất kể là các khoản tích lũy, tuyệt đối, tình huống, đã thanh toán hay các khoản khác, bất kể là đã hoặc đang đáo hạn, và bất kể là đã được biết đến bởi các Công Ty Của Bên Mua đó hay chưa) phát sinh từ bất kỳ giao dịch nào được tham gia vào hay trước Ngày Đóng hoặc bất kỳ hành động hay sự lược bỏ nào trước Ngày Đóng, trừ trường hợp được nói đến trong hoặc dành riêng cho Bản Cân Đối Kế Toán của Bên Mua. Trừ khi được đề cập trong Bảng Biểu 6.12, không có Công Ty Của Bên Mua nào chịu bất cứ nghĩa vụ hay ràng buộc nào trong những hợp đồng trong phạm vi kinh doanh thông thường kể từ ngày 31/12/2008. Mặc dù đã đề cập trước đây, tất cả các khoản nợ sẽ được thanh toán trước hoặc ngay tại thời điểm đóng, vào thời điểm đóng, người phát hành sẽ không ra lệnh, hoặc có một sự không chắc chắn nào lien quan đến các trách nhiệm chưa chắc chắn rang buộc.

6.13

Changes. Except as set forth on Schedule 6.13 or in the SEC Documents, no Acquiror Company has, since December 31, 2008:

Những thay đối. Ngoại trừ đoạn 6.13 hay tài liệu SEC, Không có Bên Mua nào thay đối từ ngày 31/12/2008:

6.13.1

Ordinary Course of Business. Conducted its business or entered into any transaction other than in the usual and ordinary course of business, except for this Agreement.

6.13.1 Điều kiện kinh doanh thông thường. Thực hiện kinh doanh thông thường trong các giao dịch khác với những giao dịch bất thường và các kinh doanh thông thường như định nghĩa trong thỏa thuận này.

6.13.2

Adverse Changes. Suffered or experienced any change in, or affecting, its condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations or prospects other than changes, events or conditions in the usual and ordinary course of its business, none of which would have a Material Adverse Effect;

Thay đổi bất lợi. Là việc chịu đựng hay đã trải qua những thay đổi hay ảnh hưởng, các điều kiện, tài sản, công nợ, hoạt động kinh doanh khác với những thay đổi,, sự kiện hay điều kiện bình thường của hoạt động kinh doanh thông thường, những điều đó không gấy ảnh hưởng bất lợi đáng kể.

6.13.3

Loans. Made any loans or advances to any Person other than travel advances and reimbursement of expenses made to employees, officers and directors in the ordinary course of business;

Vay. Thực hiện bất kỳ khoản vay hay trả trước các bên khác với các chi phí trả trước cho nhân viên, trong hoạt động kinh doanh thơng thường;

6.13.4

Liens. Created or permitted to exist any Lien on any material property or asset of the Acquiror Companies, other than Permitted Liens;

Quyền giữ tài sản thế chấp. Tạo ra hay cho phép tồn tại bất kỳ quyền nắm tài sản đảm bảo đối với các tài sản của Bên Mua, khác với quyền nắm giữ tài sản đảm bảo được cho phép

6.13.5

Capital Stock. Issued, sold, disposed of or encumbered, or authorized the issuance, sale, disposition or encumbrance of, or granted or issued any option to acquire any shares of its capital stock or any other of its securities or any Equity Security, or altered the term of any of its outstanding securities or made any change in its outstanding shares of capital stock or its capitalization, whether by reason of reclassification, recapitalization, stock split, combination, exchange or readjustment of shares, stock dividend or otherwise;

Chứng khoán vốn. Phát hành, bán, hay ủy quyền phát hành hay phát hành bất kỳ quyền để mua bất kỳ cổ phần về chứng khoán vốn hay các loại chứng khoán khác, hay các thay đổi điều khoản của bất kỳ chứng khoán đang lưu hành hay bất kỳ những thay đổi nào trong chứng khoán đang lưu hành của vốn dù bất cứ lý do từ việc cấu trúc lại, đầu tư, tách, gộp trao đổi, chia lãi hay các trường hợp khác.

6.13.6

Dividends. Declared, set aside, made or paid any dividend or other distribution to any of its stockholders;

Phân chia lợi nhuận. Được tuyên bố, thanh toán bất kỳ các khoản chia lợi nhuận hay phân phồi nào đến người chủ sở hữu

6.13.7

Material Acquiror Contracts. Terminated or modified any Material Acquiror Contract, except for termination upon expiration in accordance with the terms thereof;

Các Hợp Đồng Trọng Yếu Của Bên Mua. Việc sửa đổi hay hết hạn bất kỳ Hợp Đồng Trọng Yếu Của Bên Mua, ngoài trừ việc hết hạn theo các điều khoản từ nó phát sinh.

6.13.8

Claims. Released, waived or cancelled any claims or rights relating to or affecting such Acquiror Company in excess of $10,000 in the aggregate or instituted or settled any Proceeding involving in excess of $10,000 in the aggregate;

Yêu cầu thanh toán. Thanh toán, treo hay hủy bỏ các yêu cầu hay quyền liên quan, hay ảnh hưởng đến Bên Mua trên 10 nghìn Đô La Mỹ khi cộng gộp hay bị chỉ định, thanh toán cho các vụ kiện pháp lý liên quan trên 10 nghìn Đô la Mỹ khi gộp chung.

6.13.9

Discharged Liabilities. Paid, discharged or satisfied any claim, obligation or liability in excess of $10,000 in the aggregate, except for liabilities incurred prior to the date of this Agreement in the ordinary course of business;

Thanh toán công nợ. Trả, thanh toán hay làm hài lòng các khoản yêu cầu thanh toán, nghĩa vụ trên 10 nghì n Đô La Mỹ cộng gộp, ngoại trừ các nghĩa vụ phát sinh trước thỏa thuận này trong điều kiện hoạt động kinh doanh thông thường.

6.13.10

Indebtedness. Created, incurred, assumed or otherwise become liable for any Indebtedness in excess of $10,000 in the aggregate, other than professional fees;

Nợ. Được tạo ra, phát sinh hay chịu trách nhiệm cho các khoản nợ khi gộp lại trên 10 nghìn Đô la Mỹ hay các khoản phí tư vấn khác.

6.13.11

Guarantees. Guaranteed or endorsed in a material amount any obligation or net worth of any Person;

Bảo lãnh. Bảo lãnh hay xác nhận số tiền hay nghĩa vụ hay giá trị của bất kỳ Bên nào.

6.13.12

Acquisitions. Acquired the capital stock or other securities or any ownership interest in, or substantially all of the assets of, any other Person;

Thu tóm. Mua cổ phiếu, chứng khoán khác hay bất kỳ lợi ích của chủ sở hữu hay phần lớn tài sản của các bên khác.

6.13.13

Accounting. Changed its method of accounting or the accounting principles or practices utilized in the preparation of its financial statements, other than as required by GAAP;

Kế toán. Là việc thay đổi phương pháp kế toán hay nguyên lý kế toan hay thực hành kế toán thông dụng khi lập báo cáo tài chình, khác với iêu cầu của GAAP;

6.13.14

Agreements. Except as set forth on Schedule 6.13.14 or in the SEC Documents, entered into any agreement, or otherwise obligated itself, to do any of the foregoing.

Các thỏa thuận. Ngoài đoạn 6.13.14 hay trong các tài liệu SEC, bên trong bất kỳ thỏa thuận hay nghĩa vụ tự nó phát sinh, cần thực hiện cho việc từ bỏ.

6.14

Material Acquiror Contracts. Except to the extent filed with the SEC Documents, the Acquiror has made available to the Company, prior to the date of this Agreement, true, correct and complete copies of each written Material Acquiror Contract, including each amendment, supplement and modification thereto.

Các Hợp Đồng Trọng Yếu Của Bên Mua. Ngoài phạm vi được báo cáo trong tài liệu SEC, các Bên Mua cần hoàn thành đầy đủ, trung thực các bản sao của từng Hợp Đồng Trọng Yếu Của Bên Mua bao gồm cả những điều chỉnh, phụ lục bổ sung trước ngày hiệu lực của thỏa thuận này.

6.14.1

No Defaults. Each Material Acquiror Contract is a valid and binding agreement of the Acquiror Company that is party thereto, and is in full force and effect. Except as would not have a Material Adverse Effect, no Acquiror Company is in breach or default of any Material Acquiror Contract to which it is a party and, to the knowledge of the Acquiror, no other party to any Material Acquiror Contract is in breach or default thereof. Except as would not have a Material Adverse Effect, no event has occurred or circumstance exists that (with or without notice or lapse of time) would (a) contravene, conflict with or result in a violation or breach of, or become a default or event of default under, any provision of any Material Acquiror Contract or (b) permit any Acquiror Company or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any Material Acquiror Contract. No Acquiror Company has received notice of the pending or threatened cancellation, revocation or termination of any Material Acquiror Contract to which it is a party. There are no renegotiations of, or attempts to renegotiate, or outstanding rights to renegotiate any material terms of any Material Acquiror Contract.

Không có sự vi phạm thanh toán. Mỗi hợp đồng Bên Mua  và thỏa thuận ràng buộc Bên Mua đại diện, có  đầy đủ quyền hạn và hiệu lực. Theo sự hiểu biết của Bên Mua, ngoại trừ nếu không có những ảnh hưởng bất lợi đáng kề, không có Bên Mua nào đang vi phạm nghĩa vụ thanh toán trong các hợp đồng mà Bên Mua là chủ thể. Nếu không gây ảnh hưởng bất lợi, không có sự kiện nào phát sinh hay tồn tại tình trạng mà ( có hay không có thông báo hay quá thời gian) có khả năng (a)vi phạm, xung đột hay kết quả từ sự vi phạm nghĩa vụ thanh toán, hay sẽ vi phạm nghĩa vụ thanh toán theo các điều khoản cùa Hợp Đồng Bên Mua Chính hay(b) cho phép bất kỳ Bên Mua hay bất kỳ bên nào khác quyền công bố vi phạm hay thực hiện bất kỳ khoản bồi thường, hoặc gộp chung với các khoản đến hạn, hủy bỏ hay hết hạn, điều chỉnh của bất kỳ Hợp Đồng Bên Mua nào. Không có Bên Mua nào nhận được thông báo của việc dang thực hiện hay đe dọa hủy bỏ, hết hạn của bất kỳ Hợp Đồng bên Mua nào.Không có việc đàm phán của hay ý định đàm phàn, hay quyền đàm phán các điều khoản chính trong Bất Kỳ Hợp Đồng bên Mua nào.

6.15

Employees.

 Nhân Viên

6.15.1

Except as set forth on Schedule 6.15.1, the Acquiror Companies have no employees, independent contractors or other Persons providing research or other services to them. Except as would not have a Material Adverse Effect, each Acquiror Company is in full compliance with all Laws regarding employment, wages, hours, benefits, equal opportunity, collective bargaining, the payment of Social Security and other taxes, occupational safety and health and plant closing. No Acquiror Company is liable for the payment of any compensation, damages, taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Laws.

Ngoài khoản 6.15.1, Bên Mua không có nhân viên, các hợp đồng độc lập hay các bên khác cung cấp việc truy tìm hay các dịch vụ khác cho họ. Ngoại trừ các việc gây ảnh hưởng bất lợi trọng yếu, mỗi Bên Mua tuân thủ đầy đủ tất quả luật lệ liên quan đến nhân viên, lương, phụ cấp, giờ giấc làm việc, cơ hội, thanh toán Bảo hiểm anh sinh xã hội và các khoản thuế khác, an toàn nghề nghiệp và sức khỏe. Bên Mua không chịu trách nhiệm cho những khoàn bồi thường, thiệt hại, thuế, phạt hay các khoản khác do việc không tuân thủ về luật khi nhân viên nghỉ việc.

6.15.2

No director, officer or employee of any Acquiror Company is a  party to, or is otherwise bound by, any contract (including any confidentiality, noncompetition or proprietary rights agreement) with any other Person that in any way adversely affects or will materially affect (a) the performance of his or her duties as a director, officer or employee of such Acquiror Company or (b) the ability of such Acquiror Company to conduct its business. Except as set forth on Schedule 6.15.2, each employee of each Acquiror Company is employed on an at-will basis and no Acquiror Company has any contract with any of its employees which would interfere with such Acquiror Company's ability to discharge its employees.

Các thành viên HDQT, Giám Đốc hay nhân viên nào cùa Bên Mua không là chủ thể không tác động đến bất kỳ hợp đồng( bao gồm bất kỳ khoản tuyệt mật, không cạnh tranh hay thỏa thuận quyền ưu tiên) với các bên mà thông qua đó gây ảnh hưởng bất lợi hoặc ảnh hưởng trọng yếu đến(a) hoạt động, hay nhiệm vụ của anh(chi) ta khi thực thi vai trò than viên HDQT, Giám đốc hay nhân viên của Bên Mua hay (b) đến khả năng của Bên Mua trong hoạt động kinh doanh. Ngoài quy định tại khoản 6.15.2, mỗi nhân viên của Bên Mua được thuê trên cơ sở là không có Bên Mua nào có hợp đồng với nhân viên mà nhân viên đó can thiệp vào khả năng chấm dứt việc thuê mướn các nhân viên.

6.16

Tax Returns and Audits.

Khai báo thuế và kiểm toán

6.16.1

Tax Returns. The Acquiror Companies have not filed all material Tax Returns required to be filed by or on behalf of the Acquiror Companies and have not paid all material Taxes of each Acquiror Company required to have been paid (whether or not reflected on any Tax Return). Except as set forth on Schedule 6.16.1, (a) no Governmental Authority in a jurisdiction where an Acquiror Company does not file Tax Returns has made a claim, assertion or threat to such Acquiror Company that such Acquiror Company is or may be subject to taxation by such jurisdiction; (b) there are no Liens with respect to Taxes on any Acquiror Company's property or assets other than Permitted Liens; and (c) there are no Tax rulings, requests for rulings, or closing agreements relating to any Acquiror Company for any period (or portion of a period) that would affect any period after the date hereof.  Acquiror has suffered losses and accordingly, no taxes are due

Khai báo thuế.  Bên mua lưu tất cả các hồ sơ  thuế được yêu cầu cần phải lưu hồ sơ bởi hay thay mặt bên mua và thanh toán toàn bộ các khoản thuế cần thiết cho mỗi bên mua được yêu cầu phải thanh toán ( Bất kể có hay không phát sinh việc kê khai thuế). Ngoài đoạn 6.16.1 (a) Không có cơ quan của chính phủ nào khi thực thi quyền hạn của mình tại nơi mà người mua không khai báo để nộp thuế, yều cầu hay đe dọa đến bất kỳ Bên Mua nào mà Bên Mua phải hay có thể tuân theo các khoản thuế bởi bất cứ quyền hạn pháp lý nào;(b)Không có khoản thế chấp nào cho các khoản thuế từ bất kỳ bất động sản hay tài sản nào của Bên Mua khác với các khoản thế chấp được phép; và(c)không có quyết định về thuế, yêu cầu ra quyết định hay các thỏa thuận đóng có liên quan đến bất kỳ giai đoạn nào trước đó của Bên Mua ( giai đoạn hoặc thời kỳ) có thể gây ảnh hưởng đến giai đoạn sau ngày có hiệu lực của thỏa thuận này. Người mua phải chịu thiệt hại cho các khoản thuế phải nộp.

6.16.2

No Adjustments, Changes. No Acquiror Company nor any other Person on behalf of any Acquiror Company (a) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (b) has agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law.

Không được thay đổi, điều chỉnh. Người mua, hay bất cứ người nào thay mặt Bên Mua không được(a) thực hiện hay tiến hành một thỏa thuận đóng theo điều khoản 7121 của đạo luật hay bất kỳ diễn giải từ bất kỳ điều khoản trước đó bất kỳ các điều khoản tương tự của quốc gia, địa phương hay luật nước ngoài, hoặc(b) thỏa thuận với hay được yêu cầu thực hiện bất cứ điều chỉnh nào theo đoạn 481(a) của đạo luật hay bất kỳ điều luật nào tương tự của Quốc Gia, địa phương hay luật nước ngoài.

6.16.3

No Disputes. There is no pending audit, examination, investigation, dispute, proceeding or claim with respect to any Taxes of the Acquiror Companies, nor is any such claim or dispute pending or contemplated. The Acquiror has delivered to the Company true, correct and complete copies of all Tax Returns, if any, examination reports and statements of deficiencies assessed or asserted against or agreed to by the Acquiror Companies since their inception and any and all correspondence with respect to the foregoing.

Không kiện tụng, tranh chấp. Không có bất kỳ tranh chấp, điều tra, kiểm tra, kiểm toán còn dang dở trước đó hay yêu cầu trên những vấn đề về thuế của Bên Mua, không có bất cứ tranh chấp hay kiện tụng nào còn dang dở hay cần phải xem xét. Bên Mua phải đưa cho Bên Bán sự thật, chính xác và hoàn tất các bản báo cáo thuế, nếu có, các bản điều tra hay các báo cáo đánh giá sự thiếu sót, chống lại hay thỏa thuận tạo ra bởi  Bên Mua khi thành lập và tất cả các giao dịch trước đó.

6.16.4

Not a U.S. Real Property Holding Corporation. The Acquiror is not and has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

Không phải là Công ty mẹ có tài sản tại Hoa Kỳ. Bên mua không phải và không bắt buộc phải là Công ty mẹ có tài sản tại Hoa Kỳ theo nghĩa của đoạn 897(c) (2) của Đạo luật tại bất cứ thời điểm nào trong thời gian áp dụng khoản riêng biệt tại khoản 897(c)(1)(A)(ii) của Đạo luật.

6.16.5

No Tax Allocation, Sharing. The Acquiror is not a party to any Tax allocation or sharing agreement. No Acquiror Company (a) has been a member of a Tax Group filing a consolidated income Tax Return under Section 1501 of the Code (or any similar provision of state, local or foreign law), and (b) has any liability for Taxes for any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor, by contract or otherwise.

Không phân bổ tiền thuế, chia sẻ trách nhiệm. Người mua không phải thanh toán cho bất kỳ khoản thuế hay các thỏa thuận. Người Mua không phải (a) là thành viên của một nhóm phải khai thuế trong bản khai thuế hợp nhất của tập đoàn theo điều khoản 1501 của Đạo luật( hay các điều khoản tương tự luật bang, địa phương hay luật nước ngoài), và(b) chịu trách nhiệm cho những khoản nợ thuế cho bất kỳ bên nào theo điều khoản của luật ngoại hối 1.1502-6( hay các điều khoản tương tự luật bang, địa phương hay luật nước ngoài) là một khoản chuyển giao hay trước đó bởi hợp đồng hay trường hợp khác.

6.16.6

No Other Arrangements. No Acquiror Company is a party to any agreement, contract or arrangement for services that would result, individually or in the aggregate, in the payment of any amount that would not be deductible by reason of Section 162(m), 280G or 404 of the Code. The Acquiror Companies are not "consenting corporations" within the meaning of Section 341(f) of the Code. The Acquiror Companies do not have any "tax-exempt bond financed property" or "tax-exempt use property" within the meaning of Section 168(g) or (h), respectively of the Code. No Acquiror Company has any outstanding closing agreement, ruling request, request for consent to change a method of accounting, subpoena or request for information to or from a Governmental Authority in connection with any Tax matter. During the last two years, none of the Acquiror Companies has engaged in any exchange with a related party (within the meaning of Section 1031(f) of the Code) under which gain realized was not recognized by reason of Section 1031 of the Code. The Company is not a party to any reportable transaction within the meaning of Treasury Regulation Section 1.6011-4.

Không có thỏa thuận khác. Bên Mua không phải là một bên trong bất kỳ thỏa thuận, hợp đồng hay các cam kết về dịch vụ mà kế quả của nó, đứng riêng lẻ, hay gộp chung phải thanh toán cho bất cứ khoản thanh toán nào mà không bị khấu trừ bởinhững  lý do quy định tại khoản 162(m),280G hay 404 của Đạo luật. Bên mua không phải là “ các bên thỏa thuận” trong nghĩa của đoạn 341(f) của Đạo luật. Bên mua không có bất kỳ” Tài sản thuê tài chính miễn thuế “ nào hay” sử dụng tài sàn miễn thuế” theo nghĩa của đoạn 168(g) hay (h) của Đạo luật.Bên mua không có bất cừ thỏa thuận đóng nào còn dang dở, yêu cầu của luật pháp, yêu cầu cho phép thay đổi phương pháp kế toán, triệu tập hay yêu cầu thông tin từ Cơ quan thẩm quyền về thuế đối với những vấn đề về thuế. Trong vòng gần nhất, không có Bên mua nào đã thỏa thuận trong bất cứ việc trao đổi nào liên quan đến bên liên quan( trong nghĩa của đoạn 1031(f) của điều luật) dưới những khoản lợi ích thực hiện không được ghi nhận theo lý do của đoạn 1031 của Đạo luật. Công ty không phải là một bên trong bất kỳ nghiệp vụ nào phải báo cáo trong nghĩa của đoạn 1.6011-4 luật ngân khố.

6.17

Material Assets. The financial statements of the Acquiror set forth in the SEC Documents reflect the material properties and assets (real and personal) owned or leased by each Acquiror Company.

Các tài sản chính. Các báo cáo tài chính của Bên Mua nêu ra trong hồ sơ UBCK Hoa Kỳ phản ánh các tài sản chính (thực và cá nhân) sở hữu hay thuê của mỗi Bên Mua.

6.18

Insurance Coverage. The Acquiror has made available to the Company, prior to the date of this Agreement, true, correct and complete copies of any insurance policies maintained by each Acquiror Company on its properties and assets. Except as would not have a Material Adverse Effect, all of such policies (a) taken together, provide adequate insurance coverage for the properties, assets and operations of each Acquiror Company for all risks normally insured against by a Person carrying on the same business as such Acquiror Company, and (b) are sufficient for compliance with all applicable Laws and Material Acquiror Contracts. Except as would not have a Material Adverse Effect, all of such policies are valid, outstanding and in full force and effect and, by their express terms, will continue in full force and effect following the consummation of the transactions contemplated by this Agreement. Except as set forth on Schedule 6.18, no Acquiror Company has received (a) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (b) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations thereunder. All premiums due on such insurance policies on or prior to the date hereof have been paid. There are no pending claims with respect to any Acquiror Company or its properties or assets under any such insurance policies, and there are no claims as to which the insurers have notified any Acquiror Company that they intend to deny liability. There is no existing default under any such insurance policies.

Bảo hiểm. Bên Mua thực hiện khả năng đối với Công ty, trước ngày hiệu lực của thỏa thuận này các chính sách bảo hiểm một cách trung thực, đầy đủ, chính xác được duy trì bởi mỗi bên mua cho những tất cả những tài sản của mình.Ngoại trừ những điều gây ảnh hưởng ngược lại, tất cả các chính sách bảo hiểm (a) cùng nhau, cung cấp những phạm vi bảo hiểm cho các  tài sản và các hoạt động của mỗi Bên Mua cho tất cả những rủi ro thông thưởng được bảo hiểm đối với Bên đang hoạt động trong cùng ngành kinh doanh với Công ty, và(b) tuân thủ đầu đủ những điều luật áp dụng và những hợp đồng chính của Bên Mua. Ngoại trừ những điều gây ảnh hưởng ngược lại, tất cả các chính sách còn hiệu lực, đang thực hiện và đầy đủ hiệu lực thi hành bởi chúng sẽ tiếp tục còn đầy đủ hiệu lực cho những nghiệp vụ phát sinh bởi thỏa thuận này. Ngoài việc đã nêu tại đoạn 6.18, không Bên Mua nào nhận (a) bất cứ việc từ trối nào của phạm vi hay bất kỳ thông báo nào mà việc chống lại sẽ đủ khả năng với việc giữ lại các quyền lợi., hay(b) bất kỳ thông báo thay đổi hay bất cứ chỉ định nào mà bất kỳ chính sách bảo hiểm nào không còn đủ hiệu lực hay sẽ không được gia hạn hay người phát hành chính sách sẽ không sẵn sàng hay không thể thực hiện nghĩa . Tất cả phí bảo hiểm cho chính sách bảo hiểm trong, hay trước ngày ký đã thanh toán. Không có bất kỳ khoản yêu cầu bồi thường nào chưa thực hiện đối với Bên Mua hay các tài sản của họ theo những chính sách bảo hiểm, không có bất cứ khoản yêu cầu bồi thường nào đối với vấn đề mà người bảo hiểm thông báo cho bất kỳ Người Mua nào mà họ có ý địng từ trối trách nhiệm. Không có sự từ chối thang toán nào đang hiện hữu theo những chính sách bảo hiểm.

6.19

Litigation; Orders. Except as set forth on Schedule 6.19, there is no Proceeding (whether federal, state, local or foreign) pending or, to the knowledge of the Acquiror, threatened against or affecting any Acquiror Company or any Acquiror Company's properties, assets, business or employees. To the knowledge of the Acquiror, there is no fact that might result in or form the basis for any such Proceeding. No Acquiror Company is subject to any Orders.

Kiện tụng; Tranh chấp. Ngoài điều được nêu tại đoạn 6.19,không có việc kiện tụng nào đang chờ xử lý( dù là liên bang, tiểu bang, địa phương hay nước ngoài), theo sự hiểu biết  của người Mua, đe dọa hay đang ảnh hưởng đến Người Mua hay bất cứ tài sản, công việc kinh doanh hay nhân viên của người mua. Theo sự hiểu biết của Bên Mua, không có bất cứ sự việc nào có thể gây ra hay phải phát sinh  cơ sở cho các vụ kiện về luật pháp.

6.20

Licenses. Except as would not have a Material Adverse Effect, each Acquiror Company possesses from the appropriate Governmental Authority all licenses, permits, authorizations, approvals, franchises and rights that are necessary for such Acquiror Company to engage in its business as currently conducted and to permit such Acquiror Company to own and use its properties and assets in the manner in which it currently owns and uses such properties and assets (collectively, "Acquiror Permits"). No Acquiror Company has received notice from any Governmental Authority or other Person that there is lacking any license, permit, authorization, approval, franchise or right necessary for such Acquiror Company to engage in its business as currently conducted and to permit such Acquiror Company to own and use its properties and assets in the manner in which it currently owns and uses such properties and assets. Except as would not have a Material Adverse Effect, the Acquiror Permits are valid and in full force and effect. Except as would not have a Material Adverse Effect, no event has occurred or circumstance exists that may (with or without notice or lapse of time): (a) constitute or result, directly or indirectly, in a violation of or a failure to comply with any Acquiror Permit; or (b) result, directly or indirectly, in the revocation, withdrawal, suspension, cancellation or termination of, or any modification to, any Acquiror Permit. No Acquiror Company has received notice from any Governmental Authority or any other Person regarding: (a) any actual, alleged, possible or potential contravention of any Acquiror Permit; or (b) any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to, any Acquiror Permit. All applications required to have been filed for the renewal of such Company Permits have been duly filed on a timely basis with the appropriate Persons, and all other filings required to have been made with respect to such  Acquiror Permits have been duly made on a timely basis with the appropriate Persons. All Acquiror Permits are renewable by their terms or in the ordinary course of business without the need to comply with any special qualification procedures or to pay any amounts other than routine fees or similar charges, all of which have, to the extent due, been duly paid.

Giấy phép. Ngoại trừ nếu  không gây ảnh hưởng bất lợi, mỗi Bên Mua sở hữu tất cả các giấy phép, thương quyền, hay các quyền  cần thiết của mình để thực hiện công việc kinh doanh thông thường và cho phép Bên Mua sở hữu và sử dụng tài sản của mình theo mục đích mà trong đó Bên Mua hiện tại Bên Mua đang sở hữu và sử dụng( Nói chung,”cho phép của người Mua”. Không có Bên Mua nào nhận thông báo từ các cơ quan hữu quan chính phủ hay người khác do thiếu bất kỳ các giấy phép, thương quyền, hay các quyền  cần thiết của mình để thực hiện công việc kinh doanh thông thường và cho phép Bên Mua sở hữu và sử dụng tài sản của mình theo mục đích mà trong đó Bên Mua hiện tại Bên Mua đang sở hữu và sử dụng. Ngoại trừ điều không gây ảnh hưởng bất lợi , ,”cho phép của người Mua” có đầy đủ hiệu lực thi hành.Nếu không gay ra ảnh hưởng bất lợi, không có sự kiện nào đã  phát sinh hay sự kiện đang tồn tại có thể(có hay không có thông báo hay hết hiệu lực):(a) tạo thành hay gây nên kết quả trực tiếp hay gián tiếp từ việc vi phạm pháp luật hay vi phạm bất cứ “ Được phép của người Mua”;hay(b)kết quả trực tiếp hay gián tiếp từ việc thu hồi, rút lại, hoãn lại, chờ đợi hay hết hạn của , hay bất cứ điều chỉnh nào của “ Được phép của Bên Mua”. Không có Bên Mua nào nhận được thông báo từ bất kỳ Cơ Quan thẩm quyền nào hay bất cứ cá nhân thẩm quyền nào liên quán đến:(a) bất kỳ hành động bất hợp pháp dù là dạng tiềm năng, tin đồn, có thể hay sự thật của “ Quyền của Bên Mua”.(b) bất kỳ hành động bất hợp pháp dù là dạng tiềm năng, tin đồn, có thể hay sự thật của  từ việc thu hồi, rút lại, hoãn lại, chờ đợi hay hết hạn của , hay bất cứ điều chỉnh nào của “ Được phép của Bên Mua”. Tất cả tài liệu cần thiết cần cung cấp cho việc gia hạn, điều chỉnh tài liệu cũ của “ Được phép Bên Mua” đã được nộp đúng  theo thời gian quy định cho các bên liên quan và tất cả các tài liệu cần thiết khác đã được thực hiện đúng đắn theo khía cạnh của “ Được Phép Của Bên Mau” đã được thực hiện đúng đắn theo hạn định cho Bên Liên Quan. Tất cả “ Được Phép Bên Mua” có thể điều chỉnh bởi các điều khoản hay trong hoạt động kinh doanh thông thường mà không cần thiết phải tuân theo những thủ tục riêng lẻ phải thanh toán bất cứ khoản chi phí nào khác với chi phí thông thường hay trao đổi thông thường, tất cả những điều đó đã thực hiện và thanh toán đúng hạn.

6.21

Interested Party Transactions. Except as disclosed in Schedule 6.21, no officer, director or stockholder of any Acquiror Company or any Affiliate or "associate" (as such term is defined in Rule 405 of the Commission under the Securities Act) of any such Person, has or has had, either directly or indirectly, (1) an interest in any Person which (a) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by any Acquiror Company, or (b) purchases from or sells or furnishes to, or proposes to purchase from, sell to or furnish any Acquiror Company any goods or services; or (2) a beneficial interest in any contract or agreement to which any Acquiror Company is a party or by which it may be bound or affected.

Các nghiệp vụ phát về lợi ích của các bên. Ngoài điều 6.21, không có bất kỳ Giám Đốc, thành viên HDQT hay chủ sở hữu của Bên Mua hay các Bên liên quan ( Như định nghĩa tại điều luật 405 của Ủy ban về luật chứng khoán) của bất kỳ cá nhân, có hay đã có trực tiếp hay gián tiếp đến,(1) lợi ích của các bên mà(a) cung cấp hay bán dịch vụ hay sản phẩm mà sản phẩm, dịch vụ này được cung cấp hay được bán hay được đề nghị bán hay cung cấp bởi Bên Mua, hay(b) mua từ hay bán, cung cấp hay đề nghị mua từ, bán hay cung cấp cho Bên Mua bất kỳ hàng hóa hay dịch vụ; hay(2) các khoản lợi ích trong các hợp đồng, thỏa thuận mà Bên Mua là đối tác hay Bên Mua có thể gây ảnh hưởng hay tác động đến.

6.22

Governmental Inquiries. The Acquiror has provided to the Company a copy of each material written inspection report, questionnaire, inquiry, demand or request for information received by any Acquiror Company from any Governmental Authority, and the applicable Acquiror Company's response thereto, and each material written statement, report or other document filed by any Acquiror Company with any Governmental Authority, except for those available on the Securities and Exchange Commission EDGAR database.

Các yêu cầu về luật pháp. Bên Mua đã cung cấp cho Công ty các bản báo cáo điều tra trọng yếu bằng văn bản, các câu hỏi, yêu cầu cung cấp thông tin mà Bên Mua đã nhận từ các Cơ Quan chức năng , và các trả lời của Bên Mua sau đó, tất cả các báo cáo, tài liệu bằng giấy tờ đã được Bên Mua nộp cho các Cơ quan chức năng, ngoài các dữ liệu theo yêu cầu của Ủy Ban Chứng khoán EDGAR.

6.23

Bank Accounts and Safe Deposit Boxes. Schedule 6.23 discloses the title and number of each bank or other deposit or financial account, and each lock box and safety deposit box used by each Acquiror Company, the financial institution at which that account or box is maintained and the names of the persons authorized to draw against the account or otherwise have access to the account or box, as the case may be.

 Tài khoản Ngân hàng và hộp thư an toàn. Điều 6.23 công bố tên và số hiệu của từng ngân hàng hay khoản tiền gửi hay tài khoản tài chính và từng hộp thư an toàn được sử dụng bởi Bên Mua, mỗi tổ chức tài chính tại các tài khoản hay hộp thư an toàn được duy trì và tên của người được ủy quyền để rút tài khoản hay các trường hợp khác cần truy xuất tài khoản, hộp thư an toàn khi cần thiết.

6.24

Intellectual Property. No Acquiror Company owns, uses or licenses any Intellectual Property in its business as presently conducted, except as set forth in the SEC Documents.

Tài sản trí tuệ. Không có Bên Mua nào sở hữu, sử dụng hay được phép sử dụng bất kỳ tài sản trí tuệ nào trong kinh doanh theo hướng dẫn đã trình bày ngoài điều đã nêu trong tài liệu SEC

6.25

Title to and Condition of Properties. Except as would not have a Material Adverse Effect, each Acquiror Company owns (with good and marketable title in the case of real property) or holds under valid leases or other rights to use all real property, plants, machinery, equipment and other personal property necessary for the conduct of its business as presently conducted, free and clear of all Liens, except Permitted Liens. The material buildings, plants, machinery and equipment necessary for the conduct of the business of each Acquiror Company as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

Tên và điều kiện của tài sản. Ngoại trừ nếu không gây ảnh hưởng bất lợi, mỗi Bên Mua sở hữu ( với tên gọi tốt và mang  tính thị trường trong trường hợp của tài sản thực sự) hay nắm giữ các khoản thuê còn hiệu lực hay các quyền sử dụng tài sản, nhà máy, máy móc, công cụ và các quyền tài sản cá nhân khác cần thiết phải tuân theo cho hoạt động kinh doanh theo như đã trình bày một cách không hạn chế và rõ rang cho tất cả các cam kết, ngoại trừ các cam kết được phép.

6.26

SEC Documents; Financial Statements. Except as set forth on Schedule 6.26, the Acquiror has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the  three years preceding the date hereof (or such shorter period as the Acquiror was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents") and, while not having filed all such SEC Documents prior to the expiration of any extension(s), is nevertheless current with respect to its Exchange Act filing requirements. As of their respective dates, the SEC Documents complied in all material  respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Acquiror is a party or to which the property or assets of the Acquiror are subject have been appropriately filed as exhibits to the SEC Documents as and to the extent required under the Exchange Act. The financial statements of the Acquiror included in the SEC Documents comply in all material respects with applicable accounting requirement and the rules and regulations of the Commission with respect thereto as in effect at the time of filing, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of unaudited statements as permitted by Form 10-Q of the Commission), and fairly present in all material respects (subject in the case of unaudited statements, to normal, recurring audit adjustments) the financial position of the Acquiror as at the dates thereof and the results of its operations and cash flows for the periods then ended. The Acquiror's Common Stock is listed on the OTC Bulletin Board, under the symbol ESVC and the Acquiror is not aware of any facts which would make the Acquiror's Common Stock ineligible for quotation on the OTC Bulletin Board.

Tài Liệu SEC.Các báo cáo tài chính. Ngoài điểm nêu tại điều 6.26,Bên Mua đã nộp các báo cáo cần thiết theo yêu cầu của Luật chứng khoán, bao gồm cả việc tuân theo quy định của đoạn 13(a) hay 15(d) nêu trên, cho giai đoạn ba năm trước ngày này( hay giai đoạn ngắn hơn khi Bên Mua bi yêu cầu theo Luật pháp phải nộp những tài liệu quan trọng)(việc từ bỏ tài liệu cần tập hợp được tham chiếu ỏ trên theo “ Tài liệu SEC”) và , khi không không phải nộp tất cả  hồ sơ theo tài liệu SEC trước ngày hết hiệu lực của bất kỳ việc gia hạn, nhưng hiện tại theo những yêu cầu cần phải có của luật chứng khoán. Kể từ khi những tài liệu SEC được tuân thủ trên những khía cạnh trọng yếu với yêu cầu của Luật chứng khoán về luật, quy định của Ủy ban được công bố dưới đây, và không có tài SEC nào khi báo cáo, chứ đựng các báo cáo sai sự thật nhựng điều trọng yếu hay bỏ sót tình trạng của sự thất trọng yếu cần thiết cần báo cáo hay cần thiết để lập báo cáo sau đó, trong việc xem xét những tình huống đó thực hiện, không gây hiểu nhầm. Tất cả những thỏa thuận trọng yếu mà Bên Mua tham gia với tư cách là chủ thể hay các tài sản của Bên Mua là một phần của giao địch phải báo cáo công khai theo Tài liệu SEC là phạm vi của các yêu cầu của luật chứng khoán. Các báo cáo tài chính của Bên Mua bao gồm trong tài liệu SEC yêu cầu trên các khía cạnh trọng yếu phải tuân thủ theo các yêu cầu của nguyên tắc kế toán áp dụng và các luật lệ, quy định của Ủy ban mà nó phải tuân theo tại thời điểm hiệu lực khi nộp báo cáo, chúng được lập theo nguyên tắc kế toán chúng được thừa nhận và áp dụng nhất quán trong suoa61t thời gian áp dụng( ngoại trừ có thể được làm rõ trong phần thuyết minh bổ sung, hay trong trường hợp các báo cáo Tài chính chưa kiểm toán theo sự cho phép của biểu mẫu 10-Q của Ủy Ban), và được trình bày hợp lý trên mọi khía cạng trọng yếu ( trong trường hợp báo cáo chưa kiểm toán, thông thường và các điều chỉnh thông thường của Kiểm toán), tình hình tài chính, lưu chuyển tiền tệ và kết quả hoạt động kinh doanh cho giai đoạn kết thúc tại ngày báo cáo tài chính. Cổ phiếu phổ thông của Bên Mua được niêm yết trên thị trường OTCBB dưới mã ESVC và Bên Mua không biết bất kỳ sự việc nào mà làm cho cổ phiếu phổ thông của Bên Mua không hợp lệ để chào bán theo OTCBB.

6.27

Stock Option Plans; Employee Benefits.

Kế hoạch quyền lựa chọn cổ phiếu; Lợi ích nhân viên

6.27.1

Set forth on Schedule 6.27.1 is a complete list of all stock option plans providing for the grant by the Acquiror of stock options to directors, officers or employees. Except as disclosed on Schedule 6.27.1, all such stock option plans are Approved Plans.

Qui định tại khoản 6.27.1 là bảng liệt kê đầy đủ tất cả kế hoạch về quyền mua chứng khoán sẽ áp dụnng bởi Bên Mua cho Tất cả thành viên HDQT, các Giám đốc hay nhân viên. Ngoại trừ việc công bó tại đoạn 6.27.1, tất cả kế hoạch về quyền mua cổ phiếu đã được phê duyệt.

6.27.2

None of the Acquiror Companies has any employee benefit plans or arrangements covering their present and former employees or providing benefits to such persons in respect of services provided such Acquiror Company.

Các Bên Mua không cón bất kỳ các kế hoạch hay thỏa thuận lợi ích nào bao quát cho nhân viên hiện tại và trước đó hay cung cấp các lợi ícj cho các cá nhân theo các điều khoản về các công việc mà họ đã phục vụ Bên Mua.

6.27.3

Neither the consummation of the transactions contemplated hereby alone, nor in combination with another event, with respect to each director, officer, employee and consultant of the Acquiror, will result in (a) any payment (including, without limitation, severance, unemployment compensation or bonus payments) becoming due from the Acquiror, (b) any increase in the amount of compensation or benefits payable to any such individual or (c) any acceleration of the vesting or timing of payment of compensation payable to any such individual. No agreement, arrangement or other contract of the Acquiror provides benefits or payments contingent upon, triggered by, or increased as a result of a change in the ownership or effective control of the Acquiror.

Việc thực thi các sự việc phát sinh nào một cách riêng biệt ,hay kết hợp với với sự việc khác, cùng với mỗi thành viên HDQT, Giám đốc, nhân viên hay nhà tư vấn của Bên Mua sẽ không phát sinh (a) các khoản thanh toán( bao gồm, không giới hạn, các khoản trợ cấp hay khoản thưởng cho việc hết hạn hợp đồng lao động) từ Bên Mua,(b) các khoản phát sinh về tiền lương, bồi thường hay lợi ích phải trả cho các cá nhân hay(c) các khoản cộng gộp lại từ việc giao quyền hay thời gian của việc thanh toán các khoản lương phải trả cho cá nhân. Không có thỏa thuận hay hợp đồng khác của Bên Mua cung cấp lợi ích hay thanh toán các khoản nợ tiềm tang gaa6y ra bởi hay gia tăng như là kết quả của việc thay đổi chủ sở hữu hay việc kiểm soát có hiệu lực của Bên Mua.

6.28

Environmental and Safety Matters. Except as set forth on Schedule 6.28 or in the SEC Documents and except as would not have a Material Adverse Effect:

Vấn đề an toàn và môi trường. Ngoài khoản nêu tại điều 6.28 hay trong các tài liệu SEC và ngoại trừ các điều khoản gây ảnh hưởng bất lợi

6.28.1

Each Acquiror Company has at all time been and is in compliance with all Environmental Laws applicable to such Acquiror Company.

Mỗi Bên Mua có toàn thời gian thực hiện đầy đủ việc áo dụng luật về môi trường cho mình.

6.28.2

There are no Proceedings pending or threatened against any Acquiror Company alleging the violation of any Environmental Law or Environmental Permit applicable to such Acquiror Company or alleging that the Acquiror is a potentially responsible party for any environmental site contamination.

Không còn tồn tại vụ kiện tụng hay đe dọa nào đối với bất kỳ Bên Mua nàocông bố do các vi phạm về môi trường hay các giấy phép về môi trường áp dụng cho Bên Mua hay các công bố mà Bên Mua có khả năng phát sinh trách nhiệm cho bất cứ việc làm ô nhiễm môi trường gây ra.

6.28.3

Neither this Agreement nor the consummation of the transactions contemplated by this Agreement shall impose any obligations to notify or obtain the consent of any Governmental Authority or third Persons under any Environmental Laws applicable to any Acquiror Company.

Thỏa thuận này cũng như việc thực thi  sự việc nào phát sinh bởi thỏa thuận này không  phải chịu trách nhiệm cho các nghĩa vụ đối với  thông báo  hay nhận sự cho phép của Cơ quan chức năng hay bên thứ 3 thao các điều luật về môi trường mà Bên Mua đang áp dụng.

6.29

Money Laundering Laws. The operations of the Acquiror Companies are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all U.S. and non-U.S. jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the "Money Laundering Laws") and no Proceeding involving any Acquiror Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Acquiror, threatened.

Luật rửa tiền. các hoạt động của Bên Mua tuân thủ toàn bộ theo hướng dẫn về việc ghi sổ và yêu cầu về báo cáo cho các giao dịch về tiền tệ theo đọa luật 1970 và các khoản điều chỉnh,theo sự hiểu biết của Bên Mua, không có vụ kiện tụng náo liến quan đến hoạt động của Bên Mua theo luật rửa tiền còn dang đở, hay đe dọa

6.30

Board Recommendation. The Acquiror Board, at a meeting duly called and held, has determined that this Agreement and the transactions contemplated by this Agreement are advisable and in the best interests of the Acquiror's stockholders and has duly authorized this Agreement and the transactions contemplated by this Agreement.

Yêu Cầu. Hội đồng Bên Mua, theo như tên gọi, xác địng rằng thỏa thuận này và các sự việc thực thi phát sinh bởi thỏa thuận này là thích hợp và là lợi ích tốt nhất của các chủ sở hữu của Bên Mua và có toàn quyền cho thỏa thuận này cũng như các giao dịch phát sinh từ hợp đồng này.

SECTION VII

COVENANTS OF THE COMPANY AND THE SHAREHOLDERS

ĐIỀU KHOẢN CỦA CÔNG TY VÀ CÁC CỔ ĐÔNG

7.1

Access and Investigation. Between the date of this Agreement and the Closing Date, the Company will, and will cause each Company Subsidiary to, (a) afford the Acquiror and its agents, advisors and attorneys during normal business hours, full and free access to Company's personnel, properties, contracts, books and records, and other documents and data, (b) furnish the Acquiror and its agents, advisors and attorneys with copies of all such contracts, books and records, and other existing documents and data as the Acquiror may reasonably request, and (c) furnish the Acquiror and its agents, advisors and attorneys with such additional financial, operating, and other data and information as the Acquiror may reasonably request.

Quyền Tiếp Cận và Điều Tra Thông Tin. Tính từ ngày ký kết Hợp Đồng này đến Ngày Đóng, Công Ty sẽ, và cũng sẽ bảo đảm rằng từng Công Ty Con Của Công Ty sẽ, (a) cung cấp cho Bên Mua cùng những đại diện, nhà tư vấn và luật sư của họ quyền tiếp cận đầy đủ và miễn phí đến những tài liệu về nhân sự, tài sản, hợp đồng, sổ sách và ghi chép cùng những tài liệu và dữ liệu khác của Công Ty trong những giờ hành chính thông thường, (b) cung cấp cho Bên Mua cùng những đại diện, nhà tư vấn và luật sư của họ bản sao của tất cả những hợp đồng, số sách và ghi chép cùng những tài liệu và dữ liệu hiện hành khác mà Bên Mua có thể yêu cầu một cách hợp lý, và (c) cung cấp thêm cho Bên Mua cùng những đại diện, nhà tư vấn và luật sư của họ các thông tin và dữ liệu về tài chính, hoạt động cùng những thông tin khác mà Bên Mua có thể yêu cầu một cách hợp lý.

7.2

Operation of the Business of the Company.

Hoạt Động Kinh Doanh của Công Ty.

7.2.1

Between the date of this Agreement and the Closing Date, the Company will, and will cause each Company Subsidiary to:

Tính từ ngày ký kết Hợp Đồng này đến Ngày Đóng, Công Ty sẽ, và cũng sẽ bảo đảm rằng từng Công Ty Con Của Công Ty sẽ:

(a) conduct its business only in the ordinary course of business;

chỉ hoạt động kinh doanh trong những lĩnh vực kinh doanh thông thường của mình

(b) use its best efforts to preserve intact its current business organization and business relationships, including, without limitation, relationships with suppliers, customers, landlords, creditors, officers, employees and agents; and

cố gắng hết sức để bảo vệ nguyên vẹn tổ chức kinh doanh cũng như những mối quan hệ kinh doanh đương thời, bao gồm nhưng không giới hạn bởi những quan hệ với các nhà cung ứng, các khách hàng, chú đất, chủ nợ, các cán bộ, nhân viên và đại lý của mình; và

(c) otherwise report periodically to the Acquiror concerning the status of its business, operations, and finances.

lập những báo cáo định kỳ khác về tình trạng hoạt động, kinh doanh và tài chính của mình để gửi đến Bên Mua

7.3

No Transfers of Capital Stock.

Không được chuyển nhượng Vốn Cổ Phần.

7.3.1

Between the date of this Agreement and the Closing Date, the Shareholders shall not assign, transfer, mortgage, pledge or otherwise dispose of any or all of the Shares (or any interest therein) or grant any Person the option or right to acquire such Shares (or any interest therein).

Tính từ ngày ký kết Hợp Đồng này đến Ngày Đóng, Cổ Đông không được nhượng lại, chuyển nhượng, cầm cố, thế chấp hay bất cứ hình thức san nhượng nào khác bất cứ hay tất cả các Cổ Phần (hay bất cứ lợi ích trong đó), hoặc không được cho bất cứ Pháp Nhân nào quyền mua những Cổ Phần đó (hay lợi ích trong đó).

7.3.2

Between the date of this Agreement and the Closing Date, the Company shall not, and shall cause each Company Subsidiary not to, assign, transfer, mortgage, pledge or otherwise dispose of any or all of the capital stock of any Acquired Company (or any interest therein) or grant any Person the option or right to acquire the capital stock of any Acquired Company (or any interest therein).

Tính từ ngày ký kết Hợp Đồng này đến Ngày Đóng, Công Ty không được, và cũng phải đảm bảo rằng từng Công Ty Con của Công Ty không được, chuyển nhượng, cầm cố, thế chấp hay bất cứ hình thức san nhượng nào bất cứ hay tất cả các vốn cổ phần của bất cứ Công Ty Được Mua nào (hay bất cứ lợi ích nào trong đó), hoặc không được cho bất cứ Pháp Nhân nào quyền mua những vốn cổ phần của bất cứ Công Ty Được Mua nào (hay lợi ích trong đó).

7.4

Required Filings and Approvals.

Những Hồ Sơ và Ý Kiến Cho Phép Cần Thiết

7.4.1

As promptly as practicable after the date of this Agreement, the Company will, and will cause each Company Subsidiary to, make all filings required to be made by it in order to consummate the transactions contemplated by this Agreement, if applicable. Between the date of this Agreement and the Closing Date, the Company will, and will cause each Company Subsidiary to, (a) cooperate with the Acquiror with respect to all filings that the Acquiror elects to make or is required to make in connection with the transactions contemplated by this Agreement, and (b) cooperate with the Acquiror in obtaining any consents or approvals required to be obtained by the Acquiror in connection herewith.

Nhanh nhất có thể ngay sau ngày ký kết Hợp Đồng, Công Ty sẽ, và cũng sẽ bảo đảm rằng từng Công Ty Con của Công Ty sẽ, hoàn tất tất cả các hồ sơ được yêu cầu nhằm hoàn thành những giao dịch được đề cập trong Hợp Đồng, nếu có thể.  Tính từ ngày ký kết Hợp Đồng này đến Ngày Đóng, Công Ty sẽ, và cũng sẽ bảo đảm rằng từng Công Ty Con của Công Ty sẽ, (a) hợp tác cùng với Bên Mua về việc hoàn tất tất cả hồ sơ mà Bên Mua lựa chọn hay được yêu cầu làm liên quan tới những giao dịch được đề cập trong Hợp Đồng này, và (b) hợp tác cùng với Bên Mua trong việc xin ý kiến cho phép và giấy phép được yêu cầu và có liên quan.

7.4.2

Deliberately Deleted

7.5

Notification. Between the date of this Agreement and the Closing Date, the Company and the Shareholders will promptly notify the Acquiror in writing if the Company, the Shareholders or any Company Subsidiary becomes aware of any fact or condition that causes or constitutes a breach of any of the representations and warranties of the Company or the Shareholders, as the case may be, as of the date of this Agreement, or if the Company, any Shareholder or any Company Subsidiary becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules to this Agreement if the Schedules to the Agreement were dated the date of the occurrence or discovery of any such fact or condition, the Company or the Shareholders, as the case may be, will promptly deliver to the Acquiror a supplement to the Schedules to the Agreement specifying such change; provided, however, that such delivery shall not materially adversely affect any rights of the Acquiror set forth herein, including the right of the Acquiror to seek a remedy in damages for losses incurred as a result of such supplemented disclosure. During the same period, the Company and the Shareholders will, and will cause each Company Subsidiary to, promptly notify the Acquiror of the occurrence of any breach of any covenant of the Company or the Shareholders in this Section 7 or of the occurrence of any event that may make the satisfaction of the conditions in Section 9 impossible or unlikely.

Thông báo. Tính từ ngày ký kết Hợp Đồng này đến Ngày Đóng, Công Ty và các Cổ Đông sẽ có thông báo bằng văn bản đến Bên Mua ngay khi Công Ty, các Cổ Đông hay bất cứ Công Ty Con của Công Ty nào nhận thấy bất cứ điều gì hay tình huống nào gây ra hay dẫn đến việc vi phạm bất cứ giải trình hay bảo lãnh nào của Công Ty hay các Cổ Đông, như trường hợp có thể xảy ra, vào ngày Hợp Đồng được ký kết, nếu Công Ty, các Cổ Đông hay bất cứ Công Ty Con của Công Ty nhận thấy bất cứ những điều, tình huống (vi phạm) xảy ra như vậy, sau ngày ký kết Hợp Đồng dẫn đến hay gây ra việc vi phạm giải trình hay bảo lãnh (ngoại trừ trường hợp được đề cập trong Hợp Đồng này), nếu những giải trình hay bảo lãnh đó được diễn ra vào thời gian mà những điều hay tình huống (vi phạm) đó xảy ra, hay được phát hiện. Nếu những điều hay tình huống (vi phạm) trên đòi hỏi bất kỳ sự thay đổi nào trong Bảng Biểu cho Hợp Đồng này trong trường hợp những Bảng Biểu cho Hợp Đồng được làm ra vào ngày những điều hay tình huống (vi phạm) đó xảy ra hoặc được phát hiện, Công Ty hay các Cổ Đông, (trường hợp này có thể xảy ra) ngay lập tức sẽ cung cấp phần bổ sung cho Bảng Biểu Hợp Đồng đến Bên Mua đồng thời chỉ rõ những thay đổi đó; miễn là những cung cấp đó không ảnh hưởng lớn và đi ngược lại đến bất cứ quyền nào của Bên Mua được nói đến ở đây, bao gồm quyền của Bên Mua được tìm kiếm một phương thức bồi thường cho những thiệt hại xảy ra từ việc cung cấp những bổ sung như vậy. Trong cùng khoảng thời gian đó, Công Ty và các Cổ Đông sẽ, (và cũng sẽ) bảo đảm rằng những Công Ty Con của Công Ty sẽ thông báo ngay đến Bên Mua về sự xảy ra bất cứ vi phạm điều khoản nào trong Mục 7 bởi Công Ty hay bởi các Cổ Đông về sự xảy ra của bất cứ sự kiện nào có thể dẫn tới việc đáp ứng những điều kiện trong Mục 9 là bất khả thi hay ít có thể xảy ra.

Closing Conditions. Between the date of this Agreement and the Closing Date, each of the Company and the Shareholders will use its commercially reasonable efforts to cause the conditions in Section 9 to be satisfied. Điều kiện đóng. Tính từ ngày ký kết Hợp Đồng này đến Ngày Đóng, các bên, Công Ty và Cổ Đông sẽ dùng những nỗ lực hợp lý của mình để thỏa mãn những điều khoản trong Mục 9.

7.6

Additional Issuance. The Company and the Shareholders agree that from the date of the Closing through the first anniversary of the Closing, that it will not cause the Acquiror to issue any shares of the Acquiror’s common stock for no or nominal consideration.

Điều khoản cộng them, Công ty và các cổ đông đồng ý rằng kể từ ngày đóng cho đến ngày như vậy năm sau, sẽ không có gây ra cho người mua một sự phát hành cổ phiếu hoặc bất kỳ một sự cân nhắc nào.

SECTION VIII

COVENANTS OF THE ACQUIROR

ĐIỀU KHOẢN CỦA BÊN MUA

8.1

Access and Investigation. Between the date of this Agreement and the Closing Date, the Acquiror will, and will cause each of the Acquiror Subsidiaries to, (a) afford the Company and its agents, advisors and attorneys during normal business hours full and free access to each Acquiror Company's personnel, properties, contracts, books and records, and other documents and data, (b) furnish the Company and its agents, advisors and attorneys with copies of all such contracts, books and records, and other existing documents and data as the Company may reasonably request, and (c) furnish the Company and its agents, advisors and attorneys with such additional financial, operating, and other data and information as the Company may reasonably request.

Quyền Tiếp Cận và Điều Tra Thông Tin. Tính từ ngày ký kết Hợp Đồng này đến Ngày Đóng, Bên Mua sẽ, (và cũng sẽ) bảo đảm rằng từng Công Ty Con của Bên Mua sẽ, (a) cung cấp cho Công Ty cùng những đại diện, nhà tư vấn và luật sư của họ quyền tiếp cận đầy đủ và miễn phí đến những tài liệu về nhân sự, tài sản, hợp đồng, sổ sách và ghi chép cùng những tài liệu và dữ liệu khác của Công Ty Mua trong những giờ hành chính thông thường, (b) cung cấp cho Công Ty cùng những đại diện, nhà tư vấn và luật sư của họ bản sao của tất cả những hợp đồng, số sách và ghi chép cùng những tài liệu và dữ liệu hiện hành khác mà Công Ty có thể yêu cầu một cách hợp lý, và (c) cung cấp thêm cho Công Ty cùng những đại diện, nhà tư vấn và luật sư của họ các thông tin và dữ liệu về tài chính, hoạt động cùng những thông tin khác mà Công Ty có thể yêu cầu một cách hợp lý.

8.2

Operation of the Business of the Acquiror. Between the date of this Agreement and the Closing Date, the Acquiror will, and will cause each of the Acquiror Subsidiaries to:

Hoạt Động Kinh Doanh của Bên Mua. Tính từ ngày ký kết Hợp Đồng này đến Ngày Đóng, Bên Mua sẽ, và cũng sẽ bảo đảm rằng từng Công Ty Con của Bên Mua sẽ:

8.2.1

conduct its business only in the ordinary course of business;

chỉ hoạt động kinh doanh trong những lĩnh vực kinh doanh thông thường của mình

8.2.2

use its best efforts to preserve intact the current business organization and business relationships, including, without limitation, relationships with suppliers, customers, landlords, creditors, officers, employees and agents;

cố gắng hết sức để bảo vệ nguyên vẹn tổ chức kinh doanh cũng như những mối quan hệ kinh doanh đương thời, bao gồm nhưng không giới hạn bởi những quan hệ với các nhà cung ứng, các khách hàng, chú đất, chủ nợ, các cán bộ, nhân viên và đại lý của mình.

8.2.3

obtain the prior written consent of the Company prior to taking any action of the type specified in Section 6.13 or entering into any Material Acquiror Contract;

đạt được thỏa thuận bằng văn bản của Công Ty trước khi có bất cứ động thái nào được đề cập trong Phần 6.13 hoặc ký kết bất cứ Hợp Đồng Mua Trọng Yếu nào.

8.2.4

confer with the Company concerning operational matters of a material nature; and

hội nghị với Công Ty về những vấn đề liên quan tới những việc hoạt động quan trọng

8.2.5

otherwise report periodically to the Company concerning the status of its business, operations, and finances.

lập những báo định kỳ khác về tình trạng hoạt động, kinh doanh và tài chính của mình để gửi đến Công Ty

8.3

Required Filings and Approvals.

Những Hồ Sơ và Ý Kiến Cho Phép Cần Thiết

8.3.1

As promptly as practicable after the date of this Agreement, the Acquiror will, and will cause each of the Acquiror Subsidiaries to, make all filings legally required to be made by it to consummate the transactions contemplated by this Agreement. Between the date of this Agreement and the Closing Date, the Acquiror will cooperate with the Company with respect to all filings that the Company is legally required to make in connection with the transactions contemplated hereby.

Nhanh nhất có thể ngay sau ngày ký kết Hợp Đồng, Bên Mua sẽ, và cũng sẽ bảo đảm rằng từng Công Ty Con của Bên Mua sẽ, hoàn tất tất cả các hồ sơ được yêu cầu theo đúng luật nhằm hoàn thành những giao dịch được đề cập trong Hợp Đồng.  Tính từ ngày ký kết Hợp Đồng này đến Ngày Đóng, Bên Mua sẽ hợp tác cùng với Công Ty về việc hoàn tất tất cả hồ sơ mà Công Ty được yêu cầu theo đúng luật liên quan tới những giao dịch được đề cập trong Hợp Đồng này.

8.3.2

Deliberately Deleted

8.4

Notification. Between the date of this Agreement and the Closing Date, the Acquiror will promptly notify the Company and the Shareholders in writing if the Acquiror becomes aware of any fact or condition that causes or constitutes a breach of any of the representations and warranties of the Acquiror, as of the date of this Agreement, or if the Acquiror becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules to this Agreement if the Schedules to the Agreement were dated the date of the occurrence or discovery of any such fact or condition, the Acquiror will promptly deliver to the Company and the Shareholders a supplement to the Schedules to the Agreement specifying such change; provided, however, that such delivery shall not materially adversely affect any rights of the Shareholders set forth herein, including the right of the Shareholders to seek a remedy in damages for losses incurred as a result of such supplemented disclosure. During the same period, the Acquiror will promptly notify the Company and the Shareholders of the occurrence of any breach of any covenant of the Acquiror in this Section 8 or of the occurrence of any event that may make the satisfaction of the conditions in Section 10 impossible or unlikely.

Thông báo. Tính từ ngày ký kết Hợp Đồng này đến Ngày Đóng, Bên Mua sẽ có thông báo bằng văn bản đến Công Ty vè các Cổ Đông ngay khi Bên Mua nhận thấy bất cứ điều gì hay tình huống nào gây ra hay dẫn đến việc vi phạm bất cứ giải trình hay bảo lãnh nào của Bên Mua, vào ngày Hợp Đồng được ký kết, hay nếu Bên Mua nhận thấy bất cứ sự xảy ra của những điều hay tình huống nào sau ngày ký kết Hợp Đồng dẫn đến hay gây ra việc vi phạm bất cứ giải trình hay bảo lãnh nào như vậy (ngoại trừ trường hợp được đề cập trong Hợp Đồng này), nếu những giải trình hay bảo lãnh đó được diễn ra vào thời gian những điều hay tình huống đó xảy ra hay được phát hiện. Nếu những điều hay tình huống trên đòi hỏi bất cứ sự thay đổi nào trong Bảng Biểu cho Hợp Đồng này trong trường hợp những Bảng Biểu cho Hợp Đồng được làm ra vào ngày những điều hay tình huống đó xảy ra hoặc được phát hiện, Bên Mua ngay lập tức sẽ cung cấp phần bổ sung cho Bảng Biểu Hợp Đồng đến Công Ty và các Cổ Đông đồng thời chỉ rõ những thay đổi đó; miễn là những cung cấp đó không ảnh hưởng lớn và ngược lại đến bất cứ quyền nào của Cổ Đông được nói đến trong đây, bao gồm quyền của Cổ Đông được tìm kiếm một phương thức bồi thường cho những thiệt hại xảy ra từ việc cung cấp những bổ sung như vậy. Trong cùng khoảng thời gian đó, Bên Mua sẽ thông báo ngay đến Công Ty và các Cổ Đông về sự xảy ra bất cứ vi phạm điều khoản nào trong Mục 8 của Bên Mua hay về sự xảy ra của bất cứ sự kiện nào có thể dẫn tới việc thỏa mãn những điều kiện trong Mục 10 là bất khả thi hay ít có khả năng xảy ra.

8.5

Closing Conditions. Between the date of this Agreement and the Closing Date, the Acquiror will use commercially reasonable efforts to cause the conditions in Section 10 to be satisfied.

Điều kiện đóng. Tính từ ngày ký kết Hợp Đồng này đến Ngày Đóng, Bên Mua sẽ dùng những nỗ lực thương mại hợp lý của mình để thỏa mãn những điều khoản trong Mục 10.

8.6

Indemnification and Insurance.

Bồi Hoàn và Bảo Hiểm

8.6.1

The Acquiror shall to the fullest extent permitted under applicable Law or its Organizational Documents, indemnify and hold harmless, each present and former director, officer or employee of the Acquiror or any Acquiror Subsidiary (collectively, the "Indemnified Parties") against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any Proceeding (x) arising out of or pertaining to the transactions contemplated by this Agreement or (y) otherwise with respect to any acts or omissions occurring at or prior to the Closing Date, to the same extent as provided in the Acquiror's Organizational Documents or any applicable contract or agreement as in effect on the date hereof, in each case for a period of six years after the Closing Date. In the event of any such Proceeding (whether arising before or after the Closing Date), (i) any counsel retained by the Indemnified Parties for any period after the Closing Date shall be reasonably satisfactory to the Acquiror, (ii) after the Closing Date, the Acquiror shall pay the reasonable fees and expenses of such counsel, promptly after statements therefor are received, provided that the Indemnified Parties shall be required to reimburse the Acquiror for such payments in the circumstances and to the extent required by the Acquiror's Organizational Documents, any applicable contract or agreement or applicable Law, and (iii) the Acquiror will cooperate in the defense of any such matter; provided, however, that the Acquiror shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld); and provided, further, that, in the event that any claim or claims for indemnification are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims. The Indemnified Parties as a group may retain only one law firm to represent them in each applicable jurisdiction with respect to any single action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties, in which case each Indemnified Person with respect to whom such a conflict exists (or group of such Indemnified Persons who among them have no such conflict) may retain one separate law firm in each applicable jurisdiction.

Bên Mua sẽ dùng tất cả những giới hạn được cho phép bởi Pháp Luật hiện hành hay Tài Liệu Tổ Chức để bồi hoàn và bảo vệ từng giám đốc, cán bộ và nhân viên tiền nhiệm cũng như đương nhiệm của Bên Mua hay bất cứ Công Ty Con của Bên Mua nào (được gọi chung là “Bên Được Bồi Hoàn”) trước bất cứ chi phí hay tổn thất nào (bao gồm cả chi phí luật sư), những phán quyết, tiền phạt, mất mát, thiếu kiện, thiệt hại, nghĩa vụ hay những khoản nào phải trả nhằm đền bù trong bất cứ Vụ Kiện Tụng nào (x) xảy ra từ hay gắn liền với những giao dịch được đề cập trong Hợp Đồng này, hoặc (y) có liên quan đến bất cứ hành vi hay sự bỏ qua nào xảy ra vào hoặc trước Ngày Đóng ở mức độ như được đề cập trong Hồ Sơ Tổ Chức của Bên Mua hay bất cứ hợp đồng hoặc thỏa thuận nào có hiệu lực vào ngày được đề ở đây, với điều kiện từng thỏa thuận như vậy có hiệu lực trong vòng 06 năm sau Ngày Đóng. Trong trường hợp bất kỳ những Vụ Kiện Tụng nào (dù xảy ra trước hay sau Ngày Đóng), (i) bất cứ lời tư vấn nào được sử dụng Bên Được Bồi Hoàn tại bất cứ giai đoạn nào sau Ngày Đóng phải làm hài lòng được Bên Mua một cách hợp lý, (ii) sau Ngày Đóng, Bên Mua sẽ trả những khoản chi phí hợp lý cho những tư vấn như vậy ngay sau khi những tư vấn đó được nhận, nếu Bên Được Bồi Hoàn được yêu cầu hoàn lại cho Bên Mua những khoản chi phí như vậy trong trường hợp và tới mức độ được yêu cầu bởi những Tài Liệu Tổ Chức của Bên Mua cũng như bất kỳ hợp đồng, thỏa thuận hay Pháp Luật hiện hành nào, và(iii) Bên Mua sẽ cùng hợp tác trong việc bảo vệ bất cứ vấn đề nào như vậy, miễn là Bên Mua không phải chịu trách nhiệm cho bất cứ khoản bồi thường nào bị ảnh hưởng mà không có điều khoản được viết bằng văn bản (điều khoản mà không được từ chối một cách bất hợp lý), và miễn là trong trường hợp bất cứ khiếu nại bồi hoàn nào được đòi hay nêu ra trong vòng 06 năm đó, tất cả các quyền được bồi hoàn liên quan tới những khiếu nại đó sẽ được tiếp tục cho đến khi những khiếu nại được hủy bỏ. Những Bên Được Bồi Hoàn đó dưới tư cách là một nhóm sẽ chỉ giữ lại một công ty luật nhằm đại diện họ trong từng quyền hạn pháp lý hiện hành liên quan đến từng hành động riêng lẻ, trừ khi theo những tiêu chuẩn hiện hành về tư cách chuyên nghiệp, có một mâu thuẫn về bất cứ vấn đề quan trọng nào giữa những vị trí được nắm giữ của hai bên bất kỳ trong số những Bên Được Bồi Hoàn, trường hợp mà từng Pháp Nhân Được Bồi Hoàn (hoặc nhóm của những Pháp Nhân Được Bồi Hoàn như vậy mà không có mâu thuẫn nào trong nội bộ) có thể giữ lại một công ty luật riêng biệt trong từng quyền hạn pháp lý hiện hành xét đến việc một mâu thuẫn như vậy liên quan tới ai.

8.6.2

This Section 8.6 shall survive the consummation of the transactions contemplated by this Agreement at the Closing Date, is intended to benefit the Indemnified Parties and the Covered Persons, shall be binding on all successors and assigns of the Acquiror and shall be enforceable by the Indemnified Parties and the Covered Persons.

Mục 8.6 này sẽ hiệu lực hóa những giao dịch được đề cập trong Hợp Đồng này vào Ngày Đóng, được soạn với mục đích đem lại quyền lợi cho các Bên Được Bồi Hoàn và những Pháp Nhân Được Bảo Vệ, có hiệu lực ràng buộc đối với tất cả những người kế nhiệm hoặc được giao quyền của Bên Mua, và sẽ được thực thi bởi những Bên Được Bồi Hoàn và các Pháp Nhân Được Bảo Vệ.

8.7

Rule 144 Reporting. With a view to making available to the Acquiror's stockholders the benefit of certain rules and regulations of the Commission which may permit the sale of the Acquiror Common Stock to the public without registration, from and after the Closing Date, the Acquiror agrees to:

Quy Tắc 144. Nhằm đem lại quyền lợi cho các cổ đông của Bên Mua từ những quy tắc và điều luật cụ thể của Ủy Ban, những điều có thể cho phép việc bán những Cổ Phiếu Phổ Thông của Bên Mua ra công chúng mà không cần phải đăng ký kể từ và sau Ngày Đóng, Bên Mua đồng ý:

8.7.1

Make and keep public information available, as those terms are understood and defined in Rule 144; and

Làm cho và giữ cho các thông tin được công bố ra công chúng, như những điều khoản được định nghĩa và hiểu trong Quy Tắc 144; và

8.7.2

File with the Commission, in a timely manner, all reports and other documents required of the Acquiror under the Exchange Act.

Làm hồ sơ với Ủy Ban, với tính chất được cập nhật, tất cả những báo cáo hay tài liệu khác được yêu cầu từ Bên Mua theo như Luật Giao Dịch.

8.8

SEC Documents. From and after the Closing Date, in the event the Commission notifies the Acquiror of its intent to review any SEC Document filed prior to Closing or the Acquiror receives any oral or written comments from the Commission with respect to any SEC Document filed prior to Closing, the Acquiror shall promptly notify the Acquiror Shareholders and the Acquiror Shareholders shall fully cooperate with the Acquiror.

Tài Liệu SEC. Kể từ và sau Ngày Đóng, trong trường hợp Ủy Ban lưu ý Bên Mua về dự định xem xét lại bất cứ Tài Liệu SEC nào được làm trước Ngày Đóng hay về việc Bên Mua nhận bất cứ lời bình (bằng văn bản hay văn nói) nào từ Ủy Ban liên quan đến Tài Liệu SEC được làm trước Ngày Đóng, Bên Mua sẽ thông báo ngay đến các Cổ Đông Của Bên Mua và Cổ Đông Của Bên Mua sẽ hợp tác hoàn toàn với Bên Bán.

SECTION IX

CONDITIONS PRECEDENT TO THE ACQUIROR'S

OBLIGATION TO CLOSE

NHỮNG ĐIỀU KIỆN TIÊN QUYẾT ĐỂ CÁC NGHĨA VỤ CỦA BÊN MUA ĐƯỢC ĐÓNG

The Acquiror's obligation to acquire the Shares and to take the other actions required to be taken by the Acquiror at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Acquiror, in whole or in part):

 Những nghĩa vụ của Bên Mua về mua Cổ Phiếu và về việc hành động theo những gì Bên Mua được yêu cầu tại Ngày Đóng là theo sự đáp ứng, tại và trước Ngày Đóng, của từng điều kiện sau đây (bất cứ điều kiện nào cũng có thể bị loại trừ bởi Bên Mua, từng phần hoặc tất cả):

9.1

Accuracy of Representations. The representations and warranties of the Company and the Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all material respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule. The representations and warranties of the Company and the Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct in all respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

Sự Giải Trình Chính Xác. Những giải trình hay bảo lãnh của Công Ty và các Cổ Đông được đề cập trong Hợp Đồng này hoặc trong bất cứ Bảng Biểu hay chứng từ nào được kèm theo đây – những giải trình hay bảo lãnh không đủ tư cách trọng yếu – sẽ đúng và chính xác trong tất cả các khía cạnh trọng yếu vào ngày của Hợp Đồng này, và sẽ được coi là lặp lại vào Ngày Đóng, khi đó sẽ đúng và chính xác trong mọi khía cạnh trọng yếu trừ trường hợp một giải trình hay bảo lãnh được diễn đạt ra là bị giới hạn bởi chính những điều khoản của nó đến một ngày khác mà không có ảnh hưởng gì đến bất cứ Bảng Biểu bổ sung nào. Những giải trình hay bảo lãnh của Công Ty và các Cổ Đông được đề cập trong Hợp Đồng này hoặc trong bất cứ Bảng Biểu hay chứng từ nào được kèm theo đây – những giải trình hay bảo lãnh có đủ tư cách trọng yếu – sẽ đúng và chính xác trong tất cả các khía cạnh trọng yếu vào ngày của Hợp Đồng này, và sẽ được coi là lặp lại vào Ngày Đóng, khi đó sẽ đúng và chính xác trong mọi khía cạnh trọng yếu trừ trường hợp một giải trình hay bảo lãnh được diễn đạt ra là bị giới hạn bởi chính những điều khoản của nó đến một ngày khác mà không có ảnh hưởng gì đến bất cứ Bảng Biểu bổ sung nào.

9.2

Performance by the Company and Shareholders.

Sự thực thi của Công Ty và các Cổ Đông.

9.2.1

All of the covenants and obligations that the Company and Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

Tất cả các điều khoản và nghĩa vụ mà Công Ty và các Cổ Đông phải thi hành hay tuân thủ theo trong Hợp Đồng này vào hoặc trước Ngày Đóng (được tính cùng nhau), và mỗi điều khoản và nghĩa vụ như vậy (được tính riêng lẻ), đều đã được tuân thủ và thi hành một cách đúng mực trong mọi khía cạnh trọng yếu.

9.2.2

Each document required to be delivered by the Company and the Shareholders pursuant to this Agreement at or prior to Closing must have been delivered.

Mỗi tài liệu cần được Công Ty hay các Cổ Đông giao nộp theo Hợp Đồng này vào hay trước Ngày Đóng đều đã được giao nộp.

9.3

No Force Majeure Event. Since December 31, 2008, there shall not have been any delay, error, failure or interruption in the conduct of the business of any Acquired Company, or any loss, injury, delay, damage, distress, or other casualty, due to force Majeure including but not limited to (a) acts of God; (b) fire or explosion; (c) war, acts of terrorism or other civil unrest; or (d) national emergency.

Mỗi tài liệu cần được Công Ty hay các Cổ Đông giao nộp theo Hợp Đồng này vào hay trước Ngày Đóng đều đã được giao nộp.

Không có Sự Kiện Bất Khả Kháng. Tính từ ngày 31 tháng 12 năm 2008, sẽ không có bất cứ sự trì hoãn, sai phạm, lỗi lầm hay gián đoạn trong việc tiến hành kinh doanh của bất cứ Công Ty Được Mua nào, hay bất cứ mất mát, thương tổn, trì hoãn, hư hỏng, sự cố hay những biến cố nào do những sự kiên bất khả kháng, bao gồm nhưng không giới hạn bởi (a) thiên tai; (b) cháy nổ; (c) chiến tranh, khủng bố hay những bất ổn xã hội khác; hoặc (d) trường hợp khẩn cấp quốc gia.

9.4

Certificate of Officer. The Company will have delivered to the Acquiror a certificate, dated the Closing Date, executed by an officer of the Company, certifying the satisfaction of the conditions specified in Sections 9.1, 9.2 and 9.3.

Chứng từ của Cán bộ. Công ty sẽ giao cho Bên Mua chứng từ vào Ngày Đóng, được làm bởi một cán bộ của Công Ty, chứng nhận rằng những điều kiện được nêu rõ trong Mục 9.1, 9.2 và 9.3 đã được đáp ứng.

9.5

Certificate of Shareholders. Each Shareholder will have delivered to the Acquiror a certificate, dated the Closing Date, executed by such Shareholder, if a natural person, or an authorized officer of the Shareholder, if an entity, certifying the satisfaction of the conditions specified in Sections 9.1 and 9.2.

Chứng từ của Cổ Đông. Mỗi Cổ Đông sẽ giao cho Bên Mua một chứng từ vào Ngày Đóng, được làm bởi Cổ Đông đó, nếu là một cá nhân đúng nghĩa, hoặc một cán bộ được trao quyền của Cổ Đông nếu là một pháp nhân, chứng nhận rằng những điều kiện được nêu rõ trong Mục 9.1 và 9.2 đã được đáp ứng.

9.6

Consents.

 Các điều khoản

9.6.1

All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company and/or the Shareholders for the authorization, execution and delivery of this Agreement and the consummation by them of the transactions contemplated by this Agreement, shall have been obtained and made by the Company or the Shareholders, as the case may be, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not have a Material Adverse Effect on the Company or the Acquiror.

Tất cả những điều khoản trọng yếu, điều khoản miễn trừ, sự cho phép, trao quyền hay sắc lệnh được yêu cầu cần phải có, và tất cả việc hoàn tất hồ sơ cần phải làm bởi Công Ty và/hay các Cổ Đông nhằm trao quyền cho, thực thi hay hoàn thành Hợp Đồng này cùng những việc hoàn thành những giao dịch được đề cập trong Hợp Đồng này của họ, sẽ được làm và đạt đến bởi Công Ty hay các Cổ Đông, như trong tình huống có thể xảy ra, ngoại trừ trường hợp việc không được nhận những điều khoản, điều khoản miễn trừ, sự cho phép, trao quyền hay sắc lệnh đó hoặc không hoàn thành được những hồ sơ đó sẽ không có Ảnh Hưởng Trọng Yếu và Trái Ngược đến Công Ty hay Bên Mua.

9.6.2

Deliberately Deleted

9.7

Documents. The Company and the Shareholders must have caused the following documents to be delivered to the Acquiror:

Tài liệu. Công Ty và các Cổ Đông đã phải giao những tài liệu sau đến cho Bên Mua:

9.7.1

share certificates evidencing the number of Shares held by each Shareholder (as set forth in Exhibit A), along with executed stock powers transferring such Shares to the Acquiror;

Chứng nhận cổ phần làm chứng cho số lượng Cổ Phiếu mỗi Cổ Đông giữ (như trong Exhibit A) cùng với những quyền đã được thực thi về chuyển nhượng những Cổ Phiếu đến Bên Mua;

9.7.2

a Secretary's Certificate of the Company, dated the Closing Date, certifying attached copies of (A) the Organizational Documents of the Company and each Company Subsidiary, (B) the resolutions of the Company Board approving this Agreement and the transactions contemplated hereby; and (C) the incumbency of each authorized officer of the Company signing this Agreement and any other agreement or instrument contemplated hereby to which the Company is a party;

Một Chứng Nhận Của Thư Ký HDQT Của Công Ty vào Ngày Đóng, chứng nhận rằng những bản sao được đính kèm sau đây (A) Tài Liệu Tổ Chức của Công Ty và của từng Công Ty Con, (B) các nghị quyết của Hội Đồng Công Ty đồng ý về Hợp Đồng này và những giao dịch được đề cập trong đó; và (C) nhiệm kỳ của mỗi cán bộ được trao quyền của Công Ty – những người ký Hợp Đồng này và bất cứ hợp đồng hay văn bản nào khác được đề cập trong đây mà Công Ty là một bên;

9.7.3

a certified certificate of good standing, or equivalent thereof, of the Company;

Một giấy chứng nhận đã được chứng thực là có đủ giá trị và có giá trị tương đương của Công Ty;

9.7.4

each of the Transaction Documents to which the Company and/or the Shareholders is a party, duly executed; and

Mỗi Văn Bản Giao Dịch mà Công Ty và/hay các Cổ Đông là một bên và được thực thi đúng mực; và

9.7.5

such other documents as the Acquiror may reasonably request for the purpose of (i) evidencing the accuracy of any of the representations and warranties of the Company and the Shareholders pursuant to Section 9.1, (ii) evidencing the performance of, or compliance by the Company and the Shareholders with, any covenant or obligation required to be performed or complied with by the Company or the Shareholders, as the case may be, (iii) evidencing the satisfaction of any condition referred to in this Section 9, or (iv) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

Những tài liệu khác của Bên Mua có thể được yêu cầu nhằm mục đích (i) minh chứng cho tính chính xác của bất kỳ giải trình hay bảo lãnh nào của Công Ty và các Cổ Đông theo như Mục 9.1, (ii) minh chứng cho sự thực thi, hay sự tuân thủ của Công Ty và các Cổ Đông đối với bất cứ điều khoản hay nghĩa vụ nào cần được thực thi hay tuân thủ bởi Công Ty hay các Cổ Đông, như trường hợp có thể xảy ra, (iii) minh chứng cho sự đáp ứng bất cứ điều kiện nào được nhắc đến trong Mục 9, hoặc (iv) thúc đẩy việc hoàn thành hay thực hiện bất cứ giao dịch nào được Hợp Đồng này nhắc đến.

9.8

No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Acquiror, the Company or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Closing Date) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated by this Agreement.

Không có Vụ Kiện Tụng nào. Kể từ ngày ký Hợp Đồng, sẽ không được có những Vụ Kiện Tụng nào được tiến hành hay đe dọa đối với Bên Mua, Công Ty hay bất cứ Cổ Đông nào, hoặc đối với bất cứ Pháp Nhân Liên Quan nào (những Vụ Kiện Tụng này vẫn chưa được giải quyết vào Ngày Đóng) mà (a) bao gồm bất cứ yêu cầu, đòi đền bù thiệt hại hay những cáo buộc nào khác liên quan đến, hay bất cứ giao dịch nào được đề cập trong Hợp Đồng này, hoặc (b) có thể có hiệu lực ngăn cản, trì hoãn, làm cho vi phạm pháp luật hay những việc can thiệp nào khác đến bất cứ giao dịch nào được nhắc đến trong Hợp Đồng này.

9.9

No Claim Regarding Stock Ownership or Consideration. There must not have been made or threatened by any Person any claim asserting that such Person (a) is the holder of, or has the right to acquire or to obtain beneficial ownership of the Shares or any other stock, voting, equity, or ownership interest in, the Company, or (b) is entitled to all or any portion of the Acquiror Shares.

Không có khiếu kiện về Quyền Sở Hữu Chứng Khoán hay Hình Thức Chi Trả. Sẽ không có bất cứ khiếu nại nào được đưa ra hay đe dọa bởi bất cứ Pháp Nhân nào nhằm khẳng định rằng Pháp Nhân đó (a) là chủ sở hữu của, hay có quyền mua hay đạt được quyền sở hữu pháp lý đối với những Cổ Phiếu hoặc bất cứ cổ phiếu, quyền biểu quyết, tài sản hay quyền lợi sở hữu của Công Ty, hay (b) là chủ sở hữu của tất cả hay bất cứ phần nào của Cổ Phiếu Bên Mua.

SECTION X

CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY

AND THE SHAREHOLDERS TO THE CLOSING

NHỮNG ĐIỀU KIỆN TIÊN QUYẾT CỦA NGHĨA VỤ CÔNG TY

VÀ CÁC CỔ ĐÔNG ĐỐI VỚI VIỆC ĐÓNG

The Shareholders' obligation to transfer the Shares and the obligations of the Company to take the other actions required to be taken by the Company at the Closing are subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Company and the Shareholders, in whole or in part):

Những nghĩa vụ của Cổ Đông trong việc chuyển nhượng Cổ Phiếu và nghĩa vụ của Công Ty trong việc thực hiện những điều được yêu cầu đối với Công Ty trong Ngày Đóng tùy theo việc mỗi điều kiện sau đây được đáp ứng vào hoặc trước Ngày Đóng (bất cứ điều kiện nào cũng có thể bị loại trừ bởi Công Ty và các Cổ Đông, từng phần hoặc tất cả):

10.1

Accuracy of Representations. The representations and warranties of the Acquiror and Acquiror Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all material respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule. The representations and warranties of the Acquiror and Acquiror Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct in all respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

Sự Giải Trình Chính Xác. Những giải trình hay bảo lãnh của Bên Mua và Cổ Đông Của Bên Mua được đề cập trong Hợp Đồng này hoặc trong bất cứ Bảng Biểu hay chứng từ nào được kèm theo đây – những giải trình hay bảo lãnh không đủ tư cách trọng yếu – sẽ đúng và chính xác trong tất cả các khía cạnh trọng yếu vào ngày của Hợp Đồng này, và sẽ được coi là lặp lại vào Ngày Đóng, khi đó sẽ đúng và chính xác trong mọi khía cạnh trọng yếu trừ trường hợp một giải trình hay bảo lãnh được diễn đạt ra là bị giới hạn bởi chính những điều khoản của nó đến một ngày khác mà không có ảnh hưởng gì đến bất cứ Bảng Biểu bổ sung nào. Những giải trình hay bảo lãnh của Bên Mua và các Cổ Đông Của Bên Mua được đề cập trong Hợp Đồng này hoặc trong bất cứ Bảng Biểu hay chứng từ nào được kèm theo đây – những giải trình hay bảo lãnh có đủ tư cách trọng yếu – sẽ đúng và chính xác trong tất cả các khía cạnh trọng yếu vào ngày của Hợp Đồng này, và sẽ được coi là lặp lại vào Ngày Đóng, khi đó sẽ đúng và chính xác trong mọi khía cạnh trọng yếu trừ trường hợp một giải trình hay bảo lãnh được diễn đạt ra là bị giới hạn bởi chính những điều khoản của nó đến một ngày khác mà không có ảnh hưởng gì đến bất cứ Bảng Biểu bổ sung nào.

10.2

Performance by the Acquiror.

Sự thi hành của Công Ty mua.

10.2.1

All of the covenants and obligations that the Acquiror and Acquiror Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all respects.

Tất cả các điều khoản và nghĩa vụ mà Bên Mua và các Cổ Đông Của Bên Mua phải thi hành hay tuân thủ theo trong Hợp Đồng này vào hoặc trước Ngày Đóng (được tính cùng nhau), và mỗi điều khoản và nghĩa vụ như vậy (được tính riêng lẻ), đều đã được tuân thủ và thi hành một cách đúng mực trong mọi khía cạnh trọng yếu.

10.2.2

all directors and officers of Acquiror shall have tendered their resignations in a form reasonably acceptable to the Company, and the Shareholders’ nominees shall have been appointed to Acquiror’s board of directors in a form reasonably acceptable to the Company; and

Tất cả các giám đốc và cán bộ của Bên Mua sẽ để nghị được từ chức theo một văn bản có mẫu được Công Ty chấp nhận một cách hợp lý, và những người được bổ nhiệm của các Cổ Đông sẽ được tiến cử cho HDQT của Bên Mua bằng văn bản có mẫu được chấp nhận một cách hợp lý bởi Công Ty; và

10.2.3

Each document required to be delivered by the Acquiror and Acquiror Shareholders pursuant to this Agreement must have been delivered.

Mỗi tài liệu được yêu cầu giao nộp bởi Bên Mua và các Cổ Đông Của Bên Mua theo như Hợp Đồng này sẽ được giao nộp.

10.3

No Force Majeure Event. Since December 31, 2008, there shall not have been any delay, error, failure or interruption in the conduct of the business of any Acquiror Company, or any loss, injury, delay, damage, distress, or other casualty, due to force majeure including but not limited to (a) acts of God; (b) fire or explosion; (c) war, acts of terrorism or other civil unrest; or (d) national emergency.

Không có Sự Kiện Bất Khả Kháng. Tính từ ngày 31 tháng 12 năm 2008, sẽ không có bất cứ sự trì hoãn, sai phạm, lỗi lầm hay gián đoạn trong việc tiến hành kinh doanh của bất cứ Công Ty Bên Mua nào, hay bất cứ mất mát, thương tổn, trì hoãn, hư hỏng, sự cố hay những biến cố nào do những sự kiên bất khả kháng, bao gồm nhưng không giới hạn bởi (a) thiên tai; (b) cháy nổ; (c) chiến tranh, khủng bố hay những tệ nạn xã hội khác; hoặc (d) trường hợp khẩn cấp quốc gia.

10.4

Certificate of Officer. The Acquiror will have delivered to the Company a certificate, dated the Closing Date, executed by an officer of the Acquiror, certifying the satisfaction of the conditions specified in Sections 10.1, 10.2. and 10.3.

Chứng từ của Cán bộ. Bên Mua sẽ giao cho Công Ty chứng từ vào Ngày Đóng, được làm bởi một cán bộ của Bên Mua, chứng nhận rằng những điều kiện được nêu rõ trong Mục 10.1, 10.2 và 10.3 đã được đáp ứng.

10.5

Certificate of Acquiror Shareholders. The Acquiror Shareholders will have delivered to the Company a certificate, dated the Closing Date, executed by such Acquiror Shareholder, if a natural person or an authorized officer of the Acquiror Shareholder, if an entity, certifying the satisfaction of the conditions specified in Sections 10.1 and 10.2.

Chứng từ của Cổ Đông Của Bên Mua. Mỗi Cổ Đông Của Bên Mua sẽ giao cho Công Ty một chứng từ vào Ngày Đóng, được làm bởi Cổ Đông Của Công Ty đó, nếu là một cá nhân đúng nghĩa, hoặc một cán bộ được trao quyền của Cổ Đông Của Bên Mua nếu là một pháp nhân, chứng nhận rằng những điều kiện được nêu rõ trong Mục 10.1 và 10.2 đã được đáp ứng.

10.6

Consents.

Các Điều Khoản

10.6.1

All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Acquiror for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by the Acquiror, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not have a Material Adverse Effect on the Company or the Acquiror.

Tất cả những điều khoản trọng yếu, điều khoản miễn trừ, sự cho phép, trao quyền hay sắc lệnh được yêu cầu cần phải có, và tất cả việc hoàn tất hồ sơ cần phải làm bởi Bên Mua nhằm trao quyền cho, thực thi hay hoàn thành Hợp Đồng này cùng những việc hoàn thành những giao dịch được đề cập trong Hợp Đồng này của họ, sẽ được làm và đạt đến bởi Bên Mua, ngoại trừ trường hợp việc không được nhận những điều khoản, điều khoản miễn trừ, sự cho phép, trao quyền hay sắc lệnh đó hoặc không hoàn thành được những hồ sơ đó sẽ không có Ảnh Hưởng Trọng Yếu và Trái Ngược đến Công Ty hay Bên Mua.

10.6.2

Deliberately Deleted

10.7

Documents. The Acquiror must have caused the following documents to be delivered to the Company and/or the Shareholders:

Tài liệu. Bên Mua đã phải giao những tài liệu sau đến cho Công Ty và/hay các Cổ Đông::

10.7.1

share certificates evidencing each Shareholder's pro rata share of the Closing Acquiror Shares (as set forth in Exhibit BB);

Chứng nhận cổ phần làm chứng cho những cổ phiếu tương ứng của từng Cổ Đông đối với những Cổ Phiếu Đóng Của Bên Mua (như trong Exhibit BB);

10.7.2

a Secretary's Certificate, dated the Closing Date certifying attached copies of (A) the Organizational Documents of the Acquiror and each Acquiror Subsidiary, (B) the resolutions of the Acquiror Board approving this Agreement and the transactions contemplated hereby; and (C) the incumbency of each authorized officer of the Acquiror signing this Agreement and any other agreement or instrument contemplated hereby to which the Acquiror is a party;

Một Chứng Nhận Của Thư Ký vào Ngày Đóng, chứng nhận rằng những bản sao được đính kèm sau đây (A) Tài Liệu Tổ Chức của Bên Mua và của từng Công Ty Con Của Bên Mua, (B) các nghị quyết của Hội Đồng Công Ty Của Bên Mua đồng ý về Hợp Đồng này cùng những giao dịch được đề cập trong đó; và (C) nhiệm kỳ của mỗi cán bộ được trao quyền của Bên Mua – những người ký Hợp Đồng này và bất cứ hợp đồng hay văn bản nào khác được đề cập trong đây mà Bên Mua là một bên;

10.7.3

a Certificate of Good Standing of the Acquiror;

Một giấy chứng nhận đã được chứng thực là có đủ giá trị và có giá trị tương đương của Bên Mua;

10.7.4

each of the Transaction Documents to which the Acquiror is a party, duly executed; and

Mỗi Văn Bản Giao Dịch mà Bên Mua là một bên và được thực thi đúng mực; và

10.7.5

such other documents as the Company may reasonably request for the purpose of (i) evidencing the accuracy of any representation or warranty of the Acquiror pursuant to Section 10.1, (ii) evidencing the performance by the Acquiror of, or the compliance by the Acquiror with, any covenant or obligation required to be performed or complied with by the Acquiror, (iii) evidencing the satisfaction of any condition referred to in this Section 10, or (iv) otherwise facilitating the consummation of any of the transactions contemplated by this Agreement.

Những tài liệu khác như là của Công Ty có thể được yêu cầu một cách hợp lý nhằm mục đích (i) minh chứng cho tính chính xác của bất kỳ giải trình hay bảo lãnh nào của Bên Mua theo như Mục 10.1, (ii) minh chứng cho sự thực thi, hay sự tuân thủ của Bên Mua đối với bất cứ điều khoản hay nghĩa vụ nào cần được thực thi hay tuân thủ bởi Bên Mua, (iii) minh chứng cho sự đáp ứng bất cứ điều kiện nào được nhắc đến trong Mục 10, hoặc (iv) thúc đẩy việc hoàn thành hay thực hiện bất cứ giao dịch nào được Hợp Đồng này nhắc đến.

10.8

No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Acquiror, the Company or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Closing Date) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated hereby, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated hereby.

Không có Vụ Kiện Tụng nào. Kể từ ngày ký Hợp Đồng, sẽ không được có những Vụ Kiện Tụng nào được tiến hành hay đe dọa đối với Bên Mua, Công Ty hay bất cứ Cổ Đông nào, hoặc đối với bất cứ Pháp Nhân Liên Quan nào (những Vụ Kiện Tụng này vẫn chưa được giải quyết vào Ngày Đóng) mà (a) bao gồm bất cứ yêu cầu, đòi đền bù thiệt hại hay những cáo buộc nào khác liên quan đến, hay bất cứ giao dịch nào được đề cập trong Hợp Đồng này, hoặc (b) có thể có hiệu lực ngăn cản, trì hoãn, làm cho vi phạm pháp luật hay những việc can thiệp nào khác đến bất cứ giao dịch nào được nhắc đến trong Hợp Đồng này.

SECTION XI

TERMINATION

CHẤM DỨT HỢP ĐỒNG

11.1

Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

Chấm dứt Hợp Đồng. Hợp đồng này có thể, bằng hình thức thông báo trước hoặc tại Ngày Đóng, châm dứt:

11.1.1

by mutual consent of the Acquiror and the Shareholders (acting jointly);

Chấm dứt Hợp Đồng. Hợp đồng này có thể, bằng hình thức thông báo trước hoặc tại Ngày Đóng, châm dứt:

11.1.2

by the Acquiror, if any of the conditions in Section 9 have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Acquiror to comply with its obligations under this Agreement) and the Acquiror has not waived such condition on or before the Closing Date; or (ii) by the Shareholders (acting jointly), if any of the conditions in Section 10 have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of any Shareholder to comply with its obligations under this Agreement) and the Shareholders (acting jointly) have not waived such condition on or before the Closing Date;

bởi Bên Mua, nếu như bất cứ điều kiện nào của Mục 9 không được đáp ứng vào Ngày Đóng, hoặc nếu việc đáp ứng những điều kiện đó là hay trở thành bất khả thi (chứ không phải việc Bên Mua không tuân thủ theo những nghĩa vụ như trong Hợp Đồng này) và Bên Mua đã không miễn trừ những điều kiện đó vào hay trước Ngày Đóng; hoặc (ii) bởi các Cổ Đông (cùng với nhau), nếu bất cứ điều kiện nào của Mục 10 không được đáp ứng vào Ngày Đóng, hoặc nếu việc đáp ứng những điều kiện đó là hay trở thành bất khả thi (chứ không phải việc bất cứ Cổ Đông nào không tuân thủ theo những nghĩa vụ như trong Hợp Đồng này) và các Cổ Đông đã không miễn trừ những điều kiện đó vào hay trước Ngày Đóng;

11.1.3

Deliberately Deleted;

11.1.4

by either the Acquiror or the Shareholders (acting jointly), if there shall have been entered a final, nonappealable order or injunction of any Governmental Authority restraining or prohibiting the consummation of the transactions contemplated hereby;

bởi hoặc Bên Mua hoặc các Cổ Đông (cùng với nhau), nếu có một lệnh hay phán quyết cuối cùng và không thể kháng án của bất kỳ một Cơ Quan Nhà Nước nào giới hạn hay cấm đoán việc thực thi những giao dịch được nhắc đến ở đây;

11.1.5

by the Acquiror, if, prior to the Closing Date, the Company or any Shareholder is in material breach of any representation, warranty, covenant or agreement herein contained and such breach shall not be cured within 10 days of the date of notice of default served by the Acquiror claiming such breach; provided, however, that the right to terminate this Agreement pursuant to this Section 11.1.5 shall not be available to the Acquiror if the Acquiror is in material breach of this Agreement at the time notice of termination is delivered;

bởi Bên Mua, nếu trước Ngày Đóng, Công Ty hay bất cứ Cổ Đông nào vi phạm nghiêm trọng đến bất cứ giải trình, sự bảo lãnh, những thỏa thuận hay sự đồng ý nào được nói đến trong đây và nếu những sự vi phạm đó không được xử lý trong vòng 10 ngày kể từ ngày có giấy thông báo về vi phạm bởi Bên Mua về những vi phạm đó; tuy nhiên, miễn là Bên Mua sẽ không có  quyền chấm dứt Hợp Đồng này theo như Mục 11.1.5 nếu Bên Mua có vi phạm nghiêm trọng đến Hợp Đồng này vào thời điểm thông báo về chấm dứt hợp đồng được gửi tới;

11.1.6

by the Shareholders (acting jointly), if, prior to the Closing Date, the Acquiror is in material breach of any representation, warranty, covenant or agreement herein contained and such breach shall not be cured within 10 days of the date of notice of default served by the Shareholders claiming such breach or, if such breach is not curable within such 10 day period, such longer period of time as is necessary to cure such breach; provided, however, that the right to terminate this Agreement pursuant to this Section 11.1.6 shall not be available to the Shareholders (acting jointly) if any Shareholder is in material breach of this Agreement at the time notice of termination is delivered.

bởi các Cổ Đông (cùng với nhau), nếu trước Ngày Đóng, Bên Mua vi phạm nghiêm trọng đến bất cứ giải trình, sự bảo lãnh, những thỏa thuận hay sự đồng ý nào được nói đến trong đây và nếu những sự vi phạm đó không được xử lý trong vòng 10 ngày kể từ ngày có giấy thông báo về vi phạm bởi các Cổ Đông về những vi phạm đó; tuy nhiên, miễn là các Cổ Đông (cùng với nhau) sẽ không có  quyền chấm dứt Hợp Đồng này theo như Mục 11.1.6 nếu bất kỳ Cổ Đông nào có vi phạm nghiêm trọng đến Hợp Đồng này vào thời điểm thông báo về chấm dứt hợp đồng được gửi tới;

11.2

Effect of Termination.

Ảnh Hưởng của Chấm Dứt Hợp Đồng

11.2.1

If the Acquiror terminates this Agreement pursuant to Section 11.1.5 or the Shareholders (acting jointly) terminate this Agreement pursuant to Section 11.1.6, then the non-terminating party shall immediately pay to the terminating party a termination fee equal to $50,000 in cash (the "Termination Fee").

Nếu Bên Mua chấm dứt Hợp Đồng này theo Mục 11.1.5 hoặc nếu các Cổ Đông (cùng với nhau) chấm dứt Hợp Đồng này theo Mục 11.1.6, khi đó bên không-chấm-dứt-hợp-đồng sẽ ngay lập tức trả cho bên chấm-dứt-hợp-đồng một khoản phí chấm dứt hợp đồng tương đương $50,000 (gọi là “Phí Chấm Dứt Hợp Đồng”).

11.2.2

Each party's right of termination under Section 11.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 11.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 5.12, 6.11, 11.2, and 13 will survive; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by another party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of another party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

Quyền của mỗi bên trong việc chấm dứt hợp đồng theo Mục 11.1 đi kèm với những quyền lợi khác mà mỗi bên có thể có theo Hợp Đồng này hoặc những văn bản tương đương, và việc thực thi quyền chấm dứt hợp đồng sẽ không phải là một quyền chọn hình thức bồi thường. Nếu Hợp Đồng này bị chấm dứt theo như Mục 11.1, thì tất cả những nghĩa vụ xa hơn của các bên theo Hợp Đồng này sẽ bị hủy bỏ, ngoại trừ những nghĩa vụ trong Phần 5.12, 6.11, 11.2 và 13 vẫn tồn tại; tuy nhiên, miễn là Hợp Đồng này bị hủy bỏ bởi một bên với lý do là Hợp Đồng đã bị vi phạm bởi một bên kia hoặc với lý do là một hay nhiều điều kiện đối với các nghĩa vụ của bên chấm-dứt-hợp-đồng theo Hợp Đồng này không được đáp ứng do một bên kia đã không tuân thủ theo những nghĩa vụ của mình theo Hợp Đồng này, quyền của bên chấm-dứt-hợp-đồng trong việc đòi hỏi một giải pháp bồi thường sẽ duy trì việc chấm dứt hợp đồng không bị ảnh hưởng.

SECTION XII

INDEMNIFICATION; REMEDIES

VIỆC BỒI HOÀN; CÁC GIẢI PHÁP BỒI THƯỜNG

12.1

Survival. All representations, warranties, covenants, and obligations in this Agreement shall survive the Closing and expire on the sixth anniversary of the Closing (the "Survival Period"). The right to indemnification, payment of Damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages, or other remedy based on such representations, warranties, covenants, and obligations.

Sự duy trì. Tất cả các giải trình, sự bảo lãnh, những thỏa thuận và nghĩa vụ trong Hợp Đồng này sẽ duy trì Việc Đóng và sẽ hết hiệu lực vào năm thứ sáu của Thời Điểm Đóng (gọi là “Thời Hạn Duy Trì”). Quyền được bồi hoàn, chi trả cho những Thiệt Hại hay những giải pháp bồi thường khác dựa trên những giải trình, sự bảo lãnh, những thỏa thuận và nghĩa vụ sẽ không bị ảnh hưởng bởi bất cứ sự điều tra nào được tiến hành, hay bất cứ thông tin nào được ghi nhận (hay có thể được ghi nhận) vào bất cứ thời điểm nào, bất kể trước hay sau việc thực thi và thi hành Hợp Đồng này hoặc Ngày Đóng, liên quan tới sự chính xác hoặc không chính xác của việc tuân thủ , bất cứ giải trình, sự bảo lãnh, những thỏa thuận hay nghĩa vụ nào. Sự miễn trừ bất cứ điều kiện nào dựa trên sự chính xác của bất cứ giải trình hay bảo lãnh nào, hoặc trên việc thực thi hay tuân theo bất cứ thỏa thuận hay ràng buộc nào, sẽ không ảnh hưởng tới quyền được bồi hoàn, chi trả cho những Thiệt Hại hoặc những giải pháp bồi thường khác dựa trên những giải trình, sự bảo lãnh, những thỏa thuận và ràng buộc đó.

12.2

Indemnification by the Acquiror Shareholders.

Việc Bồi Hoàn của những Cổ Đông Bên Mua.

12.2.1

From and after the Closing until the expiration of the Survival Period, each of the "Principal Acquiror Shareholders shall indemnify and hold harmless the Acquiror, Company and the Shareholders (collectively, the "Company Indemnified Parties"), from and against any Damages arising, directly or indirectly, from or in connection with:

Kể từ và sau Thời điểm Đóng cho đến hết Thời Hạn Duy Trì, mỗi một “Cổ Đông Trọng Yếu Của Bên Mua sẽ bồi hoàn và bảo vệ Bên Mua, Công Ty và các Cổ Đông (cùng với nhau, gọi là “Bên Được Bảo Hiểm”) khỏi và chống lại bất cứ Thiệt Hại phát sinh trực tiếp hay gián tiếp nào, bất nguồn từ (hay) mà nó liên quan tới:

(a)        any breach of any representation or warranty made by the Acquiror or the Acquiror Shareholders in this Agreement or in any certificate delivered by the Acquiror pursuant to this Agreement; or

Bất kỳ vi phạm nào của bất kỳ giải trình hay bảo lãnh nào thực hiện bởi Bên Mua hay các Cổ Đông Của Bên Mua trong Hợp Đồng này hay trong bất cứ văn bản nào được thực hiện bởi Bên Mua theo Hợp Đồng này; hoặc

 (b)       any breach by the Acquiror or the Acquiror Shareholders of any covenant or obligation of the Acquiror in this Agreement required to be performed by the Acquiror or the Acquiror Shareholders on or prior to the Closing Date.

Bất kỳ vi phạm nào của Bên Mua hay các Cổ Đông Của Bên Mua đối với bất cứ thỏa thuận hay ràng buộc nào của Bên Mua trong Hợp Đồng này cần được Bên Mua hay các Cổ Đông Của Bên Mua thực thi vào hay trước Ngày Thời Điểm Đóng.

12.3

Limitations on Amount - the Acquiror. No Company Indemnified Party shall be entitled to indemnification pursuant to Section 12.3, unless and until the aggregate amount of Damages to all Company Indemnified Parties with respect to such matters under Section 12.3.1 exceeds $50,000, at which time, the Company Indemnified Parties shall be entitled to indemnification for the total amount of such Damages in excess of $50,000.

Giới Hạn Giá Trị – Bên Mua. Bên Được Bảo Hiểm sẽ không được nhận những khoản bồi hoàn nào theo Mục 12.3 trừ khi và cho đến khi tổng giá trị Thiệt Hại đối với những Bên Được Bảo Hiểm về những việc theo Mục 12.3.1 vượt quá $50,000, vào thời điểm đó các Bên Được Bảo Hiểm sẽ được nhận khoản bồi hoàn cho tổng giá trị Thiệt Hại vượt quá $50,000 đó.

12.4

Determining Damages. Materiality qualifications to the representations and warranties of the Company and the Acquiror shall not be taken into account in determining the amount of Damages occasioned by a breach of any such representation and warranty for purposes of determining whether the baskets set forth in Section 12.3 has been met.

Đánh Giá Mức Độ Thiệt Hại. Những đánh giá mức độ trọng yếu của các giải trình và bảo lãnh của Công Ty và Bên Mua sẽ không được xét đến trong khi đánh giá giá trị Thiệt Hại liên quan tới việc vi phạm các giải trình và bảo lãnh đó với mục đích xác định liệu những điều khoản được nhắc tới trong Mục 12.3 có được đáp ứng hay không.

12.5

Breach by Shareholders. Nothing in this Section 12 shall limit the Acquiror's right to pursue any appropriate legal or equitable remedy against any Shareholder with respect to any Damages arising, directly or indirectly, from or in connection with: (a) any breach by such Shareholder of any representation or warranty made by such Shareholder in this Agreement or in any certificate delivered by such Shareholder pursuant to this Agreement or (b) any breach by such Shareholder of its covenants or obligations in this Agreement. All claims of the Acquiror pursuant to this Section 12.1 shall be brought by the Acquiror Shareholders on behalf of the Acquiror and those Persons who were stockholders of the Acquiror immediately prior to the Closing.

Vi Phạm của các Cổ Đông. Không có điều gì trong Mục 12 này giới hạn quyền của Bên Mua trong việc theo đuổi những giải pháp bồi thường phù hợp hay pháp lý tương xứng đối với bất cứ Cổ Đông nào liên quan đến những Thiệt Hại trực tiếp hay gián tiếp phát sinh từ hoặc liên quan tới: (a) bất cứ vi phạm nào của Cổ Đông đó đối với các giải trình hay bảo lãnh được của Cổ Đông trong Hợp Đồng hay trong bất cứ văn bản nào nào được Cổ Đông thực hiện theo Hợp Đồng này, hoặc (b) bất cứ vi phạm nào của Cổ Đông đó đối với những thỏa thuận hay ràng buộc trong Hợp Đồng này. Tất cả những yêu cầu về quyền lợi của Bên Mua theo Mục 12.1 sẽ không được các Cổ Đông Của Bên Mua đề cập dưới tư cách là đại diện cho Bên Mua, và cũng sẽ không được đề cập bởi những Bên nắm giữ cổ phiếu của Bên Mua, ngay trước Thời Điểm đóng.

SECTION XIII

GENERAL PROVISIONS

CÁC ĐIỀU KHOẢN CHUNG

13.1

Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

Chi phí. Trừ khi có những giải trình khác từ Hợp Đồng này, mỗi bên trong Hợp Đồng sẽ chịu khoản chi phí tương ứng phát sinh trong giai đoạn chuẩn bị, thi hành và thực hiện Hợp Đồng này và các giao dịch được dự kiến phát sinh từ Hợp Đồng này, bao gồm tất cả các khoản lệ phí và chi phí cho các đại lý, đại diện, tư vấn và kế toán. Vào lúc chấm dứt Hợp Đồng này, trách nhiệm chi trả các khoản phí tổn của mỗi bên sẽ căn cứ theo bất cứ quyền của bên đó có được do bên kia vi phạm Hợp Đồng.

13.2

Public Announcements. The Acquiror may, but no later than three days following the effective date of this Agreement, issue a press release disclosing the transactions contemplated hereby. Between the date of this Agreement and the Closing Date, the Company and the Acquiror shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication and shall incorporate into such public statement, filing or other communication the reasonable comments of the other party.

Thông Cáo Báo Chí. Bên Mua có thể, nhưng không trễ hơn 3 ngày sau ngày Hợp Đồng này bắt đầu hiệu lực, ban hành 1 thông cáo cho báo giới trong đó tiết lộ những giao dịch đã được dự liệu ở đây. Trong khoảng thời gian từ ngày ký kết Hợp Đồng đến Ngày Đóng, Công Ty và Bên Mua sẽ tư vấn cho nhau về việc phát hành thông cáo báo chí hoặc những phát ngôn khác trước công chúng hoặc việc lập tài liệu và các tiếp xúc khác với Ủy Ban cũng như bất kỳ cơ quan điều tiết hoặc thị trường chứng khoán hoặc cơ quan giao dịch nào về các giao dịch được dự liệu ở đây và sẽ không bên nào phát hành bất kỳ thông cáo báo chí hoặc phát biểu trước công chúng, các hồ sơ hay tiếp xúc nào mà không có văn bản ưng thuận trước của bên kia, sự ưng thuận không bị giới hạn hoặc trì hoãn một cách vô lý, ngoại trừ trường hợp không yêu cầu có bản ưng thuận trước nếu tiết lộ đó được yêu cầu bởi luật pháp và bên tiết lộ sẽ phải gửi thông báo trước cho bên kia về các bài phát biểu trước công chúng, các hồ sơ hay tiếp xúc, được đính kèm ý kiến hợp lý của bên kia.

13.3

Confidentiality.

Tính bảo mật.

13.3.1

Subsequent to the date of this Agreement, the Acquiror, the Acquiror Shareholders the Shareholders and the Company will maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the transactions contemplated by this Agreement, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any required filing with the Commission, or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

Kể từ ngày Hợp Đồng có hiệu lực, Bên Mua, Cổ Đông Bên Mua, Cổ Đông Công Ty và Công Ty sẽ tiếp tục giữ kín và sẽ đảm rằng các giám đốc, quản lý, nhân viên, người đại diện và cố vấn của mình cũng giữ kín, bất kỳ thông tin miệng, văn bản hoặc thông tin có được nào khác đối với một bên khác có liên quan trong Hợp Đồng hoặc các giao dịch được dự liệu ở đây, ngoại trừ (a) những thông tin mà bên đó hoặc những người khác đã biết mà không bị ràng buộc bởi nghĩa vụ bảo mật, hoặc những thông tin được công khai không phải do lỗi bên đó, (b) việc dùng những thông tin như vậy là cần thiết hay phù hợp để chuẩn bị bất cứ hồ sơ do Ủy Ban yêu cầu nào, hoặc để bất cứ có sự cho phép hay thỏa thuận theo yêu cầu nào nhằm thực hiện các giao dịch được quy định trong Hợp Đồng, hoặc (c) sự trang bị hay sử dụng những thông tin trên được yêu cầu bởi hay phù hợp và cần thiết với các tranh chấp pháp lý.

13.3.2

In the event that any party is required to disclose any information of another party pursuant to clause (b) or (c) of Section 13.3.1, the party requested or required to make the disclosure (the "disclosing party") shall provide the party that provided such information (the "providing party") with prompt notice of any such requirement so that the providing party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 13.3. If, in the absence of a protective order or other remedy or the receipt of a waiver by the providing party, the disclosing party is nonetheless, in the opinion of counsel, legally compelled to disclose the information of the providing party, the disclosing party may, without liability hereunder, disclose only that portion of the providing party's information which such counsel advises is legally required to be disclosed, provided that the disclosing party exercises its reasonable efforts to preserve the confidentiality of the providing party's information, including, without limitation, by cooperating with the providing party to obtain an appropriate protective order or other relief assurance that confidential treatment will be accorded the providing party's information.

Trong thời điểm một bên nào đó được yêu cầu phải tiết lộ thông tin của bên kia chiếu theo điều khoản (b) hay (c) của Mục 13.3.1, bên được yêu cầu phải thực hiện việc khai trình (“bên khai trình”) sẽ cho bên cung cấp các thông tin trên (“bên cung cấp”) một lưu ý tức thời về bất kỳ quy định nào như vậy để bên cung cấp có thể tìm kiếm một lệnh bảo vệ hoặc một phương án phù hợp và/hoặc điều khoản miễn trừ tuân thủ theo Mục 13.3. Nếu, trong trường hợp không có lệnh bảo vệ hay phương án hay sự chấp nhận miễn trừ nào từ bên cung cấp, bên khai trình vẫn, theo ý kiến của cố vấn, cũng sẽ bị cưỡng chế phải khai trình các thông tin của bên cung cấp, bên khai trình có thể, không bị ràng buộc bởi nghĩa vụ nào ở đây, chỉ khai báo phần thông tin từ bên cung cấp mà được cố vấn cho là được yêu cầu khai báo theo luật pháp, với điều kiện là bên khai trình phải có những nỗ lực hợp lý để bảo toàn tính bảo mật đối với các thông tin từ bên cung cấp, bao gồm nhưng không giới hạn trong việc hợp tác với bên cung cấp để có lệnh bảo vệ thích hợp hay bảo hiểm cứu tế mà công tác bảo mật hoàn toàn phù hợp với thông tin từ bên cung cấp.

13.3.3

If the transactions contemplated by this Agreement are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

Nếu các giao dịch được dự tính phát sinh trong bản Hợp Đồng này không được hoàn thành, mỗi bên sẽ trả lại hoặc tiêu hủy đúng lượng thông tin trên văn bản mà bên kia có thể yêu cầu chính đáng.

13.4

Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by written notice to the other parties):

Các thông báo. Tất cả các thông báo, cho phép, điều khoản miễn trừ hay các hình thức liên lạc  khác theo Hợp Đồng này phải được thể hiện trên văn bản và được cho rằng thỏa đáng khi (a) được chuyển giao tận nơi (có xác nhận bằng văn bản), (b) được gửi bằng máy fax (có xác nhận bằng văn bản), hoặc (c) nhận được qua thư, nếu gửi bằng dịch vụ chuyển thư 24/24 trong nước (yêu cầu có biên nhận), trong từng trường hợp đối với địa chỉ và số fax phù hợp dưới đây (hoặc đối với những địa chỉ và số fax khác như một bên có thể chỉ định bằng văn bản lưu ý cho các bên khác):

If to Acquiror:	With a copy to:
Ensign Services, Inc. 914 Park Knoll Lane Katy, TX 77450 Attention: Patricia G. Skarpa	Gary B. Wolff, P.C 488 Madison Avenue, Suite 1100 New York, NY 10022 Attention: Gary B. Wolff Telephone No.: 212-644-6446 Facsimile No.: 212-644-6498
Nếu gửi đến Bên Mua:	Với 1 bản copy đến:
Ensign Services, Inc. 914 Park Knoll Lane Katy, TX 77450 Người nhận: Patricia G. Skarpa	Gary B. Wolff, P.C 488 Madison Avenue, Suite 1100 New York, NY 10022 Người nhận: Gary B. Wolff Telephone No.: 212-644-6446 Bản sao số: 212-644-6498

If to Company:	With a copy to: Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, NY 10006
Attention: Telephone No.: Facsimile No.:	Attention: Richard A. Friedman Telephone No.: (212) 930-9700 Facsimile No.: (212) 930-9725
Nếu gửi đến Công ty:	Với 1 bản copy đến: Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, NY 10006
Người nhận: Telephone No.: Bản sao số:	Người nhận: Richard A. Friedman Telephone No.: (212) 930-9700 Bản sao số: (212) 930-9725

13.5

Arbitration. Any dispute or controversy under this Agreement shall be settled exclusively by arbitration in the City of New York, County of New York in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitration award in any court having jurisdiction.

Trọng Tài. Bất kỳ tranh chấp hay mâu thuẫn nào theo bản Hợp Đồng này sẽ được độc quyền sắp đặt theo luật Trọng Tài  Thành phố New York, Hạt New York theo những luật lệ của Hội Đồng Trọng tài Hoa Kỳ được áp dụng. Án  có thể được áp dụng theo quyết định phân xử của bất kỳ tòa án nào có thẩm quyền.

13.6

Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

Các Bảo Đảm Thêm. Các bên đồng ý việc (a) cung cấp thêm thông tin cho nhau theo yêu cầu, (b) thực hiện và trao các tài liệu khác cho nhau, và (c) có những hành động hoặc sự việc khác, theo như bên kia có thể yêu cầu một cách hợp lý nhằm thực hiện nội dung của Hợp Đồng này và các tài liệu được đề cập trong Hợp Đồng

13.7

Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

Điều Khoản Miễn Trừ. Những quyền và giải pháp của các bên trong Hợp Đồng được tích lũy lại và không có tính thay thế. Dù các bên có hoãn hay thất bại trong việc thực hiện quyền, quyền lực hoặc đặc quyền nào theo như Hợp Đồng này hay các tài liệu được chỉ rõ trong Hợp Đồng cũng không có tác dụng như các điều khoản miễn trừ đối với các quyền, quyền lực hay đặc quyền đó, và không có việc thực hiện đơn lẻ hay một phần các quyền, quyền lực hay đặc quyền nào sẽ ngăn trở việc tiếp tục thực thi các quyền, quyền lực hay đặc quyền đó hoặc việc thực hiện các quyền, quyền lực hay đặc quyền khác. Trong phạm vi tối đa được cho phép bởi việc áp dụng luật, (a) không có yêu cầu hoặc quyền nào phát sinh ngoài Hợp Đồng, hay các tài liệu được chỉ rõ trong Hợp Đồng có thể bị hủy bỏ bởi một bên, toàn phần hay một phần, bởi điều khoản miễn trừ hay từ bỏ các yêu cầu và quyền lợi trừ khi được làm xác nhận bằng văn bản; (b) không có điều khoản miễn trừ nào do một bên thực hiện sẽ được áp dụng ngoại trừ được đưa vào trong một trường hợp cụ thể; và (c) không có thông báo hay đòi hỏi nào đối với một bên được cho là một điều khoản miễn trừ đối với bất kỳ nghĩa vụ của bên đó hay với quyền của bên đưa ra thông báo hay đòi hỏi phải có hành động thêm mà không có thông báo hay đòi hỏi nêu ra  trong bản Hợp Đồng này hoặc các tài liệu tham chiếu đến trong Hợp Đồng này.

13.8

Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party against whom the enforcement of such amendment is sought.

Toàn bộ Hợp đồng và Sự sửa đổi. Bản Hợp Đồng này thay thế cho tất cả những giao ước trước đó giữa các bên về nội dung chủ yếu trong Hợp Đồng và cấu thành một văn bản hoàn chỉnh và độc quyền về các điều khoản thống nhất giữa các bên về nội dung chủ yếu (cùng với những tài liệu được chỉ rõ trong Hợp Đồng). Hợp đồng này không được chỉnh sửa trừ khi có một thỏa thuận bằng văn bản có hiệu lực bắt buộc phải phải chỉnh sửa của bên kia.

13.9

Assignments, Successors, and No Third-Party Rights. No party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties. Except as set forth in Section 8.6 and Section 12.3, nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

Chuyển nhượng, Người thừa kế và Quyền không có bên thứ 3. Không bên nào có thể chuyển nhượng bất kỳ quyền nào theo Hợp Đồng này mà không có sự chấp thuận trước của các bên khác. Theo ý trên, Hợp Đồng này sẽ áp dụng, có tính ràng buộc trong mọi khía cạnh, có lợi cho, và có thể được thi hành bởi những người thừa kế tương ứng và các chuyển nhượng được cho phép bởi các bên. Ngoại trừ như trong Mục 8.6 và Mục 12.3, không có điều khoản nào trong hợp đồng được hiểu là sẽ cho phép bất cứ Pháp Nhân nào khác ngoài các bên trong Hợp Đồng có bất kỳ quyền lợi công bằng hay hợp pháp, biện pháp, hay yêu sách nào chiếu theo Hợp Đồng hoặc bất kỳ điều khoản nào của Hợp Đồng. Hợp Đồng này và tất cả các điều khoản và điều kiện của nó dành cho lợi ích độc quyền và đơn lẻ của các bên trong Hợp Đồng cũng như người được thừa hưởng và chuyển nhượng.

13.10

Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Tính riêng rẽ. Nếu bất kỳ điều khoản nào của Hợp Đồng này bị tòa án có thẩm quyền cho là không hiệu lực hay không thể thực thi, những điều khoản khác của Hợp Đồng vẫn có đầy đủ hiệu lực. Bất kỳ điều khoản nào của Hợp Đồng bị xem là vô hiệu lực hoặc không có tính thực thi chỉ trong một phần hoặc một mức độ thì phần còn lại của điều khoản đó vẫn được giữ nguyên tính hiệu lực và thực thi.

13.11

Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

Các đề mục, Sự giải thích. Các tiêu đề của các Mục trong Hợp Đồng được đặt ra chỉ nhằm mục đích thuận tiện chứ không ảnh hưởng gì đến ý nghĩa cũng như sự giải thích ý nghĩa trong Hợp Đồng. Tất cả những “Mục” hay “các Mục” được dùng để nói đến Mục hay những Mục tương ứng trong Hợp Đồng này. Tất cả từ ngữ dùng trong Hợp Đồng này sẽ được hiểu như những chủng loại hay số lượng phù hợp với yêu cầu ngữ cảnh. Ngoại trừ được dùng hoàn toàn khác đi, từ “bao gồm” không giới hạn những từ hoặc điều khoản đi trước đó.

13.12

Governing Law. This Agreement will be governed by the laws of the State of New York without regard to conflicts of laws principles.

Luật điều khiển. Hợp đồng này sẽ được điều khiển bởi các luật lệ của Bang New York mà không quan tâm đến các xung đột nguyên lý luật.

13.13

Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

Bản Sao. Hợp đồng này sẽ được làm thành một hay nhiều phần bản, mỗi bản được xem như là một bản sao nguyên gốc của Hợp Đồng này và tất cả các bản đó, khi được ghép lại cùng nhau, sẽ được xem như một Hợp Đồng giống nhau duy nhất.

COUNTERPART SIGNATURE PAGE

 TRANG CHỮ KÝ

IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

 Hai bên cùng thỏa thuận thực hiện và thực thi Hợp Đồng Chuyển Đổi Cổ Phiếu này kể từ ngày được đề cập đầu tiên ở trên.

ACQUIROR

ENSIGN SERVICES, INC.

By: /s/ Patricia Skarpa

Name: Patricia Skarpa

Title: President

Witness

Acquiror Shareholders

Name:	Witness
No. of Shares

Name:	Witness
No. of Shares

COUNTERPART SIGNATURE PAGE

TRANG CHỮ KÝ

(DÀNH CHO CÁC ĐỢT PHÁT HÀNH THEO QUY ĐỊNH S)

IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

Hai bên cùng thỏa thuận thực hiện nghiêm túc và giao Hợp đồng Chuyển đổi Cổ phiếu kể từ ngày được đề cập đầu tiên ở trên.

THE COMPANY:

TIN NGHIA PETROL JOINT-STOCK COMPANY

By: /s/ Quach Van Duc

Name: Quach Van Duc

Title: Chairman

Witness

TÊN PHÁP NHÂN

Ký bởi: /s/ Quach Van Duc

Tên:  Quach Van Duc

Chức danh: Chairman

COMPANY SHAREHOLDERS:

Mr. Quach Van Duc	Witness

Mr. Le Huu Tinh	Witness

Ms. Nguyen Thi bach Huong	Witness

Mr. Do Van Thang	Witness

Mr. Le van Danh	Witness

EXHIBIT BB

PHỤ LỤC BB

SHARES AND ACQUIROR SHARES TO BE EXCHANGED

CỔ PHIẾU VÀ CỔ PHIẾU CỦA BÊN MUA ĐƯỢC CHUYỂN ĐỔI

Total Shares to be delivered by the Shareholders to Acquiror: __________________________

Tổng số cổ phiếu do cổ đông chuyển giao cho bên mua: __________________________

Total Acquiror Shares to be delivered by the Acquiror to the Shareholders: ________________

Tổng số cổ phiếu của bên mua được bên mua chuyển cho các cổ đông: ________________

Name & Address of Each Shareholder	No. of Shares Owned	Percentage of Total Shares Owned	Percentage of Acquiror’s Shares of Common Stock Immediately After Closing	Percentage of Total Acquiror Shares Issuable at Closing	Pro-Rata Share of Closing Acquiror Shares

Tên và địa chỉ của mỗi cổ đông	Số lượng cổ phiếu sở hữu	Phầm trăm tổng cổ phiếu sở hữu	Phầm trăm cổ phiếu thường chia cho bên mua ngay sao khi kết thúc dịch vụ	Phần trăm tổng cổ phiếu có thể phát hành vào thời điểm kết thúc dịch vụ chia cho bên mua	Phần chia theo tỷ lệ của cổ phiếu bên mua vào thời điểm kết thúc dịch vụ

1

The address for each Shareholder is c/o

Địa chỉ của từng Cổ Đông là c/o

2

Numbers do not add up to 100% due to rounding.

Số không được tính cộng thêm đến 100% do làm tròn.

3

Numbers do not add up to 100% due to rounding

Số không được tính cộng thêm đến 100% do làm tròn.

EXHIBIT C

PHỤ LỤC C

DEFINITION OF "ACCREDITED INVESTOR"

ĐỊNH NGHĨA “NHÀ ĐẦU TƯ ĐƯỢC CÔNG NHẬN”

The term "accredited investor" means:

Thuật ngữ “Nhà đầu tư được công nhận” được hiểu như sau:

1.

A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or

a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small  Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

 Một ngân hàng như đã định nghĩa ở Mục 3(a)(2) của Luật Chứng Khoán, hoặc một tổ chức tiết kiệm và cho vay như định nghĩa ở Mục 3(a)(5) của Luật Chứng Khoán, dù hoạt động với tư cách cá nhân hay ủy thác; một nhà môi giới hoặc trung gian đã đăng ký chiếu theo Mục 15 của Luật Giao Dịch Chứng Khoán năm 1934; một công ty bảo hiểm đã được định nghĩa ở Mục 2(13) của Luật Chứng Khoán; một công ty đầu tư đã đăng ký dưới Đạo Luật Công Ty Đầu Tư năm 1940 hoặc một công ty phát triển kinh doanh như được định nghĩa ở Mục 2(a)(48) của Đạo Luật Công Ty Đầu Tư; một Công Ty Đầu Tư Kinh Doanh Nhỏ được Cục Quản Lý Doanh Nghiệp Nhỏ của Mỹ cấp phép theo Mục 301(c) hoặc (d) của Đạo Luật Đầu Tư Kinh Doanh nhỏ năm 1958; một dự án do một bang lập nên và duy trì, các phân mảng chính trị của nó hay bất kỳ đại diện, cơ quan nào của bang hoặc những phân mảng chính trị vì quyền lợi của nhân viên, nếu dự án như vậy có tổng tài sản vượt quá 5 triệu USD; một dự án vì lợi ích nhân viên theo như Quy Định Bảo Mật Lương Hưu cho Người lao động năm 1974 (“ERISA”), nếu quyết định đầu tư nằm trong tay người được ủy thác dự án, như được định nghĩa trong Mục 3(21) của ERISA; người được ủy thác đó có thể là một ngân hàng, tổ chức tiết kiệm và cho vay, công ty bảo hiểm, hoặc có thể là cố vấn đầu tư có đăng ký, hoặc nếu bản dự án lợi ích nhân viên có tổng tài sản vượt mức 5 triệu USD hoặc, nếu là dự án tự thực hiện, với các quyết định đầu tư chỉ xuất phát từ những nhà đầu tư được công nhận.

2.

A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

Một công ty phát triển doanh nghiệp tư nhân như định nghĩa ở Mục 202(a)(22) của Đạo Luật Cố Vấn Đầu Tư năm 1940.

3.

An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

Một tổ chức được định nghĩa ở Mục 501(c)(3) trong Bộ Luật Doanh Thu Nội Bộ, công ty, Massachusetts hoặc quỹ ủy thác tương tự, hoặc hùn vốn, không được thành lập nhằm mục đích rõ ràng là muốn giành được chứng khoán được chào bán, với tổng tài sản vượt 5 triệu USD.

4.

A director or executive officer of the Acquiror.

Một Giám đốc hoặc Giám đốc điều hành của bên mua.

5.

A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000.

Một thể nhân thường có giá trị sở hữu cá nhân thực hoặc giá trị sở hữu liên kết thực với vợ/ chồng cá nhân đó, tại thời điểm giá trị mua của anh ta/ cô ta vượt 1 triệu USD.

6.

A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

Một thể nhân có thu nhập cá nhân quá 200,000 USD ở mỗi trong 2 năm gần nhất hoặc thu nhập chung với vợ/chồng cá nhân đó ở mỗi trong những năm đó và có một kỳ vọng chính đáng là đạt được cùng mức thu nhập trong năm hiện tại.

7.

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

Một quỹ ủy thác, với tổng tài sản vượt mức 5 triệu USD, không được lập nên cho mục đích cụ thể là có được chứng khoán được chào bán, với việc mua chứng khoán được chỉ đạo bởi một cá nhân tinh tế như đã được định nghĩa trong Luật 506(b)(2)(ii)(ví dụ: một cá nhân có vốn kiến thức và kinh nghiệm về tài chính cũng như các vấn đề kinh doanh mà anh ta có khả năng đánh giá phẩm chất và rủi ro của sự đầu tư sắp tới).

8.

An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Shareholder must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

Một pháp nhân có tất cả chủ vốn cổ phần là các nhà đầu tư được công nhận. (Nếu sự lựa chọn này được kiểm tra, Cổ đông phải xác định mỗi một chủ sở hữu vốn và cung cấp các văn bằng do mỗi chủ sở hữu ký, miêu tả quá trình được công nhận của nhà đầu tư.)

DEFINITION OF "U.S. PERSON"

ĐỊNH NGHĨA CỦA “Thể Nhân Hoa Kỳ”

1.

"U.S. person" (as defined in Regulation S) means:

“Thể nhân Hoa Kỳ” (như được định nghĩa trong Quy định S) có nghĩa là:

i.

Any natural person resident in the United States;

Bất kỳ công dân bình thường nào trên nước Hoa Kỳ;

ii.

any partnership or corporation organized or incorporated under the laws of the United States;

Bất kỳ công ty hùn vốn hay Thể nhân nào được sắp xếp và liên kết theo những điều luật của Hoa Kỳ;

iii.

Any estate of which any executor or administrator is a U.S. person;

Bất kỳ tài sản nào mà người điều hành hoặc quản trị là công dân Hoa Kỳ;

iv.

Any trust of which any trustee is a U.S. person;

Bất kỳ quỹ ủy thác nào có người được ủy thác là công dân Hoa Kỳ;

v.

Any agency or branch of a foreign entity located in the United States;

Bất kỳ đại diện hoặc chi nhánh nào của Thể nhân nước ngoài trú đóng ở Hoa Kỳ;

vi.

Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

Bất kỳ tài khoản bất tùy nghi và tài khoản tương tự (ngoài tổng tái sản cá nhân hoặc quỹ ủy thác) do một nhà môi giới hoặc đơn vị được ủy thác khác nắm giữ vì quyền lợi hay tài khoản của một công dân Hoa Kỳ;

vii.

Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

Bất kỳ tài khoản tùy nghi hoặc tài khoản tương tự (ngoài tổng tài sản cá nhân hoặc quỹ ủy thác) được nắm giữ bởi một nhà môi giới hoặc đơn vị được ủy thác khác được tổ chức, tập hợp, hoặc (nếu là một cá nhân) một công dân Hoa Kỳ; và

viii.

Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

 Bất kỳ công ty hợp doanh hoặc Thể nhân nếu: (A) được tổ chức hoặc tập hợp theo các điều luật của bất kỳ quyền hạn xét xử nào; và (B) được lập ra bởi 1 công dân Hoa Kỳ chủ yếu là nhằm mục đích đầu tư vào chứng khoán chưa được đăng ký theo Luật Chứng khoán, trừ khi Thể nhân đó được tổ chức hay liên kết, và được sở hữu bởi các nhà đầu tư được công nhận (như trong Luật 501(a) có định nghĩa), những người mà không được xem là cá nhân bình thường,

2.

Notwithstanding paragraph (1) above, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

Bất kể đoạn (1) ở trên, bất kỳ tài khoản tùy nghi hay tài khoản tương tự (ngoài tài sản thực hay quỹ ủy thác) được nhà môi giới hoặc người được ủy thác chuyên nghiệp giữ vì lợi ích và tài khoản của một cá nhân ngoài Hoa Kỳ, hoặc (nếu là một cá nhân) công dân trên nước Hoa Kỳ sẽ không được xem là “Thể nhân Hoa Kỳ”.

3.

Notwithstanding paragraph (1), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

Bất kể đoạn (1) ở trên, bất kỳ tài sản thực nào có người được ủy thác chuyên nghiệp hoạt động như người thi hành hay quản lý là một Thể nhân Hoa Kỳ thì sẽ không được xem là Thể nhân Hoa Kỳ nếu:

i.

An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

Một thi hành viên hoặc quản trị viên của tài sản thực đó mà không phải là Thể nhân Hoa Kỳ có quyền tùy nghi đầu tư lẻ hay số đông đối với tài sản thực; và

ii.

The estate is governed by foreign law.

Tài sản thực được điều hành bởi luật nước ngoài.

4.

Notwithstanding paragraph (1), any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

Bất kể đoạn (1) ở trên, bất kỳ quỹ ủy thác nào có người được ủy thác chuyên nghiệp hoạt động như một người thụ thác là một Thể nhân Hoa Kỳ sẽ không được xem là một Thể nhân Hoa Kỳ nếu một người thụ thác không phải Thể nhân Hoa Kỳ có quyền tùy nghi đầu tư lẻ hay số đông đối với tài sản ủy thác, và không có cá nhân hưởng lợi nào từ quỹ (và không có người ủy thác nếu quỹ ủy thác có thể bị hủy bỏ) là một Thể nhân Hoa Kỳ.

5.

Notwithstanding paragraph (1), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

Bất kể đoạn (1) ở trên, một dự án quyền lợi nhân viên được lập nên và quản lý theo luật của đất nước hơn là Hoa Kỳ và các tập quán và chứng từ thông thường của nước đó không được xem là Thể nhân Hoa Kỳ.

6.

Notwithstanding paragraph (1), any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

 Bất kể đoạn (1) ở trên,  bất kỳ đại lý hay chi nhánh của một Thể nhân Hoa Kỳ đặt bên ngoài nước Hoa Kỳ sẽ không được xem là “một Thể nhân Hoa Kỳ” nếu:

i.

The agency or branch operates for valid business reasons; and

  Đại lý hay chi nhánh đó hoạt động cho những mục đích kinh doanh hợp lệ; và

ii.

The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

Đại lý hay chi nhánh đó tham gia vào hoạt động kinh doanh bảo hiểm hay ngân hàng và lệ thuộc vào bảo hiểm lớn hay quy tắc ngân hàng ở tại địa phương đó.

7.

The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

Quỹ tiền tệ Quốc tế, Ngân hàng cải cách và phát triển Quốc tế, Ngân hàng phát triển Liên Hoa Kỳ, Ngân hàng Phát triển Á Châu, Ngân hàng Phát triển Phi Châu, Liên hiệp quốc, và các đại diện, chi nhánh và các kế hoạch lương hưu, và bất kỳ tổ chức quốc tế tương tự cùng với các đại diện, chi nhánh và các kế hoạch lương hưu sẽ không được xem là Thể nhân Hoa Kỳ.

ACCREDITED INVESTOR REPRESENTATIONS

NHỮNG GIẢI TRÌNH CỦA NHÀ ĐẦU TƯ ĐƯỢC CÔNG NHẬN

Each Shareholder indicating that it is an Accredited Investor, severally and not jointly, further represents and warrants to the Acquiror as follows:

Từng Cổ Đông khẳng định rằng mình là một Nhà Đầu Tư Được Công Nhận, từng người chứ không phải cùng nhau, giải trình và bảo lãnh xa hơn cho Bên Mua những điều sau đây:

1.

Such Shareholder qualifies as an Accredited Investor on the basis set forth on its signature page to this Agreement.

Cổ Đông đó đủ tiêu chuẩn là một Nhà Đầu Tư Được Công Nhận về cơ bản như trong trang chữ ký của Hợp Đồng.

2.

Such Shareholder has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Shareholder's interests in connection with the transactions contemplated by this Agreement.

Cổ Đông đó có đủ kiến thức và kinh nghiệm về tài chính, chứng khoán, đầu tư và các vấn đề kinh doanh khác để có thể bảo vệ lợi ích của mình trong các giao dịch được dự liệu trong bản Hợp Đồng này.

3.

Such Shareholder has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Acquiror Shares.

Cổ Đông đó được tư vấn, trong một chừng mực cần thiết, về thuế, pháp luật, kế toán và tài chính liên quan đến đầu tư của Cổ Đông đó vào Cổ Phiếu Của Bên Mua.

4.

Such Shareholder understands the various risks of an investment in the Acquiror Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Acquiror Shares.

Cổ Đông đó hiểu rõ nhiều rủi ro trong việc đầu tư vào Cổ Phiếu Của Bên Mua và có thể chịu được những rủi ro đó trong một khoảng thời gian không xác định, bao gồm, không có giới hạn, rủi ro mất toàn bộ phần đầu tư vào Cổ Phiếu Của Bên Mua.

5.

Such Shareholder has had access to the Acquiror's publicly filed reports with the SEC.

Cổ Đông đó đã từng đọc các báo các công khai của Bên Mua gửi cho SEC.

6.

Such Shareholder has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Acquiror that such Shareholder has requested and all such public information is sufficient for such Shareholder to evaluate the risks of investing in the Acquiror Shares.

Trong suốt quá trình giao dịch được dự liệu trong bản Hợp Đồng, Cổ Đông đó đã được cung cấp tất cả những thông tin công khai khác về Bên Mua mà Cổ đông đó đã yêu cầu và những tất cả thông tin đó phải đầy đủ để Cổ Đông đánh giá rủi ro đầu tư vào Cổ Phiếu Của Bên Mua.

7.

Such Shareholder has been afforded the opportunity to ask questions of and receive answers concerning the Acquiror and the terms and conditions of the issuance of the Acquiror Shares.

Cổ Đông đó đã có cơ hội hỏi và nhận được trả lời về Bên Mua cũng như các điều khoản và điều kiện của việc bảo hiểm Cổ Phiếu Bên Mua.

8.

Such Shareholder is not relying on any representations and warranties concerning the Acquiror made by the Acquiror or any officer, employee or agent of the Acquiror, other than those contained in this Agreement.

Cổ Đông đó không lệ thuộc vào bất kỳ đại diện và bảo đảm nào về Bên Mua do Bên Mua hoặc bất kỳ viên chức, nhân viên hoặc đại lý nào của Bên Mua lập nên, ngoài những điều được quy định trong Hợp Đồng này.

9.

Such Shareholder is acquiring the Acquiror Shares for such Shareholder's own account, for investment and not for distribution or resale to others.

Cổ Đông đó đang thu Cổ Phiếu của Bên Mua cho tài khoản của chính Cổ Đông, cho đầu tư và không nhằm mục đích phân phối hay bán lại cho người khác.

10.

Such Shareholder will not sell or otherwise transfer the Acquiror Shares, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

Cổ Đông đó sẽ không bán hay chuyển Cổ Phiếu của Bên Mua, ngoại trừ cả (A) việc chuyển những chứng khoán đó được đăng ký theo Luật Chứng Khoán và (B) đã có quyền miễn đăng ký những chứng khoán đó.

11.

Such Shareholder understands and acknowledges that the Acquiror is under no obligation to register the Acquiror Shares for sale under the Securities Act.

Cổ Đông hiểu và biết rằng Bên Mua không có nghĩa vụ phải đăng ký Cổ Phiếu của Bên Mua để bán theo Luật Chứng Khoán.

12.

Such Shareholder consents to the placement of a legend on any certificate or other document evidencing the Acquiror Shares substantially in the form set forth in Section 4.2.5(a).

Cổ Đông đó chấp thuận một ghi chú trên bất kỳ chứng nhận hoặc các tài liệu chứng minh một cách cơ bản Cổ Phiếu của Bên Mua theo trong mẫu ở Mục 4.3.5(a).

13.

Such Shareholder represents that the address furnished by such Shareholder on its signature page to this Agreement and in Exhibit A is such Shareholder's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

Cổ Đông đó tuyên bố rằng địa chỉ được cung cấp bởi chính Cổ Đông trong trang chữ ký của bản Hợp Đồng này và trong Phụ Lục A là nơi thường trú của Cổ Đông nếu Cổ Đông là một cá nhân hoặc là địa chỉ chính của công sở nếu là một công ty hay pháp nhân khác.

14.

Such Shareholder understands and acknowledges that the Acquiror Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Acquiror that has been supplied to such Shareholder and that any representation to the contrary is a criminal offense.

Cổ Đông đó hiểu và biết được rằng Cổ Phiếu Bên Mua chưa được đề nghị bởi bất kỳ ủy ban chứng khoán liên bang hay cơ quan nhà lập pháp nào, và rằng các quyền hạn chưa được xác nhận độ chính xác hay chưa được xác định tính thỏa đáng của bất kỳ thông tin nào về Bên Mua đã được cung cấp cho Cổ Đông đó, và rằng bất kỳ phát ngôn ngược lại nào cũng là vi phạm hình sự.

15.

Such Shareholder acknowledges that the representations, warranties and agreements made by such Shareholder herein shall survive the execution and delivery of this Agreement and the purchase of the Acquiror Shares.

Cổ Đông đó hiểu rằng các phát ngôn, bảo đảm cũng như thỏa thuận do Cổ Đông đó thực hiện tại đây sẽ tồn tại trong suốt quá trình thực thi và trao Hợp Đồng này và quá trình mua Cổ Phiếu Bên Mua.

NON U.S. PERSON REPRESENTATIONS

ĐẠI DIỆN KHÔNG LÀ THỂ NHÂN HOA KỲ

Each Shareholder indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Acquiror as follows:

Mỗi Cổ Đông ghi nhận rằng mình không phải là một thể nhân Mỹ, từng người mà không phải cùng nhau, giải trình và bảo lãnh thêm cho Bên Mua những điều sau đây:

1.

At the time of (a) the offer by the Acquiror and (b) the acceptance of the offer by such Shareholder, of the Acquiror Shares, such Shareholder was outside the United States.

Vào thời điểm của (a) đề nghị bởi Bên Mua và (b) sự chấp nhận đề nghị của Bên Mua của Cổ Đông, những Cổ Đông đó không ở trong nước Mỹ.

2.

No offer to acquire the Acquiror Shares or otherwise to participate in the transactions contemplated by this Agreement was made to such Shareholder or its representatives inside the United States.

Cổ Đông hay hay bất kỳ đại diện nào của mình không nhận được bất kỳ lời đề nghị nào về việc mua các Cổ Phiếu Của Bên Mua, hoặc việc tham gia bất cứ giao dịch dự tính phát sinh trong Hợp Đồng này, trong nước Mỹ.

3.

Such Shareholder is not purchasing the Acquiror Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

Cổ Đông không mua những Cổ Phiếu Của Bên Mua cho quyền lợi hay tài khoản của bất cứ pháp nhân Mỹ nào, hoặc nhằm mục đích chuyển cho bất cứ thể nhân Mỹ nào, mà vi phạm những yêu cầu về đăng ký của Luật Chứng Khoán.

4.

Such Shareholder will make all subsequent offers and sales of the Acquiror Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such Shareholder will not resell the Acquiror Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the "Distribution Compliance Period"), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

Cổ Đông sẽ thực hiện những đề nghị sau đó bà bán những Cổ Phiếu Của Bên Mua,hoặc: (x) bên ngoài nước Mỹ theo Điều Luật S; (y) theo đăng ký dưới Luật Chứng Khoán; hoặc (z) theo một sự miễn giảm phù hợp theo Luật Chứng Khoán. Đặc biệt, những Cổ Đông đó sẽ không bán lại các Cổ Phiếu Của Bên Mua cho bất cứ thể nhân Mỹ nào hay bên trong nước Mỹ trước ngày hết hạn của giai đoạn bắt đầu từ Ngày Đóng và kết thúc vào một năm sau (gọi là “Thời Kỳ Tuân Thủ Phân Phối”), ngoại trừ trường hợp tuân theo đăng ký theo Luật Chứng Khoán hay một miễn giảm từ việc đăng ký theo Luật Chứng Khoán.

5.

Such Shareholder is acquiring the Acquiror Shares for such Shareholder's own account, for investment and not for distribution or resale to others.

Cổ Đông đó đang mua các Cổ Phiếu Của Bên Mua cho tài khoản của chính Cổ Đông nhằm mục đích đầu tư chứ không phân phối hay bán lại cho người khác.

6.

Such Shareholder has no present plan or intention to sell the Acquiror Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Acquiror Shares and is not acting as a Distributor of such securities.

Những Cổ Đông đó không có kế hoạch hay dự định trong hiện tại nào về việc bán các Cổ Phiếu Của Bên Mua trong nước Mỹ hay cho một thể nhân Mỹ nào tại bất kỳ một thời điểm định trước nào, đồng thời không có một thỏa thuận sẵn có nào về việc bán các Cổ Phiếu Của Bên Mua và cũng không hoạt động như một Người Phân Phối của của những chứng khoán đó.

7.

Neither such Shareholder, its Affiliates nor any Person acting on such Shareholder's behalf, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Acquiror Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

Không có bất kỳ Cổ Đông, các Thể Nhân Liên Quan hay bất cứ Thể Nhân nào đại diện cho Cổ Đông đó tham gia, hay có ý định hoặc sẽ tham gia vào bất cứ thỏa thuận về quyền bán, bán khống hay những văn bản hay giao dịch tương tự trong nước Mỹ liên quan tới Cổ Phiếu Của Bên Mua tại bất kỳ thời điểm nào sau Ngày Đóng trong suốt Thời Kỳ Tuân thủ Phân Phối trừ khi tuân theo Luật Chứng Khoán.

8.

Such Shareholder consents to the placement of a legend on any certificate or other document evidencing the Acquiror Shares substantially in the form set forth in Section 4.2.5(b).

Cổ Đông đó cho phép đặt những ghi chú vào bất cứ chứng từ hay văn bản nào khác nhằm làm bằng chứng cho những Cổ Phiếu Của Bên Mua, theo mẫu được thể hiện trong Mục 4.2.5(b).

9.

Such Shareholder is not acquiring the Acquiror Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

Cổ Đông đó không mua các Cổ Phiếu Của Bên Mua trong giao dịch (hay một phần của chuỗi các giao dịch) trong bất kỳ kế hoạch hay dự tính nào nhằm tránh khỏi những điều khoản đăng ký của Luật Chứng Khoán.

10.

Such Shareholder has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Shareholder's interests in connection with the transactions contemplated by this Agreement.

Cổ Đông đó có kiến thức và kinh nghiệm đầy đủ trong lĩnh vực tài chính, chứng khoán, đầu tư và các ngành kinh doanh khác để có thể bảo vệ quyền lợi của mình trong mối liên liên quan đến những giao dịch được nhắc tới bởi Hợp Đồng này.

11.

Such Shareholder has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Acquiror Shares.

Cổ Đông đó đã tham khảo sự tư vấn của các cố vấn về thuế, luật, kế toán và tài chính về việc đầu tư những Cổ Phiếu Của Bên Mua, tới mức độ được cho là cần thiết.

12.

Such Shareholder understands the various risks of an investment in the Acquiror Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Acquiror Shares.

Cổ Đông đó hiểu được những rủi ro đa dạng của việc đầu tư các Cổ Phiếu Của Bên Mua và có thể gánh vác những rủi ro đó trong một khoảng thời gian không xác định, bao gồm nhưng không giới hạn bởi rủi ro của việc mất hoàn toàn những khoản đầu tư vào Cổ Phiếu Của Bên Mua.

13.

Such Shareholder has had access to the Acquiror's publicly filed reports with the SEC.

Cổ Đông đó đã có thông tin về những báo cáo được lập và công bố công khai với SEC của Bên Mua.

14.

Such Shareholder has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Acquiror that such Shareholder has requested and all such public information is sufficient for such Shareholder to evaluate the risks of investing in the Acquiror Shares.

Cổ Đông đó được trang bị tất cả những thông tin công khai khác về Bên Mua – những thông tin mà Cổ Đông đó đã yêu cầu  và đầy đủ để cho Cổ Đông đó có thể đánh giá mức độ rủi ro của việc đầu tư vào Cổ Phiếu Của Bên Mua  – trong suốt quá trình cùa giao dịch được nhắc đến trong Hợp Đồng này.

15.

Such Shareholder has been afforded the opportunity to ask questions of and receive answers concerning the Acquiror and the terms and conditions of the issuance of the Acquiror Shares.

Cổ Đông đó đã được trao cơ hội để hỏi và được trả lời về các vấn đề liên quan đến Bên Bán và điều khoản cũng như điều kiện của việc phát hành Cổ Phiếu Của Bên Mua.

16.

Such Shareholder is not relying on any representations and warranties concerning the Acquiror made by the Acquiror or any officer, employee or agent of the Acquiror, other than those contained in this Agreement.

Cổ Đông đó không phụ thuộc vào bất cứ giải trình hay bảo lãnh nào về Bên Mua – những giải trình, bảo lãnh từ Bên Mua hay bất cứ cán bộ, nhân viên hay đại diện của Bên Mua, chứ không phải những người được nhắc đến trong Hợp Đồng này.

17.

Such Shareholder will not sell or otherwise transfer the Acquiror Shares, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

Cổ Đông đó sẽ không bán hay có một hình thức chuyển nhượng nào khác về các Cổ Phiếu Của Bên Mua, trừ khi hoặc (A) việc chuyển nhượng những chứng khoán trên được đăng ký theo Luật Chứng Khoán, hoặc (B) có một sự miễn giảm trong việc đăng ký những chứng khoán đó.

18.

Such Shareholder understands and acknowledges that the Acquiror is under no obligation to register the Acquiror Shares for sale under the Securities Act.

Cổ Đông hiểu và thừa nhận rằng Bên Mua không chịu bất cứ nghĩa vụ nào trong việc đăng ký bán các Cổ Phiếu Của Bên Mua theo Luật Chứng Khoán.

19.

Such Shareholder represents that the address furnished by such Shareholder on its signature page to this Agreement and in Exhibit A is such Shareholder's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

Cổ Đông đó giải trình rằng địa chỉ mà Cổ Đông cung cấp trong trang có chữ ký của Hợp Đồng này và trong Phụ Lục A là nơi cư ngụ chính của Cổ Đông nếu Cổ Đông là một cá nhân, là địa chỉ kinh doanh chính nếu Cổ Đông là một doanh nghiệp hay thể nhân nào khác.

20.

Such Shareholder understands and acknowledges that the Acquiror Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Acquiror that has been supplied to such Shareholder and that any representation to the contrary is a criminal offense.

Các Cổ Đông hiểu và thừa nhận rằng Cổ Phiếu Của Bên Mua không được tiến cử bởi bất cứ ủy ban thuộc liên bang hay tiểu bang nào, hoặc bất cứ cơ quan chức năng nào, và những cơ quan trên chưa từng xác nhận tính chính xác hay xác định tính đầy đủ của bất cứ thông tin nào liên quan đến Bên Mua – những thông tin đã được cung cấp cho Các Cổ Đông  – và rằng bất cứ giải trình nào trái lại điều đó là vi phạm pháp luật.

21.

Such Shareholder acknowledges that the representations, warranties and agreements made by such Shareholder herein shall survive the execution and delivery of this Agreement and the purchase of the Acquiror Shares.

Các Cổ Đông thừa nhận rằng những giải trình, bảo lãnh và sự đồng ý ở đây của Cổ Đông sẽ tiếp tục việc thi hành và thực hiện Hợp Đồng này cũng như việc mua những Cổ Phiếu Của Bên Mua.

SCHEDULES TO SHARE EXCHANGE AGREEMENT

CÁC BIỂU CỦA HỢP ĐỒNG TRAO ĐỔI CỔ PHIẾU

All capitalized terms used but not defined herein shall have the meaning described to them in the Share Exchange Agreement, dated as of March 19, 2009, by and among Ensign Services, Inc., a Delaware corporation, the persons listed on Exhibit A thereto, Timex Petrol Medical Co., Ltd., a Vietnamese company, and the persons listed on Exhibit B thereto.

Tất cả những điều khoản được sử dụng nhưng chưa được định nghĩa sau đây sẽ có phần giải thích ý nghĩa trong Hợp đồng chuyển đổi cổ phiếu, được lập vào ngày  ____________, năm 2009, bởi và giữa Ensign Services, Inc., một công ty Delaware, những thể nhân được liệt kê trong Phụ Lục A, Công Ty TNHH Timex Petrol Medical, một công ty Việt Nam, và các thể nhân được liệt kê trong Phụ lục B.

SCHEDULE 4.1.5

BROKERS OR FINDERS OF SHAREHOLDERS

None.

BIỂU 4.1.5

NHÀ MÔI GIỚI HAY NHÀ TRUNG GIAN CỦA CỔ ĐÔNG

Không có.

SCHEDULE 5.1

COMPANY JURISDICTIONS

(jurisdiction of organization)

City: Bien Hoa

Province: Dong Nai

Country: Socialist Republic of Vietnam

BIỂu 5.1

QUYỀN HẠN PHÁP LÝ CỦA CÔNG TY

Thành phố Biên Hòa

Tỉnh Đồng Nai

Nước Cộng Hòa Xã Hội Chủ Nghĩa Việt Nam

SCHEDULE 5.2

SUBSIDIARIES

The Company has no wholly-owned subsidiaries:

NONE

BIỂU 5.2

CÁC CÔNG TY CON

Công ty có  _____ công ty con Công ty sở hữu toàn bộ:

SCHEDULE 5.7.1

OPTIONS

None

KẾ HOẠCH 5.7.1

CÁC QUYỀN CHỌN

Theo kế hoạch cổ phiếu năm 2001 của Công ty, Công ty được phép phát hành các quyền chọn để mua vào đến  _________ Cổ phiếu thường, giá trị trên danh nghĩa la $0.0001, của Công ty. Kể từ ____________, năm 2004, đã có __________ quyền được phát hành và đang lưu hành. Bảng dưới đây kê liệt kê chi tiết các quyền chọn mua do Công ty đưa ra kể từ_________________.

Việc phân bổ quyền chọn cho nhân viên kể từ

TÊN	VỊ TRÍ	NGÁY BÁT ĐẦU QUYỀN CHỌN	ĐƯỢC TRAO

SCHEDULE 5.7.2

REDEMPTION REQUIREMENTS

None.

BIỂU 5.7.2

CÁC YÊU CẦU VỀ VIỆC HOÀN TRẢ

Không có.

SCHEDULE 5.7.3

LIENS ON SHARES

None.

BIỂU 5.7.3

QUYỀN LƯU GIỮ TÀI SẢN ĐẢM BẢO CỔ PHIẾU

Không có.

SCHEDULE 5.10

LEGAL PROCEEDINGS

None.

BIỂU 5.10

CÁC VỤ KIỆN PHÁP LÝ

Không có.

SCHEDULE 5.11

BROKERS OR FINDERS

None

BIỂU 5.11

TRUNG GIAN – MÔI GIỚI

Đồng thời với việc thực thi Hợp đồng này, Công ty đang tham gia vào Bản hợp đồng tư vấn kinh doanh (“Hợp đồng Tư Vấn Tài Chính”) với Samson Consulting Corp (Công ty tư vấn Samson). Theo Hợp đồng tư vấn kinh doanh này, công ty sẽ trả cho ______________________ một mức phí là $______________ cho những dịch vụ tư vấn do _______________________ cung cấp về những giao dịch được dự liệu trong Hợp đồng chuyển đổi cổ phiếu và những vấn đề kinh doanh khác.

SCHEDULE 6.1

JURISDICTIONS

Incorporated in the State of Nevada

Conducts limited business.

BẢNG BIỂU 6.1

QUYỀN HẠN PHÁP LÝ

Trong khuôn khổ bang Nevada

Có hiệu lực đối với những hình thức kinh doanh trách nhiệm hữu hạn

SCHEDULE 6.2

OWNERSHIP INTEREST

None

BIỂU 6.2

LỢI ÍCH CỦA CHỦ SỞ HỮU

Không có

SCHEDULE 6.8.1

CAPITALIZATION AND RELATED MATTERS

None in SEC documents or otherwise.

BIỂU 6.8.1

VỐN HÓA VÀ CÁC VẤN ĐỀ LIÊN QUAN

Không có trong tài liệu SEC cũng như ở bất kỳ đâu.

SCHEDULE 6.8.4

SUBSIDIARIES

The Acquiror has no subsidiaries

BIỂU 6.8.4

CÁC CÔNG TY CON

Bên mua không có công ty con.

SCHEDULE 6.10

LEGAL PROCEEDINGS

None.

BIỂU 6.10

CÁC VỤ KIỆN PHÁP LÝ

Không có.

SCHEDULE 6.11

BROKERS OR FINDERS

None.

BIỂU 6.11

TRUNG GIAN – MÔI GIỚI

Không có.

SCHEDULE 6.12

ABSENCE OF UNDISCLOSED LIABILITIES

None.

BIỂU 6.12

NỢ PHẢI TRẢ CHƯA CÔNG BỐ

Không có.

SCHEDULE 6.13

CHANGES

None.

BIỂu 6.13

NHỮNG THAY ĐỔI

Không có.

SCHEDULE 6.13.5

CAPITAL STOCK

None

BIỂU 6.13.5

VỐN CỔ PHẦN

Không có.

SCHEDULE 6.13.9

DISCHARGED LIABILITIES

None

BIỂU 6.13.9

NỢ PHẢI TRẢ

Không có.

SCHEDULE 6.13.14

AGREEMENTS

None, other than those set forth in Share Exchange Agreement dated March 19, 2009 to which this Schedule is annexed.

BIỂU 6.13.14

CÁC THỎA THUẬN

Không có gì khác ngoài những điều đã được đề cập trong Hợp đồng chuyển đổi cổ phiếu ngày ngày

____________ mà BIỂU này được bổ sung.

SCHEDULE 6.15

AGREEMENTS

Acquiror personnel consists solely of the sole officer and director, Patricia Skarpa.

BIỂU 6.15

CÁC THỎA THUẬN

Các cá nhân phía bên mua chỉ bao gồm duy nhất Giám đốc, Patricia Skarpa.

SCHEDULE 6.18

INSURANCE

None.

BIỂU 6.18

BẢO HIỂM

Không có.

SCHEDULE 6.19

LITIGATION

None.

BIỂU 6.19

TRANH CHẤP, TỐ TỤNG

Không có.

SCHEDULE 6.21

INTERESTED PARTY TRANSACTIONS

None.

BIỂU 6.21

CÁC GIAO DỊCH CỦA BÊN THỤ QUYỀN

Không có.

SCHEDULE 6.23

BANK ACCOUNTS AND SAFE DEPOSIT BOXES

Acquiror has its checking account with ________. The authorized signatory on said checking account is ________________

Patricia Skarpa to fill in.

BIỂU 6.23

TÀI KHOẢN NGÂN HÀNG VÀ KÉT KÝ GỬI AN TOÀN

Bên mua có tài khoản séc với ________. Chữ ký được ủy quyền tài khoản séc kể trên là ________________

Patricia Skarpa điền vào.

SCHEDULE 6.24

INTELLECTUAL PROPERTY

None

BIỂU 6.24

SỞ HỮU TRÍ TUỆ

Không có.

SCHEDULE 6.27

STOCK OPTION PLANS; EMPLOYEE BENEFITS

None

BIỂU 6.27

CÁC KẾ HOẠCH QUYỀN CHỌN MUA CỔ PHIẾU; LỢI ÍCH CỦA NHÂN VIÊN

Không có.

SCHEDULE 6.28

ENVIRONMENTAL MATTERS

Not applicable

BIỂU 6.28

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